                                     PART A
                  INFORMATION REQUIRED TO BE IN THE PROSPECTUS

     INTERESTS IN INDIVIDUAL FLEXIBLE PREMIUM
        DEFERRED VARIABLE ANNUITY CONTRACTS

                     Issued by

         PROVIDENT MUTUAL VARIABLE ANNUITY
                 SEPARATE ACCOUNT

                        and

      PROVIDENT MUTUAL LIFE INSURANCE COMPANY

           SERVICE CENTER        CORPORATE HEADQUARTERS
       300 CONTINENTAL DRIVE    1000 CHESTERBROOK BLVD.
       NEWARK, DELAWARE 19713  BERWYN, PENNSYLVANIA 19312

               PHONE: 1-800-688-5177
                                                            PROSPECTUS

                                                           May 1, 2000

This prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") issued by Provident Mutual Life Insurance Company. This prospectus provides information that a prospective owner should know before investing in the Contract.

You can allocate your Contract's values to:

      -- Provident Mutual Variable Annuity Separate Account (the "Variable Account"), which invests in the portfolios listed on this page; or

      --  the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Variable Account (the "Portfolios") must accompany this prospectus. Please read these documents before investing and save them for future reference.

To learn more about the Contract, you should read the Statement of Additional Information ("SAI") dated May 1, 2000. For a free copy of the SAI, please call or write to us at our Service Center.

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents for the SAI appears on page 42 of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE NOTE THAT THE CONTRACT AND THE PORTFOLIOS:

      --  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      --  ARE NOT FEDERALLY INSURED;

      --  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      --  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

It may not be advantageous to replace existing insurance with the Contract. The following Portfolios are available:

     -- MARKET STREET FUND, INC.
        All Pro Large Cap Growth Portfolio
        All Pro Large Cap Value Portfolio
        All Pro Small Cap Growth Portfolio
        All Pro Small Cap Value Portfolio
        Equity 500 Index Portfolio
        International Portfolio
        Growth Portfolio
        Aggressive Growth Portfolio
        Managed Portfolio
        Bond Portfolio
        Money Market Portfolio

     -- SCUDDER VARIABLE LIFE INVESTMENT FUND
        Bond Portfolio
        Growth and Income Portfolio
        International Portfolio

     -- OCC ACCUMULATION TRUST
        Equity Portfolio
        Managed Portfolio
        Small Cap Portfolio

     -- DREYFUS VARIABLE INVESTMENT FUND
        Growth and Income Portfolio
        Zero Coupon 2000 Portfolio

     -- THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
        Socially Responsible Portfolio

     -- FEDERATED INSURANCE SERIES
        Fund for U.S. Government Securities II
          Portfolio
        Utility Fund II Portfolio

     -- STRONG VARIABLE INSURANCE FUNDS, INC.
        Strong Mid Cap Growth Fund II

     -- STRONG OPPORTUNITY FUND II, INC.
        Strong Opportunity Fund II

     -- VAN ECK WORLDWIDE INSURANCE TRUST
        Worldwide Bond Portfolio
        Worldwide Emerging Markets Portfolio
        Worldwide Hard Assets Portfolio
        Worldwide Real Estate Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND
        Equity-Income Portfolio
        Growth Portfolio
        High Income Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND II
        Asset Manager Portfolio
        Contrafund(R) Portfolio

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        PAGE
                                        ----
GLOSSARY..............................    1
TABLE OF EXPENSES.....................    3
CONTRACT SUMMARY......................    9
  The Contract........................    9
  Charges and Deductions..............   10
  Annuity Provisions..................   11
  Federal Tax Status..................   11
PMLIC, THE VARIABLE ACCOUNT AND THE
  PORTFOLIOS..........................   12
  Provident Mutual Life Insurance
     Company (PMLIC)..................   12
  Provident Mutual Variable Annuity
     Separate Account (Variable
     Account).........................   12
  The Funds...........................   13
  Resolving Material Conflicts........   21
  Addition, Deletion or Substitution
     of Investments...................   21
DESCRIPTION OF ANNUITY CONTRACT.......   22
  Purchasing a Contract...............   22
  Cancellation (Free-Look) Period.....   22
  Premiums............................   22
  Allocation of Net Premiums..........   22
  Variable Account Value..............   23
  Transfer Privilege..................   24
  Dollar Cost Averaging...............   25
  Withdrawals and Surrender...........   26
  Death Benefit Before Maturity
     Date.............................   27
  Proceeds on Maturity Date...........   28
  Payments............................   29
  Modification........................   29
  Reports to Contract Owners..........   29
  Contract Inquiries..................   29
THE GUARANTEED ACCOUNT................   29
  Minimum Guaranteed and Current
     Interest Rates...................   30
  Calculation of Guaranteed Account
     Value............................   30
  Transfers from Guaranteed Account...   30
  Payment Deferral....................   31

                                        PAGE
                                        ----
CHARGES AND DEDUCTIONS................   31
  Surrender Charge (Contingent
     Deferred Sales Charge)...........   31
  Administrative Charges..............   32
  Mortality and Expense Risk Charge...   32
  Investment Advisory Fees and Other
     Expenses of the Portfolios.......   32
  Premium Taxes.......................   33
  Other Taxes.........................   33
PAYMENT OPTIONS.......................   33
  Election of Payment Options.........   33
  Description of Payment Options......   33
YIELDS AND TOTAL RETURNS..............   34
FEDERAL TAX STATUS....................   36
  Introduction........................   36
  Tax Status of the Contracts.........   36
  Taxation of Annuities -- In
     General..........................   37
  Taxation of Non-Qualified
     Contracts........................   37
  Taxation of Qualified Contracts.....   38
  Withholding.........................   39
  Possible Changes in Taxation........   39
  Other Tax Consequences..............   39
DISTRIBUTION OF CONTRACTS.............   40
LEGAL PROCEEDINGS.....................   40
VOTING PORTFOLIO SHARES...............   40
FINANCIAL STATEMENTS..................   41
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS...................   42
APPENDIX A -- FINANCIAL HIGHLIGHTS....  A-1

GLOSSARY
--------------------------------------------------------------------------------

ACCUMULATION UNIT
A unit of measure used to calculate Subaccount Value.

ANNUITANT
The person whose life determines the annuity payments payable under the Contract and whose death determines the death benefit.

APPLICATION
The application you must complete to purchase a Contract plus all forms required by us or applicable law.

BENEFICIARY
The person to whom we pay the death benefit upon the death of the Owner or the Annuitant. If the Contract has joint Owners, then the surviving joint Owner is the Beneficiary.

CANCELLATION (FREE-LOOK) PERIOD
The period described in this prospectus during which the Owner may return this Contract for a refund.

CODE
The Internal Revenue Code of 1986, as amended.

CONTRACT
The individual flexible premium deferred variable annuity contract issued by us and offered in this prospectus.

CONTRACT ACCOUNT VALUE
The sum of the Variable Account Value and the Guaranteed Account Value.

CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Date.

CONTRACT DATE
The date as of which we issue the Contract and upon which the Contract becomes effective. The Contract Date is used to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR
A twelve-month period beginning on the Contract Date or on a Contract
Anniversary.

FUND
Any mutual fund in which a Subaccount invests.

GENERAL ACCOUNT
The assets that belong to us other than those assets allocated to the Variable Account or any of our other separate accounts.

GUARANTEED ACCOUNT
An account that is part of our General Account and is not part of, or dependent upon, the investment performance of the Variable Account.

GUARANTEED ACCOUNT VALUE
The Net Premiums allocated and amounts transferred to the Guaranteed Account, plus interest credited to the Guaranteed Account, minus amounts deducted, transferred, or withdrawn from the Guaranteed Account.

MATURITY DATE
The date as of which the Contract Account Value is applied to a Payment Option (or, if you elect to receive a lump sum, the date as of which you will receive the Surrender Value). The latest possible Maturity Date is normally the later of the Contract Anniversary nearest the Annuitant's age 85, or 10 years after the Contract Date. Notwithstanding the Maturity Date, Qualified Contracts may require that distributions begin at an earlier date.

MONEY MARKET SUBACCOUNT
The Subaccount that holds shares of the Money Market Portfolio of Market Street Fund, Inc.

NET ASSET VALUE PER SHARE
The value per share of any Portfolio on any Valuation Day. The method of computing the Net Asset Value Per Share is described in the prospectus for a Portfolio.

NET PREMIUM
The premium you pay less any premium tax deducted from the premium.

NON-QUALIFIED CONTRACT
A Contract that is not a Qualified Contract.

NOTICE
A request or notice in writing or otherwise in a form satisfactory to us that is signed by you and received at our Service Center. You may obtain the necessary form by calling us at (800) 688-5177.

OWNER (YOU, YOUR)
The person who owns the Contract. The Owner is entitled to exercise all rights and privileges provided in the Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. Joint Owners must be spouses.

PAYEE
The person entitled to receive annuity payments under the Contract. The designation of a Payee other than the Annuitant requires our consent.

PAYMENT OPTION
One of the annuity payment options available under the Contract.

PORTFOLIO
An investment portfolio of a Fund.

PMLIC (WE, OUR, US)
Provident Mutual Life Insurance Company.

QUALIFIED CONTRACT
A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

RIDER
An amendment, addition, or endorsement to the Contract that changes the terms of the Contract by: (1) expanding Contract benefits; (2) restricting Contract benefits: or (3) excluding certain conditions from the Contract's coverage. A Rider that is added to the Contract becomes part of the Contract.

SEC
The U.S. Securities and Exchange Commission.

SERVICE CENTER
Our technology and service office at 300 Continental Drive, Newark, Delaware 19713.

SUBACCOUNT
A subdivision of the Variable Account.

SUBACCOUNT VALUE
Before the Maturity Date, the amount equal to that part of any Net Premium allocated to a Subaccount plus any amounts transferred to that Subaccount as adjusted by any interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable Surrender Charges and premium tax charges), other charges and any amounts transferred out of that Subaccount.

SURRENDER CHARGE
A charge that we deduct if a withdrawal or surrender occurs during the first six Contract Years. This charge is sometimes called a "contingent deferred sales charge."

SURRENDER VALUE
The Contract Account Value less: (1) any applicable Surrender Charge, (2) premium tax charges not previously deducted, and (3) the annual administration fee, if applicable.

TRANSFER PROCESSING FEE
The fee we charge for additional Subaccount amounts transferred after the twelfth transfer of Subaccount amounts within one Contract Year.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business and on days when trading of shares within a Subaccount is sufficient to affect materially the value of the Subaccount.

VALUATION PERIOD
The period beginning at the close of business on one Valuation Day (usually 4:00 p.m. Eastern Time) and continuing to the close of business on the next Valuation Day.

VARIABLE ACCOUNT
Providentmutual Variable Annuity Separate Account.

VARIABLE ACCOUNT VALUE
The sum of all Subaccount Values.

                               TABLE OF EXPENSES

     The following information regarding expenses assumes that the entire Contract Account Value is in the Variable Account.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Premiums...............  None
Maximum Contingent Deferred Sales
  Charge (as a percentage of amount
  surrendered or withdrawn)(1)...............     6%
Transfer Processing Fee......................     No fee for first twelve transfers in Contract Year.
                                                 $25 fee for each transfer thereafter during Contract
                                                                                                Year.
ANNUAL ADMINISTRATION FEE....................    $30 per Contract Year
VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a percentage of Variable Account Value)
Mortality and Expense Risk Charges...........  1.25%
Account Fees and Expenses(2).................  0.15%
                                               ----
Total Variable Account
  Annual Expenses............................  1.40%

                                                ALL PRO     ALL PRO     ALL PRO     ALL PRO
                                               LARGE CAP   LARGE CAP   SMALL CAP   SMALL CAP   EQUITY 500
                                                GROWTH       VALUE      GROWTH       VALUE       INDEX
                                               PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               ---------   ---------   ---------   ---------   ----------
MARKET STREET FUND, INC. ("MARKET STREET
FUND") ANNUAL EXPENSES
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................    0.70%       0.70%       0.90%       0.90%        0.24%
Other Expenses (after reimbursement)(3)......    0.19%       0.21%       0.21%       0.30%        0.04%
                                                 ----        ----        ----        ----         ----
Total Fund Annual Expenses (after
  reimbursement)(4)..........................    0.89%       0.91%       1.11%       1.20%        0.28%

                                                                           AGGRESSIVE                             MONEY
                                               INTERNATIONAL    GROWTH       GROWTH      MANAGED      BOND       MARKET
                                                 PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               -------------   ---------   ----------   ---------   ---------   ---------
MARKET STREET FUND, INC. ANNUAL EXPENSES
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................      0.75%         0.32%        0.41%        0.40%      0.35%       0.25%
Other Expenses (after reimbursement).........      0.23%         0.16%        0.16%        0.17%      0.17%       0.15%
                                                   ----          ----         ----         ----       ----        ----
Total Fund Annual Expenses (after
  reimbursement)(4)..........................      0.98%         0.48%        0.57%        0.57%      0.52%       0.40%

                                                                GROWTH
                                                                  AND
                                                   BOND         INCOME     INTERNATIONAL
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                 ---------     ---------   -------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
("SCUDDER FUND") ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................      0.48%         0.48%         0.85%
Other Expenses...............................      0.09%         0.07%         0.18%
                                                   ----          ----          ----
Total Fund Annual Expenses...................      0.57%         0.55%         1.03%

                                                                               SMALL
                                                  EQUITY        MANAGED         CAP
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                 ---------     ---------     ---------
OCC ACCUMULATION TRUST ("OCC TRUST") ANNUAL
EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................      0.80%         0.77%         0.80%
Other Expenses...............................      0.11%         0.06%         0.09%
                                                   ----          ----          ----
Total Fund Annual Expenses...................      0.91%         0.83%         0.89%

                                                  GROWTH         ZERO
                                                    AND         COUPON
                                                  INCOME         2000
                                                 PORTFOLIO     PORTFOLIO
                                                 ---------     ---------
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS
FUND") ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................      0.75%         0.45%
Other Expenses...............................      0.04%         0.19%
                                                   ----          ----
Total Fund Annual Expenses...................      0.79%         0.64%

                                                 SOCIALLY
                                                RESPONSIBLE
                                                 PORTFOLIO
                                                -----------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
INC. ("DREYFUS SOCIALLY RESPONSIBLE FUND")
ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................      0.75%
Other Expenses...............................      0.04%
                                                   ----
Total Fund Annual Expenses...................      0.79%

                                               FUND FOR U.S.
                                                GOVERNMENT      UTILITY
                                               SECURITIES II    FUND II
                                                 PORTFOLIO     PORTFOLIO
                                               -------------   ---------
FEDERATED INSURANCE SERIES ("FEDERATED
SERIES") ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................      0.60%         0.75%
Other Expenses...............................      0.24%         0.19%
                                                   ----          ----
Total Fund Annual Expenses...................      0.84%         0.94%

                                                 MID CAP
                                                 GROWTH
                                                 FUND II
                                                PORTFOLIO
                                               -----------
STRONG VARIABLE INSURANCE FUND
("STRONG FUND") ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................     1.00%
Other Expenses (after reimbursement).........     0.15%
                                                  ----
Total Fund Annual Expenses
  (after reimbursement)(4)...................     1.15%

                                               OPPORTUNITY
                                                 FUND II
                                                PORTFOLIO
                                               -----------
STRONG OPPORTUNITY FUND II, INC.
("STRONG OPPORTUNITY FUND") ANNUAL
EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................     1.00%
Other Expenses (after reimbursement).........     0.14%
                                                  ----
Total Fund Annual Expenses
  (after reimbursement)(4)...................     1.14%

                                                             WORLDWIDE   WORLDWIDE   WORLDWIDE
                                                WORLDWIDE    EMERGING      HARD        REAL
                                                  BOND        MARKETS     ASSETS      ESTATE
                                                PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               -----------   ---------   ---------   ---------
VAN ECK WORLDWIDE INSURANCE TRUST
("VAN ECK TRUST") ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................     1.00%        1.00%       1.00%       1.00%
Other Expenses (after reimbursement).........     0.22%        0.34%       0.26%       0.44%
                                                  ----         ----        ----        ----
Total Fund Annual Expenses (after
  reimbursement)(4)..........................     1.22%        1.34%       1.26%       1.44%

                                                 EQUITY-                   HIGH
                                                 INCOME       GROWTH      INCOME
                                                PORTFOLIO    PORTFOLIO   PORTFOLIO
                                               -----------   ---------   ---------
VARIABLE INSURANCE PRODUCTS FUND ("VIP FUND")
ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................     0.48%        0.58%       0.58%
Other Expenses (after reimbursement).........     0.08%        0.07%       0.11%
                                                  ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(4)..........................     0.56%        0.65%       0.69%

                                                 ASSET
                                                MANAGER    CONTRAFUND(R)
                                               PORTFOLIO     PORTFOLIO
                                               ---------   -------------
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II
FUND") ANNUAL EXPENSES(5)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).................     0.53%        0.58%
Other Expenses (after reimbursement).........     0.09%        0.07%
                                                  ----         ----
Total Fund Annual Expenses (after
  reimbursement)(4)..........................     0.62%        0.65%

     Premium taxes may be applicable, depending on the laws of your state.

     The above Table of Expenses is intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. Except as stated in the footnotes below, the table reflects expenses of the Variable Account and the Funds for the 1999 calendar year. For a more complete description of costs and expenses, see "Charges and Deductions" and the prospectuses of each Portfolio.
---------------

 (1) A Contingent Deferred Sales Charge (also called a Surrender Charge) is deducted only if a withdrawal or surrender occurs during the first six Contract Years; no Surrender Charge is deducted for a withdrawal or surrender in Contract Years seven and later. For the first Contract Year, the maximum charge is 6% of the amount withdrawn or surrendered. Thereafter, the Surrender Charge decreases by 1% each subsequent Contract Year until it is zero in Contract Year seven. The maximum total Surrender Charge will not exceed 8 1/2% of the total premiums received under the Contract. Subject to certain restrictions, after the first Contract Year up to 10% of the Contract Account Value as of the beginning of a Contract Year may be surrendered or withdrawn without charge in that Contract Year. (See "Surrender Charge.")

 (2) Asset-based administration charge.

 (3) Since the Equity 500 Index Portfolio has recently commenced operations, "Other Expenses" is based on estimated amounts the Portfolio expects to pay during the current calendar year. This estimate anticipates an expense reimbursement or fee waiver arrangement for year 2000. Absent this arrangement, estimated Total Fund Annual Expenses would be 0.39%.

 (4) For certain Portfolios, expenses were reimbursed or fees waived during 1999. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, Total Fund Annual Expenses would have been 1.21% for the Market Street Fund All Pro Small Cap Value Portfolio, 1.17% for the Strong Mid Cap Growth Fund II Portfolio, 3.23% for the Van Eck Worldwide Real Estate Portfolio, 0.57% for the VIP Fund Equity-Income Portfolio, 0.66% for the VIP Fund Growth Portfolio, 0.63% for the VIP II Fund Asset Manager Portfolio, and 0.67% for the VIP II Fund Contrafund(R) Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1999 for these Portfolios because the level of actual expenses and fees did not exceed the thresholds at which the reimbursement and waiver arrangements would have become operative.

 (5) The fee and expense information regarding the Funds was provided by the Funds and has not been independently verified by PMLIC. The Market Street Fund is affiliated with PMLIC. None of the other Funds is affiliated with PMLIC.

EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your Contract at the end of the applicable time period:

SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Market Street All Pro Large Cap Growth...............  $87.35    $118.35    $156.22    $288.97
Market Street All Pro Large Cap Value................   87.53     118.93     157.20     290.94
Market Street All Pro Small Cap Growth...............   89.41     124.67     166.90     310.37
Market Street All Pro Small Cap Value................   90.26     127.24     171.24     319.00
Market Street Equity 500 Index.......................   81.61     100.70     126.12     227.19
Market Street International..........................   88.19     120.94     160.60     297.78
Market Street Growth.................................   83.49     106.51     136.07     247.85
Market Street Aggressive Growth......................   84.34     109.12     140.52     257.02
Market Street Managed................................   84.34     109.12     140.52     257.02
Market Street Bond...................................   83.87     107.67     138.05     251.93
Market Street Money Market...........................   82.74     104.19     132.10     239.64
Scudder Bond.........................................   84.34     109.12     140.52     257.02
Scudder Growth and Income............................   84.15     108.54     139.54     254.99
Scudder International................................   88.66     122.38     163.03     302.64
OCC Equity...........................................   87.53     118.93     157.20     290.94
OCC Managed..........................................   86.78     116.63     153.30     283.06
OCC Small Cap........................................   87.35     118.35     156.22     288.97
Dreyfus Growth and Income............................   86.41     115.48     151.34     279.09
Dreyfus Zero Coupon 2000.............................   85.00     111.15     143.98     264.09
Dreyfus Socially Responsible ........................   86.41     115.48     151.34     279.09
Federated Fund for U.S. Government Securities II.....   86.88     116.92     153.78     284.04
Federated Utility Fund II............................   87.82     119.79     158.66     293.88
Strong Mid Cap Growth Fund II........................   89.79     125.81     168.83     314.22
Strong Opportunity Fund II...........................   89.70     125.53     168.35     313.26
Van Eck Worldwide Bond...............................   90.45     127.81     172.20     320.90
Van Eck Worldwide Emerging Mkts......................   91.58     131.24     177.95     332.26
Van Eck Worldwide Hard Assets........................   90.82     128.96     174.12     324.71
Van Eck Worldwide Real Estate........................   92.52     134.09     182.73     341.63
Fidelity Equity-Income...............................   84.24     108.83     140.03     256.00
Fidelity Growth......................................   85.09     111.43     144.47     265.10
Fidelity High Income.................................   85.47     112.59     146.44     269.12
Fidelity Asset Manager...............................   84.81     110.57     142.99     262.08
Fidelity Contrafund(R)...............................   85.09     111.43     144.47     265.10

     2. If you do not surrender your Contract at the end of the applicable time period:

SUBACCOUNT                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                              ------    -------    -------    --------
Market Street All Pro Large Cap Growth................  $25.90    $79.59     $135.89    $288.97
Market Street All Pro Large Cap Value.................   26.10     80.19      136.89     290.94
Market Street All Pro Small Cap Growth................   28.10     86.16      146.79     310.37
Market Street All Pro Small Cap Value.................   29.00     88.84      151.22     319.00
Market Street Equity 500 Index........................   19.80     61.21      105.16     227.19
Market Street International...........................   26.80     82.28      140.36     297.78
Market Street Growth..................................   21.80     67.26      115.32     247.85
Market Street Aggressive Growth.......................   22.70     69.98      119.87     257.02

SUBACCOUNT                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                              ------    -------    -------    --------
Market Street Managed.................................  $22.70    $69.98     $119.87    $257.02
Market Street Bond....................................   22.20     68.47      117.35     251.93
Market Street Money Market............................   21.00     64.84      111.27     239.64
Scudder Bond..........................................   22.70     69.98      119.87     257.02
Scudder Growth and Income.............................   22.50     69.37      118.86     254.99
Scudder International.................................   27.30     83.77      142.84     302.64
OCC Equity............................................   26.10     80.19      136.89     290.94
OCC Managed...........................................   25.30     77.79      132.91     283.06
OCC Small Cap.........................................   25.90     79.59      135.89     288.97
Dreyfus Growth and Income.............................   24.90     76.59      130.91     279.09
Dreyfus Zero Coupon 2000..............................   23.40     72.08      123.39     264.09
Dreyfus Socially Responsible..........................   24.90     76.59      130.91     279.09
Federated Fund for U.S. Government Securities II......   25.40     78.09      133.40     284.04
Federated Utility Fund II.............................   26.40     81.08      138.38     293.88
Strong Mid Cap Growth Fund II.........................   28.50     87.35      148.76     314.22
Strong Opportunity Fund II............................   28.40     87.05      148.27     313.26
Van Eck Worldwide Bond................................   29.20     89.43      152.20     320.90
Van Eck Worldwide Emerging Markets....................   30.40     93.00      158.08     332.26
Van Eck Worldwide Hard Assets.........................   29.60     90.62      154.16     324.71
Van Eck Worldwide Real Estate.........................   31.40     95.96      162.95     341.63
Fidelity Equity-Income................................   22.60     69.67      119.36     256.00
Fidelity Growth.......................................   23.50     72.38      123.89     265.10
Fidelity High Income..................................   23.90     73.59      125.90     269.12
Fidelity Asset Manager................................   23.20     71.48      122.39     262.08
Fidelity Contrafund(R)................................   23.50     72.38      123.89     265.10

     The above Examples provided above assume no transfer charges or premium taxes have been assessed. The Examples also assume that the Annual Administration Fee is $30 and that the estimated average Contract Account Value per Contract is $10,000, which translates the Annual Administration Fee into an assumed 0.30% charge for purposes of the Examples based on a $1,000 investment.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE MORE OR LESS THAN THE ASSUMED AMOUNT.

CONTRACT SUMMARY
--------------------------------------------------------------------------------

     THIS SECTION IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A CONTRACT. WE DISCUSS EACH OF THESE TOPICS IN GREATER DETAIL LATER IN THIS PROSPECTUS.

                                  THE CONTRACT

- PURCHASING A CONTRACT. The Contract is an individual flexible premium deferred variable annuity. The Contract allows you to invest on a tax-deferred basis for your retirement or other long-term purposes. We may sell Contracts in connection with retirement plans which qualify for special tax treatment (Qualified Contracts), as well as Contracts which do not qualify for special tax treatment (Non-Qualified Contracts).

To purchase a Contract, you must submit an Application and pay the minimum initial premium. We do not begin to make annuity payments until the Maturity Date. For more information about how to purchase a Contract, see "Description of an Annuity Contract -- Purchasing a Contract."

- CANCELLATION (FREE-LOOK) PERIOD. You have the right to return the Contract within 10 days (or any longer period required by the laws of your state) after you receive it. If you return the Contract within the Cancellation Period, we will return a refund amount to you. The amount we return is:

     -- the amount of premiums paid (including any Contract fees and charges),

        minus

     -- any amounts allocated to the Variable Account

        plus

     -- the Variable Account Value on the date of termination.

- PREMIUMS. We require a minimum initial premium of $2,000. For Qualified Contracts, as an alternative to the minimum initial premium, you may commit to pay premiums of $100 per month during the first Contract Year. You may pay subsequent premiums at any time. For Non-Qualified Contracts, the minimum subsequent premium is $100. For Qualified Contracts, the minimum subsequent premium is $50. You may also select a planned periodic premium schedule, which specifies each planned premium amount and payment frequency.

- ALLOCATION OF NET PREMIUMS. We will allocate Net Premiums under a Contract as designated by you to one or more of the Subaccounts or to the Guaranteed Account, or to both.

We invest the assets of each Subaccount solely in a corresponding Portfolio. Your Contract Account Value (except for the Guaranteed Account Value) will vary according to the investment performance of the Portfolios in which your chosen Subaccounts invest. We credit interest to amounts in the Guaranteed Account at a guaranteed minimum rate of 3% per year or, if we choose, at a higher current interest rate.

- TRANSFERS. Before the Maturity Date, you may request a transfer of all or part of the amount in a Subaccount or the Guaranteed Account to another Subaccount or the Guaranteed Account, subject to certain restrictions. Each transfer must be at least $500 or the entire amount in the Subaccount or Guaranteed Account, if less. After twelve transfers during a Contract Year, we deduct a Transfer Processing Fee of $25 for each additional transfer during that Contract Year. We only allow one transfer out of the Guaranteed Account each Contract Year. You must make this transfer within 30 days of the Contract Anniversary. We limit the amount that you can transfer from the Guaranteed Account to 25% or less of the Guaranteed Account Value on the date of the transfer, unless the balance after transfer is less than $500, in which case the entire amount will be transferred.

- WITHDRAWALS. At any time before the earlier of the death of the Annuitant or the Maturity Date, you may withdraw part of the Surrender Value, subject to certain limitations.

- SURRENDER. Upon Notice received at our Service Center on or before the earlier of the death of the Annuitant or the Maturity Date, you may surrender the Contract in full and receive its Surrender Value. This Notice must include the proper form which you may obtain by contacting our Service Center.

- DEATH BENEFIT. If the Annuitant dies before the Maturity Date, we will pay the Beneficiary a death benefit. During the first six Contract Years, the death benefit equals the greater of:

     -- premiums paid less any amounts withdrawn (including applicable Surrender
        Charges), or

     -- the Contract Account Value on the date we receive due proof of the Annuitant's death.

After the end of the sixth Contract Year, the death benefit equals the greatest of:

     -- the Contract Account Value as of the end of the sixth Contract Year less subsequent amounts withdrawn, or

     -- the Contract Account Value on the date we receive due proof of the Annuitant's death, or

     -- premiums paid less any amounts withdrawn (including applicable Surrender
        Charges).

If an Owner dies before the Maturity Date, we must generally distribute the Contract Account Value (or, if the deceased Owner is also the Annuitant, the death benefit) to the Beneficiary within five years after the date of death.

If an Owner dies on or after the Maturity Date, any remaining payments must be distributed at least as rapidly as under the Payment Option in effect on the date of death.

- STEP-UP RIDER. A Step-up Rider provides a guaranteed minimum death benefit if the Annuitant dies before the Maturity Date. The Step-up Rider is automatically included for Contracts issued in states that permit the Rider for those Contracts with an Annuitant who is age 0-70. The guaranteed minimum death benefit initially equals the Contract Account Value as of the sixth Contract Anniversary. We will reset or "step-up" the guaranteed minimum death benefit to the Contract Account Value, if greater, on the next six year Contract Anniversary. This "step-up" continues until the Contract Anniversary on or before the Annuitant's 85th birthday. We will also increase the proceeds upon death by an amount equal to aggregate premiums paid since the last Contract Anniversary. In the event of a withdrawal at any time, we reduce the guaranteed minimum death benefit by the same percentage that the withdrawal reduces the Contract Account Value. At no time will the death benefit proceeds be less than either:

     -- the Contract Account Value on the date we receive due proof of the Annuitant's death, or

     -- the sum of premiums paid, less any withdrawals (including applicable Surrender Charges).

                             CHARGES AND DEDUCTIONS

$ SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We do not deduct any charge for sales expenses from premiums. However, if you surrender your Contract or make certain withdrawals before the sixth Contract Anniversary, we will deduct a Surrender Charge from the amount surrendered or withdrawn.

For the first Contract Year, the charge is 6% of the amount withdrawn or surrendered. Thereafter, the Surrender Charge decreases by 1% each subsequent Contract Year. In no event is the total Surrender Charge on any Contract in excess of 8 1/2% of the total premiums received under the Contract.

During each Contract Year after the first Contract Year, you may, subject to certain restrictions, make up to two withdrawals totaling not more than 10% of the Contract Account Value (as of the beginning of a Contract Year) free of the Surrender Charge.

$ ANNUAL ADMINISTRATION FEE. On each Contract Anniversary prior to and including the Maturity Date, we deduct an Annual Administration Fee of $30 from the Contract Account Value. We also deduct this charge on the Maturity Date if it is not a Contract Anniversary and upon surrender if the surrender occurs at any time other than on a Contract Anniversary.

$ ASSET-BASED ADMINISTRATION CHARGE. We deduct a daily administration charge to compensate us for certain expenses we incur in administration of the Contracts. On or prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%.

$ TRANSFER PROCESSING FEE. The first twelve transfers of amounts in the Subaccounts each Contract Year are free. We assess a $25 transfer charge for each additional transfer during a Contract Year.

$ MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily Mortality and Expense Risk Charge to compensate us for assuming certain mortality and expense risks. On or prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 1.25% (approximately 0.70% for mortality risk and 0.55% for expense risks).

$ INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE PORTFOLIOS. The investment experience of each Subaccount reflects the investment experience of the shares of the Portfolio which it holds. The investment experience of each Portfolio, in turn, reflects its investment advisory fees and other expenses. Please read the prospectus for each Portfolio for details.

$ PREMIUM TAXES. If state or other premium taxes apply to a Contract, we deduct these taxes either:

        -- from premiums as they are received, or

        -- from the Contract Account Value, upon a withdrawal from or surrender of the Contract, upon application of the Contract Account Value to a Payment Option or upon payment of a death benefit.

                               ANNUITY PROVISIONS

- MATURITY DATE. We will apply the Contract Account Value to a Payment Option on the Maturity Date. You may instead elect to receive the Surrender Value on the Maturity Date.

- PAYMENT OPTIONS. The Contract offers three Payment Options. The amount of the payments under them does not vary with the Variable Account's performance. They are:

        -- Life Annuity,

        -- Life Annuity with 10 Years Guaranteed, and

        -- Alternate Income Option.

     In addition, instead of choosing one of the Payment Options listed above, you may elect to receive payments in any other manner that is acceptable to us and permissible under applicable law.

                               FEDERAL TAX STATUS

     Generally, a distribution (including a surrender, withdrawal, or death benefit payment) may result in federal income tax liability. In certain circumstances, a penalty tax may apply.

     WE OFFER OTHER VARIABLE ANNUITIES THAT HAVE DIFFERENT DEATH BENEFITS, FEATURES, AND OPTIONAL PROGRAMS. THESE OTHER ANNUITIES HAVE DIFFERENT CHARGES THAT WOULD AFFECT SUBACCOUNT PERFORMANCE AND CONTRACT ACCOUNT VALUE. PLEASE CONTACT OUR SERVICE CENTER TO OBTAIN MORE INFORMATION ABOUT THESE ANNUITIES.

                 PMLIC, THE VARIABLE ACCOUNT AND THE PORTFOLIOS

PROVIDENT MUTUAL LIFE INSURANCE COMPANY (PMLIC)

     We are organized as a mutual life insurance company and are the issuer of the Contract. We were chartered by the Commonwealth of Pennsylvania in 1865. We are currently licensed to transact life insurance business in all states and the District of Columbia and Puerto Rico. At the end of 1999, we had total assets of approximately $9.2 billion.

     We are subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in these states and jurisdictions. The forms for the Contract described in this prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, we may use the IMSA logo and language in advertisements.

PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT (VARIABLE ACCOUNT)

     The Provident Mutual Variable Annuity Separate Account is a separate investment account that we maintain. The Variable Account was established by our Board of Directors on October 19, 1992 under Pennsylvania law. We established the Variable Account to support the investment options under the Contract and other variable annuities. We have caused the Variable Account to be registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

     We own the assets of the Variable Account. These assets, however, are legally separate from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the reserves or other Contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business we conduct. We may transfer to our General Account any assets of the Variable Account which exceed the reserves and the Contract liabilities of the Variable Account (which will always be at least equal to the aggregate Contract Account Value allocated to the Variable Account under the Contracts).

     The Variable Account currently has thirty-three Subaccounts, all of which are available under the Contract. They are: All Pro Large Cap Growth; All Pro Large Cap Value; All Pro Small Cap Growth; All Pro Small Cap Value; Equity 500 Index; International; Growth; Aggressive Growth; Managed; Bond; Money Market; Scudder Bond; Scudder Growth and Income; Scudder International; OCC Equity; OCC Managed; OCC Small Cap; Dreyfus Growth and Income; Dreyfus Zero Coupon 2000; Dreyfus Socially Responsible; Federated Fund for U.S. Government Securities II; Federated Utility Fund II; Strong Mid-Cap Growth Fund II; Strong Opportunity Fund II; Van Eck Worldwide Bond; Van Eck Worldwide Emerging Markets; Van Eck Worldwide Hard Assets; Van Eck Worldwide Real Estate; Fidelity Equity-Income; Fidelity Growth; Fidelity High Income; Fidelity Asset Manager; and Fidelity Contrafund(R). The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of a designated Fund.

     The income, gains, or losses, realized or unrealized, on the assets of each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any other income, gains, or losses of PMLIC. The assets of each Subaccount may not be charged with liabilities arising out of any other business of PMLIC. PMLIC may accumulate in the Variable Account the charge for mortality expense and expense risks, gains and losses, and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

THE FUNDS

     The Variable Account currently invests in Portfolios of various series-type Funds, eleven of which are available under the Contracts; Market Street Fund; Scudder Fund; OCC Trust; Dreyfus Fund; Dreyfus Socially Responsible Fund; Federated Series; Strong Fund; Strong Opportunity Fund; Van Eck Trust; VIP Fund; and VIP II Fund. Each of the Funds is registered with the SEC under the 1940 Act as an open-end investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds.

     The assets of each Portfolio are separate from the assets of the other Portfolios, and each Portfolio has separate investment objectives and policies. Each Portfolio, therefore, operates as a separate investment Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of its corresponding Portfolio.

     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between the Fund and us. The termination provisions of these agreements vary. A summary of the termination provisions may be found in the SAI. If a participation agreement is terminated, the Variable Account will no longer be able to purchase additional shares of that Fund. In that event, you will not be able to allocate Contract Account Values or premium payments to Subaccounts investing in Portfolios of that Fund.

     In certain circumstances a Fund or a Portfolio may also refuse to sell its shares to the Variable Account for other reasons. If a Fund or a Portfolio refuses to sell its shares to the Variable Account, we will not be able to honor your request to allocate your Contract Account Value or premium payments to Subaccounts investing in shares of that Fund or Portfolio.

     Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Before choosing Subaccounts, you should carefully read the individual prospectuses for the Funds along with this prospectus.

     Some of the Portfolios available under the Contract present greater investment risks than other Portfolios because they invest in high yield securities (commonly known as junk bonds), foreign securities, small company stocks or other types of investments that present speculative risks. You should read the risk disclosure in the prospectuses for the Portfolios and be sure that your investment choice is appropriate in light of your investment goals.

MARKET STREET FUND

     The All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Growth, Aggressive Growth, Managed, Bond, and Money Market Subaccounts invest in shares of the Market Street Fund. This Fund currently issues eleven "series" or classes of shares, each of which represents interests in a separate Portfolio that corresponds to a Subaccount. Shares of each Portfolio currently are purchased and redeemed by the corresponding Subaccount. Shares of the All Pro Portfolios may not be currently available for sale in all states. If they are not yet available in your state, you may not allocate premiums to them until such time as they are available.

     The investment objectives/policies of the Market Street Fund Portfolios are summarized below.

              PORTFOLIO                               INVESTMENT OBJECTIVES/POLICIES
              ---------                               ------------------------------
ALL PRO LARGE CAP GROWTH               - Seeks to achieve long-term capital appreciation by
                                       investing primarily in equity securities of companies among the 750 largest by market capitalization at the time of
                                         purchase that the subadvisers believe show potential for
                                         growth in future earnings.
ALL PRO LARGE CAP VALUE                - Seeks to provide long-term capital appreciation by
                                       investing primarily in undervalued equity securities of
                                         companies among the 750 largest by market capitalization
                                         at the time of purchase that the subadvisers believe offer above-average potential for growth in future earnings.
ALL PRO SMALL CAP GROWTH               - Seeks to achieve long-term capital appreciation by
                                       investing primarily in equity securities of companies
                                         included in the Wilshire 5000 Equity Index at the time of
                                         purchase that the subadvisers believe show potential for
                                         growth in future earnings.
ALL PRO SMALL CAP VALUE                - Seeks to provide long-term capital appreciation by
                                       investing primarily in undervalued equity securities of
                                         companies included in the Wilshire 5000 Equity Index at
                                         the time of purchase that the subadvisers believe offer
                                         above-average potential for growth in future earnings.
EQUITY 500 INDEX                       - Seeks to provide long-term capital appreciation by
                                       investing primarily in common stocks included in the
                                         Standard & Poor's 500 Composite Stock Price Index.
INTERNATIONAL                          - Seeks long-term growth of capital primarily through
                                       investments in a diversified portfolio of marketable equity securities of established foreign companies.
GROWTH                                 - Seeks intermediate and long-term growth of capital by
                                       investing in common stocks of companies that the adviser
                                         believes offer above-average intermediate and long-term
                                         growth potential. Current income is a secondary
                                         consideration.
AGGRESSIVE GROWTH                      - Seeks to achieve a high level of long-term capital
                                       appreciation by investing in securities of a diverse group of smaller emerging companies.
MANAGED                                - Seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments, or a combination of these securities.
BOND                                   - Seeks to generate a high level of current income
                                       consistent with prudent investment risk by investing in a
                                         diversified portfolio of marketable debt securities.
MONEY MARKET                           - Seeks to provide maximum current income consistent with
                                       capital preservation and liquidity by investing in
                                         high-quality money market instruments.

     Market Street Investment Management Company ("MSIM") serves as investment adviser for the All Pro Portfolios. MSIM uses a "manager of managers" approach for the All Pro Portfolios under which

MSIM allocates each Portfolio's assets among one or more "specialist" investment subadvisers. The subadvisers for the All Pro Portfolios are as follows:

                       PORTFOLIO                                          SUBADVISERS
                       ---------                                          -----------
ALL PRO LARGE CAP GROWTH                                  Cohen Klingenstein & Marks, Inc.
                                                          Geewax Terker & Co.
ALL PRO LARGE CAP VALUE                                   Equinox Capital Management, Inc.
                                                          Mellon Equity Associates
                                                          Sanford C. Bernstein Company, Inc.
ALL PRO SMALL CAP GROWTH                                  Standish Ayer & Wood
                                                          Husic Capital Management
ALL PRO SMALL CAP VALUE                                   Reams Asset Management Company, LLC
                                                          Sterling Capital Management Company

     MSIM also serves as investment adviser for the Equity 500 Index Portfolio and the International Portfolio. MSIM has employed State Street Global Advisers ("State Street") to provide investment subadvisory services in connection with the Equity 500 Index Portfolio. MSIM has employed The Boston Company Asset Management, Inc. ("Boston Company") to provide investment subadvisory services in connection with the International Portfolio.

     With respect to the Equity 500 Index Portfolio:

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Contract. See "Standard & Poor's" in the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

     The Growth, Aggressive Growth, Managed, Bond, and Money Market Portfolios of Market Street Fund are advised by Sentinel Advisors Company (SAC).

     In addition to the fee for the investment advisory services that is described in the Market Street Fund prospectus, each Portfolio of the Market Street Fund pays its own expenses generally, including brokerage costs, administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Market Street Fund whereby it will reimburse each Portfolio for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each Portfolio, except the Equity 500 Index Portfolio and the International Portfolio. PMLIC will reimburse the Equity 500 Index Portfolio and the International Portfolio for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.04% and 0.75%, respectively. It is anticipated that this agreement will continue. If it is terminated, Portfolio expenses may increase.

     Each of the advisers and subadvisers discussed above is registered with the SEC as an investment adviser under the Investment Advisers Act.

SCUDDER VARIABLE LIFE INVESTMENT FUND

     The Scudder Bond Subaccount, Scudder Growth and Income Subaccount, and Scudder International Subaccount invest in shares of corresponding Portfolios of the Scudder Fund. The Scudder Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies.

     The Scudder Fund has seven Portfolios. Only the Bond Portfolio, Growth and Income Portfolio, and International Portfolio are available under the Contracts. Their investment objectives/policies are summarized below:

    PORTFOLIO                       INVESTMENT OBJECTIVES/POLICIES
    ---------                       ------------------------------
BOND                 - Seeks to provide a high-level income consistent with a
                       high quality portfolio of debt securities. It
                       accomplishes this by using a flexible investment program
                       that emphasizes high-grade bonds.

GROWTH AND INCOME    - Seeks long-term growth of capital, current income, and
                       growth of income. This Portfolio primarily invests in
                       common stocks, preferred stocks, and securities
                       convertible to common stocks.

INTERNATIONAL        - Seeks long-term growth of capital primarily through
                       diversified holdings of marketable foreign equity
                       investments. The Portfolio invests in common stocks of
                       established companies listed on foreign exchanges.

     Scudder Kemper Investments, Inc., an investment adviser registered with the SEC under the Investment Advisers Act, manages daily investments and business affairs of the Scudder Fund.

OCC ACCUMULATION TRUST

     The OCC Equity Subaccount, OCC Small Cap Subaccount, and OCC Managed Subaccount invest in shares of corresponding portfolios of the OCC Trust. Shares of the OCC Trust are sold to separate accounts of life insurance companies established to fund variable annuity contracts.

     The OCC Trust currently has seven Portfolios. Only the Equity Portfolio, Managed Portfolio, and Small Cap Portfolio are available for investment under the Contracts. Their investment objectives/policies are summarized below:

    PORTFOLIO                       INVESTMENT OBJECTIVES/POLICIES
    ---------                       ------------------------------
EQUITY               - Seeks long-term capital appreciation through investment
                       in a diversified portfolio consisting primarily of equity
                       securities selected on the basis of a value-oriented
                       approach to investing.

MANAGED              - Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash
                       equivalents, the percentages of which will vary over time
                       based on the investment manager's assessments of relative
                       investment values.

SMALL CAP            - Seeks capital appreciation through investment in a
                       diversified portfolio consisting primarily of equity
                       securities of companies with market capitalizations of
                       under $1 billion.

     The OCC Trust receives investment advice with respect to each of its Portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital. Oppenheimer Capital is a subsidiary of PIMCO Advisors L.P. OpCap Advisors is registered as an investment adviser under the Investment Advisers Act.

DREYFUS VARIABLE INVESTMENT FUND AND THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Growth and Income Subaccount and the Dreyfus Zero Coupon 2000 Subaccount invest in shares of corresponding Portfolios of the Dreyfus Fund. The Dreyfus Socially Responsible Subaccount invests in shares of the Dreyfus Socially Responsible Fund. These Funds are intended to be funding vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies.

     The investment objectives/policies of these Funds are summarized below:

    PORTFOLIO                       INVESTMENT OBJECTIVES/POLICIES
    ---------                       ------------------------------
GROWTH AND INCOME    - Seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To
                       pursue this goal, it invests in stocks, bonds and money
                       market instruments of domestic and foreign issuers.

ZERO COUPON 2000     - Seeks as high an investment return as is consistent with the preservation of capital. This Portfolio invests
                       primarily in debt obligations issued by the U.S.
                       government and its agencies and instrumentalities that
                       have been stripped of their unmatured interest coupons,
                       and interest coupons that have been stripped from these
                       debt obligations. This Portfolio will invest at least 65%
                       of its assets in zero coupon securities which will mature
                       on or about December 31, 2000.

SOCIALLY             - The Fund seeks to provide capital growth, with current
RESPONSIBLE          income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that,
                       in the opinion of the Fund's management, meet traditional
                       investment standards and conduct their business in a
                       manner that contributes to the enhancement of the quality
                       of life in America.

     The Dreyfus Corporation ("Dreyfus") serves as investment adviser to these Portfolios and Fund. NCM Capital Management Group, Inc. ("NCM"), serves as subadviser to the Dreyfus Socially Responsible Portfolio and provides day-to-day management of its securities holdings. Dreyfus and NCM are registered as investment advisers under the Investment Advisers Act.

FEDERATED INSURANCE SERIES

     The Federated Fund for U.S. Government Securities II Subaccount and the Federated Utility Fund II Subaccount invest in shares of corresponding Portfolios of the Federated Series. The Federated Series is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance.

     The Federated Series currently consists of twelve Portfolios. The Fund for U.S. Government Securities II Portfolio and Utility Fund II Portfolio are available under the Contracts. Their investment objectives/policies are summarized below:

          PORTFOLIO                      INVESTMENT OBJECTIVES/POLICIES

FUND FOR U.S. GOVERNMENT
SECURITIES II                    - Seeks to provide current income. This
                                   Portfolio invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities.

UTILITY FUND II                  - Seeks to achieve high current income and
                                   moderate capital appreciation. This Portfolio invests primarily in equity and debt securities of utility companies.

     Federated Investment Management Company ("Federated") serves as adviser to these Portfolios. Federated Global Investment Management Corp. ("Federated Global") serves as subadviser to the Utility Fund II. Federated and Federated Global are registered investment advisers under the Investment Advisers Act.

STRONG VARIABLE INSURANCE FUNDS, INC.

     The Strong Mid Cap Growth Fund II Subaccount invests in shares of a corresponding Portfolio of the Strong Fund. Strong Fund offers insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     Strong Fund issues a number of "series" or classes of shares, each of which represents an interest in a separate investment portfolio within the Strong Fund. One of the series is available for investment under the Contract: Strong Mid Cap Growth Fund II.

     The investment objectives/policies of this Portfolio are summarized below:

                PORTFOLIO                                INVESTMENT OBJECTIVES/POLICIES
                ---------                                ------------------------------
STRONG MID CAP GROWTH FUND II               - Seeks capital growth by investing at least 65% of its
                                            assets in stocks of medium-capitalization companies that
                                              the Portfolio's managers believe have favorable
                                              prospects for accelerating growth of earnings, but are
                                              selling at reasonable valuations based on earnings,
                                              cash flow, or asset value.

     Strong Mid Cap Growth Fund II is managed by Strong Capital Management, Inc. This adviser is registered with the SEC as an investment adviser under the Investment Advisers Act.

STRONG OPPORTUNITY FUND II, INC.

     The Strong Opportunity Fund II Subaccount invests in shares of a corresponding Portfolio of the Strong Opportunity Fund. Strong Opportunity Fund offers insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     The investment objectives/policies of the Strong Opportunity Fund II are summarized below:

                PORTFOLIO                                INVESTMENT OBJECTIVES/POLICIES
                ---------                                ------------------------------
STRONG OPPORTUNITY FUND II                  - Seeks capital growth by investing primarily in stocks
                                            of medium-capitalization companies that the Portfolio's
                                              managers believe are underpriced, yet have attractive
                                              growth prospects.

     Strong Opportunity Fund II is managed by Strong Capital Management, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST

     The Van Eck Worldwide Bond, Van Eck Worldwide Emerging Markets, Van Eck Worldwide Hard Assets, and Van Eck Worldwide Real Estate Subaccounts of the Variable Account invest in shares of the corresponding Portfolios of the Van Eck Trust.

     The investment objectives/policies of the Portfolios of Van Eck Trust are summarized below:

          PORTFOLIO                      INVESTMENT OBJECTIVES/POLICIES

WORLDWIDE BOND                   - Seeks high total return through a flexible
                                   policy of investing globally, primarily in debt securities. Total return consists of current income and capital appreciation. This Portfolio attempts to achieve its investment objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return.

WORLDWIDE EMERGING
MARKETS                          - Seeks long-term capital appreciation by
                                   investing primarily in equity securities in emerging markets around the world.

WORLDWIDE HARD ASSETS            - Seeks long-term capital appreciation by
                                   investing globally, primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production, or distribution of one or more of the following (together, Hard Assets): (a) precious metals, (b) ferrous and non-ferrous metals, (c) gas, petroleum, petrochemicals, or other hydrocarbons, (d) forest products,
                                   (e) real estate, and (f) other basic
                                   non-agricultural commodities. Income is a secondary consideration.

WORLDWIDE REAL ESTATE            - Seeks to maximize total return by investing
                                   primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

     The investment adviser for the Van Eck Worldwide Bond, Worldwide Hard Assets, and Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management (Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. Each of these advisers is registered with the SEC as an investment adviser under the Investment Advisers Act.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, and Fidelity High Income Subaccount invest in shares of corresponding Portfolios of the VIP Fund. The Fidelity Asset Manager Subaccount and Fidelity Contrafund(R) Subaccount invest in shares of corresponding Portfolios of the VIP II Fund. The VIP Fund and the VIP II Fund each offer insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies.

     The VIP Fund and the VIP II Fund issue a number of "series" or classes of shares, each of which represents an interest in a separate Portfolio within the VIP Fund or VIP II Fund. Three of the VIP Fund series are available for investment under the Contract: VIP Equity-Income Portfolio; VIP Growth Portfolio; and VIP High Income Portfolio. Two of the VIP II Fund Series are available for investment under the Contract: VIP II Asset Manager Portfolio and VIP II Contrafund(R) Portfolio.

     The investment objectives/policies of these Portfolios are summarized below:

          PORTFOLIO                      INVESTMENT OBJECTIVES/POLICIES

VIP EQUITY-INCOME                - Seeks reasonable income by investing
                                   primarily in income-producing equity
                                   securities. In choosing these securities, the Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

VIP GROWTH                       - Seeks to achieve capital appreciation. The
                                   Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

VIP HIGH INCOME                  - Seeks to obtain a high level of current
                                   income by investing primarily in
                                   high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

VIP II ASSET MANAGER             - Seeks to obtain high total return with
                                   reduced risk over the long-term by allocating assets among stocks, bonds, and short-term money market instruments.

VIP II CONTRAFUND(R)             - Seeks capital appreciation by investing in
                                   securities of companies where value is not fully recognized by the public.

     The Portfolios of the VIP Fund and VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). On behalf of the Asset Manager Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"). FMR (U.K.) and FMR Far East provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe; FMR Far East focuses primarily on companies based in Asia and the Pacific Basin.

     Each of these advisers is registered with the SEC as an investment adviser under the Investment Advisers Act.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each of these Portfolios also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR, under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

     You should read the prospectuses for the Portfolios carefully before investing. You can find more detailed information about the Portfolios' investment objectives, policies and restrictions, expenses, investment advisory services, charges, and investment risks in the current prospectus for each Fund which accompanies this prospectus and the current SAI for each Fund.

     Certain Portfolios have investment objectives and policies similar to other investment portfolios or mutual funds managed by the same investment adviser or manager. The investment results of the Portfolios may be higher or lower than those of such other investment portfolios or mutual funds. We do not guarantee or make any representation that the investment results of any Portfolio will be comparable to that of any other investment portfolio or mutual fund, even those with the same investment adviser or manager.

     Some of the investment portfolios described in the prospectuses for the Funds are not available with the Contracts. We cannot guarantee that each Portfolio will always be available for the Contracts. In the unlikely event that a Portfolio is not available, we will do everything reasonably practicable to secure the availability of a comparable Portfolio. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

     We may receive compensation from the investment adviser or a Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts issued by us. These percentages differ, and some advisers (or affiliates) may pay us more than others.

RESOLVING MATERIAL CONFLICTS

     The Funds are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and Providentmutual Life and Annuity Company of America ("PLACA"), a wholly-owned subsidiary of PMLIC, as well as other insurance companies offering variable life and annuity contracts. In addition, certain Funds available with the Contract may sell shares to retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of variable life or variable annuity contracts, generally, or certain classes of owners, and the interests of the retirement plans or participants in retirement plans.

     We currently do not foresee any disadvantages to Owners resulting from the Funds selling shares in connection with products other than the Contracts or to retirement plans. However, there is a possibility that a material conflict may arise between Owners whose Contract Account Values are allocated to the Variable Account and other investors in the Portfolios, including retirement plans and the owners of variable life insurance policies and variable annuity contracts issued by other insurance companies. In the event of a material conflict, we will take any necessary steps, including removing the Portfolio as an investment option within the Variable Account, to resolve the matter. The Funds' Boards of Directors are also responsible for monitoring events in order to identify any material conflicts that possibly may arise and determine what action, if any, should be taken in response to any conflicts. You should read the Portfolios' prospectuses for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the Portfolios available within the Variable Account. If the shares of any Portfolio are no longer available for investment, or for any other appropriate reason, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     Furthermore, we may close Subaccounts to allocations of premiums or Contract Account Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

     We also reserve the right to establish additional Subaccounts, each of which would invest in shares corresponding to an existing or new Portfolio. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations, or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us.

     If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Owners and Annuitants, subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, deregistered under the 1940 Act if registration is no longer required, or combined with our other separate accounts.

                        DESCRIPTION OF ANNUITY CONTRACT

PURCHASING A CONTRACT

     To purchase a Contract, you must submit a completed Application with an initial premium payment to us at our Service Center. You may send the Application and initial premium to us through any licensed representative who is appointed by us and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Contract (as well as for other variable contracts). You may also send the Application and initial premium to us through a broker-dealer that has a selling agreement with respect to the Contract.

     We may sell a Contract in connection with retirement plans. These retirement plans may, or may not, qualify for special tax treatment under the Code. See "Federal Tax Status -- Taxation of Qualified Contracts" for important information about purchasing a Qualified Contract.

CANCELLATION (FREE-LOOK) PERIOD

     The Contract provides for an initial Cancellation Period. You have the right to return the Contract within 10 days (or any longer period required by the laws of your state) after you receive it. When we receive the returned Contract at our Service Center, it will be canceled and we will refund to the Owner an amount equal to the sum of: (a) the difference between the premiums you paid, including any Contract fees and charges, and the amounts, if any, allocated to the Variable Account under the Contract; and (b) the Variable Account Value on the date of termination.

PREMIUMS

     We require a minimum initial premium of $2,000. For Qualified Contracts, as an alternative to the minimum initial premium, you may commit to paying $100 per month during the first Contract Year. You may pay subsequent premiums under the Contract at any time during the Annuitant's lifetime before the Maturity Date. Any subsequent premium payment must be at least $100 each for Non-Qualified Contracts and $50 each for Qualified Contracts.

     In your Application, you may select a planned periodic premium schedule based on a periodic billing mode of annual, semi-annual, or quarterly payment. You will receive a premium reminder notice at the specified interval. You may change the planned periodic premium frequency and amount. Also, under the automatic payment plan, you may select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source rather than being "billed."

ALLOCATION OF NET PREMIUMS

     We must receive a complete Application with all relevant information and payment of the initial premium in order to process the Application at our Service Center. If the Application is complete, we will allocate the initial Net Premium among the Subaccounts and Guaranteed Account in accordance with your instructions in the Application as of a date not later than two business days after we receive the completed Application at our Service Center.

     If we receive an incomplete Application, we may retain the initial premium payment and contact you in order to complete the Application. If the Application is not completed within five business days of our receipt, we will explain the reason for the processing delay and the premium payment will be returned to you unless you consent to our retaining the premium payment until the Application is completed. When the Application is complete, we will allocate the initial Net Premium within two business days.

     You should designate in the Application how the initial Net Premium is to be allocated among the Subaccounts and the Guaranteed Account. Any subsequent Net Premium is allocated at the end of the Valuation Period in which the subsequent premium is received by us in the same manner, unless the allocation percentages are changed. Premiums are allocated in accordance with the allocation schedule in effect at the time the premium payment is received.

     Subaccount Values will vary with the investment experience of the Subaccounts, and you bear the entire investment risk. You should periodically review your allocation schedule for Net Premiums in light of market conditions and your overall financial objectives.

VARIABLE ACCOUNT VALUE

     The Variable Account Value reflects the investment experience of the Subaccounts selected by you, any Net Premium payments, any withdrawals, any surrenders, any transfers, and any charges relating to the Subaccounts. There is no guaranteed minimum Variable Account Value, and, because the Variable Account Value on any future date depends upon a number of variables, it cannot be predicted.

     Calculation of Variable Account Value. The Variable Account Value is determined on each Valuation Day. This value is the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying the Subaccount's Accumulation Unit value on the relevant Valuation Day by the number of Subaccount Accumulation Units allocated to the Contract, as described below.

     Accumulation Units. For each Subaccount, Net Premiums allocated to a Subaccount and amounts transferred to a Subaccount are converted into Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the dollar amount directed to each Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Day as of which the allocation or transfer is made. Allocations and transfers to a Subaccount increase the number of Accumulation Units of that Subaccount credited to a Contract.

     Certain events reduce the number of Accumulation Units of a Subaccount credited to a Contract. Withdrawals or transfers from a Subaccount result in the cancellation of an appropriate number of Accumulation Units of that Subaccount, as do surrender of the Contract, payment of a death benefit, the application of Variable Account Value to a Payment Option on the Maturity Date, and the deduction of the annual administration fee or other charges. Accumulation Units are canceled as of the end of the Valuation Period in which we receive Notice regarding the event.

     The Accumulation Unit value for each Subaccount was arbitrarily set when the Subaccount began operations. Thereafter, the Accumulation Unit value at the end of every Valuation Day is the Accumulation Unit value at the end of the previous Valuation Day multiplied by the net investment factor, as described below. The Subaccount Value for a Contract is determined on any day by multiplying the number of Accumulation Units of that Subaccount attributable to the Contract by the Accumulation Unit value for that Subaccount.

     Net Investment Factor. The net investment factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. Each Subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each Subaccount for a Valuation Period equals 1 plus the fraction obtained by dividing (a) by (b) where:

          (a) is the net result of:

             1. the investment income, dividends, and capital gains, realized or unrealized, credited during the current Valuation Period; plus

             2. any amount credited or released from reserves for taxes attributable to the operation of the Subaccount; minus

             3. the capital losses, realized or unrealized, charged during the current Valuation Period; minus

             4. any amount charged for taxes or any amount we set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Subaccount; minus

             5. the amount charged for mortality and expense risk for that
                Valuation Period; minus

             6. the amount charged for administration for that Valuation Period;
                and

          (b) is the value of the assets in the Subaccount at the end of the preceding Valuation Period, adjusted for allocations and transfers to and withdrawals and transfers from the Subaccount occurring during that preceding Valuation Period.

TRANSFER PRIVILEGE

     Before the Maturity Date, you may request a transfer of all or a part of the amount in a Subaccount to another Subaccount or to the Guaranteed Account, or transfer a part of an amount in the Guaranteed Account to one or more Subaccounts, subject to the restrictions below. The minimum transfer amount must be the lesser of $500 or the entire Subaccount Value or the Guaranteed Account Value. A transfer request that would reduce the amount in a Subaccount or the Guaranteed Account below $500 is treated as a transfer request for the entire amount in that Subaccount or the Guaranteed Account.

     Transfers are made as of the day we receive Notice requesting the transfer. There is no limit on the number of transfers which can be made between Subaccounts or from a Subaccount to the Guaranteed Account. Only one transfer, however, may be made from the Guaranteed Account each Contract Year. (See "Transfers from Guaranteed Account.") The first twelve transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. A $25 Transfer Processing Fee will be assessed for the thirteenth and subsequent transfers during a Contract Year. For the purpose of assessing the fee, each request is considered to be one transfer, regardless of the number of Subaccounts or the Guaranteed Account affected by the transfer. The Transfer Processing Fee will be deducted from the amount being transferred.

     Telephone Transfers. We may accept telephone instructions from you or an authorized third party regarding transfers, dollar cost averaging, and automatic asset rebalancing, subject to the following conditions:

     1. You must complete and sign our telephone request form and send it to us. You also may authorize us in the Application or by Notice to act upon transfer instructions given by telephone.

     2. You may designate in the telephone request form a third party to act on your behalf in making telephone requests.

     We reserve the right to suspend telephone transfer privileges at any time, for any class of Contracts, for any reason.

     We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape-recording of the instructions given by telephone. If we follow reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We, however, may be liable for losses if we do not follow reasonable procedures.

     Automatic Asset Rebalancing. You may elect Automatic Asset Rebalancing, which authorizes periodic transfers of amounts among the Subaccounts in order to achieve a particular percentage allocation among Subaccounts. The percentage allocations must be in whole numbers and amounts may be allocated only among the Subaccounts. No amounts will be transferred to or from the Guaranteed Account as a part of Automatic Asset Rebalancing. For example, if your premium allocation is 20% to the Guaranteed Account, 30% to Subaccount A, and 50% to Subaccount B, the rebalancing will allocate the values in the Subaccounts as 37.5% to Subaccount A and 62.5% to Subaccount B. The percentage allocation of your Contract Account Value for rebalancing is based on your premium allocation instructions in effect at the time of rebalancing. Any premium allocation instructions that you give us that differ from your then current premium allocation instructions are treated as a request to change your premium allocation instructions. You should note, however, that a request to transfer amounts among Subaccounts by Notice or telephone as described above is not treated as a new premium allocation instruction for these purposes, and will not affect future allocations pursuant to Automatic Asset Rebalancing.

     Once elected, Automatic Asset Rebalancing begins at the beginning of the calendar quarter following the calendar quarter during which you make the election. You may change or terminate Automatic Asset Rebalancing by written instruction to us, or by telephone if you have previously authorized us to take telephone instructions. Automatic Asset Rebalancing transfers do not count as one of the 12 free transfers available during any Contract Year. We reserve the right to suspend Automatic Asset Rebalancing at any time, for any class of Contracts, for any reason upon written notice to you.

     Advance Orders of Transfers. You may elect to request transfers of amounts from a Subaccount to the Money Market Subaccount in advance of the time you want the transfers executed. To make this election, you must submit a written Advance Order form to our Service Center specifying a percentage amount of change in Subaccount Value at which shares in the specified Subaccount should be sold and the proceeds transferred to the Money Market Subaccount. After you have submitted the written Advance Order form, you may place or cancel an Advance Order by calling our Service Center. We measure the percentage change in a Subaccount Value by reference to the net investment factor for the specified Subaccount, as measured using the Accumulation Unit value as of the Valuation Period next ended after receipt of the Advance Order at the Service Center. We execute the transfer when the Accumulation Unit value for that Subaccount increases or decreases by at least the percentage specified by you.

     Once received at the Service Center, an Advance Order remains in effect until cancelled or superseded by a subsequent Advance Order for a transfer out of the same Subaccount. We do not currently assess a charge for Advance Orders, but reserve the right to charge for this service. In addition, we may terminate the Advance Order privilege or change its terms at any time by providing written notice to you at least 15 days in advance of the termination or modification.

DOLLAR COST AVERAGING

     The Dollar Cost Averaging program enables you to systematically and automatically transfer, on a monthly basis, specified dollar amounts from a designated Subaccount to other Subaccounts. By allocating specified dollar amounts periodically rather than at one time, you may be less susceptible to the impact of market fluctuations. We, however, make no guarantee that Dollar Cost Averaging will result in a profit or protect against loss.

     You may elect Dollar Cost Averaging for a period from 6 to 36 months. To qualify for Dollar Cost Averaging, the following minimum amount must be allocated to your designated Subaccount: 6 months -- $3,000; 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the designated Subaccount each month. The amount required to be allocated to the designated Subaccount can be made as an initial or subsequent investment or by transferring amounts into the designated Subaccount from the other Subaccounts or from the Guaranteed Account (which may be subject to certain restrictions). (See "Transfers from Guaranteed Account.")

     You may participate in this program by completing the authorization on the Application or at any time after the Contract is issued by properly completing an election form and returning it to us by the beginning of the month. You must also verify that the required minimum amount is in the designated Subaccount. Dollar Cost Averaging transfers may not commence until the later of (1) 30 days after the Contract Date and (2) five days after the end of the Cancellation Period.

     After you make the election, transfers from a Subaccount will be processed monthly until the number of designated transfers have been completed, the value of the Subaccount is completely depleted, or you instruct us in writing to cancel the monthly transfers.

     Transfers made under the Dollar Cost Averaging program will not count toward the twelve transfers permitted each Contract Year without the Transfer Processing Fee. We reserve the right to discontinue offering automatic transfers upon 30 days' written notice to you.

WITHDRAWALS AND SURRENDER

     Withdrawals. At any time before the earlier of the death of the Annuitant or the Maturity Date, you may withdraw part of the Surrender Value. With Qualified Contracts, the terms of the related retirement plan may impose additional withdrawal restrictions on participants. For information regarding these additional restrictions, you should consult your plan administrator.

     The minimum amount which may be withdrawn under a Contract is $500; the maximum amount is that which would leave a Surrender Value of not less than $2,000. We will treat a withdrawal request which would reduce the amount in a Subaccount or in the Guaranteed Account below $500 as a request for full withdrawal of the amount in that Subaccount or the Guaranteed Account. We will withdraw the amount requested by you from the Contract Account Value as of the day Notice for the withdrawal is received at our Service Center. Any applicable Surrender Charge is deducted from the remaining Contract Account Value. (See "Surrender Charge.")

     You may specify the amount to be withdrawn from certain Subaccounts or the Guaranteed Account for the withdrawal. If you do not so specify or if the amount in the designated Subaccounts or Guaranteed Account is inadequate to comply with the request, the withdrawal is made from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the Contract Account Value immediately before the withdrawal.

     A withdrawal may have adverse federal income tax consequences. (See "Federal Tax Status.")

     Systematic Withdrawals. Through the Systematic Withdrawal Plan, you may pre-authorize a periodic exercise of the withdrawal right described in the Contract. You may elect the plan at the time of your Application by completing the authorization on the Application form and making a minimum initial premium payment of $15,000. After the Contract is issued, you may elect the plan by properly completing the election form if the Contract Account Value is at least $15,000. Certain federal income tax consequences may apply to systematic withdrawals from the Contract. You should, therefore, consult with your tax adviser before participating in the Systematic Withdrawal Plan.

     Under the Systematic Withdrawal Plan, you can instruct us to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Withdrawals begin on the monthly or quarterly date following our receipt of the request. The minimum withdrawal is $100 monthly or $300 quarterly. The maximum amount which you can withdraw under the plan in a Contract Year without a Surrender Charge is 10% of the Contract Account Value as of the beginning of the year or 10% of the premiums paid in the first Contract Year if elected at the time of Application. We will notify you if the total amount to be withdrawn in a Contract Year exceeds 10% of the Contract Account Value as of the beginning of that year. Unless you instruct us to reduce the withdrawal amount for that year so that it does not exceed the 10% limit, we will continue to process withdrawals for the designated amount. Once the amount of the withdrawals exceeds the 10% limit, we will deduct the applicable Surrender Charge from the remaining Contract Account Value. (See "Surrender Charge.")

     We will pay you the amount requested each month or quarter and make withdrawals from the Subaccounts and the Guaranteed Account based on the proportion that the value in each Subaccount and Guaranteed Account bears to the Contract Account Value immediately prior to the withdrawal.

     As stated, withdrawals under the Systematic Withdrawal Plan that do not exceed 10% of the Contract Account Value as of the beginning of such Contract Year are not subject to a Surrender Charge. Notwithstanding any other Surrender Charge rules (see "Surrender Charge"), any other withdrawal in a year when the Systematic Withdrawal Plan has been utilized will be subject to the Surrender Charge. If an additional withdrawal is made from a Contract participating in the plan, systematic withdrawals will automatically terminate and may only be reinstated on or after the beginning of the next Contract Year pursuant to a new request.

     You may discontinue systematic withdrawals at any time upon Notice to us. We reserve the right to discontinue offering systematic withdrawals upon 30 days' notice to you.

     Charitable Remainder Trust Rider. You may elect a Charitable Remainder Trust Rider, which combines: (1) an extended Maturity Date to the Contract Anniversary nearest the Annuitant's age 100, unless a lump sum payment of Surrender Value is elected; and (2) a revised Surrender Charge/ withdrawal provision. A Charitable Remainder Trust Rider allows income to be distributed and the payment of trustee fees and charges. The Rider only applies the appropriate Surrender Charge to withdrawals or surrenders during a Contract Year that exceed the greater of: (1) 10% of the Contract Account Value as of the beginning of the Contract Year; or (2) any amounts in excess of the total premiums paid. There is no limit on the number of withdrawals occurring in any Contract Year.

     Surrender. At any time before the earlier of the death of the Annuitant or the Maturity Date, you may request a surrender of the Contract for its Surrender Value. (See "Surrender Charge.") The surrender request must be on the proper form which you can request from our Service Center. The proceeds paid to you will equal the Surrender Value less any withholding or premium taxes. The Surrender Value will be determined on the date Notice of surrender and the Contract are received at our Service Center. The Surrender Value will be paid in a lump sum unless you request payment under a Payment Option. A surrender may have adverse federal income tax consequences. (See "Federal Tax Status.")

     Restrictions on Distributions from Certain Contracts. There are certain restrictions on surrenders of and withdrawals from Contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in those years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability or financial hardship. In addition, income attributable to elective contributions described in (2) and (3) above may not be distributed in the case of hardship.

     In the case of other types of Qualified Contracts, federal tax law imposes other restrictions on the form and manner in which benefits may be paid. Likewise, the terms of retirement plans funded by Qualified Contracts also may impose restrictions on the ability of participants to take distributions from the Contracts.

     Contract Termination. We may end your Contract and pay the Surrender Value to you if, before the Maturity Date, all of these events simultaneously exist;

     1. no premiums have been paid for at least two years;

     2. the Contract Account Value is less than $2,000; and

     3. the total premiums paid, less any partial withdrawals, are less than $2,000.

     We will mail you a notice of our intention to end your Contract at least six months in advance. The Contract will automatically terminate on the date specified in the notice, unless we receive an additional premium payment before the termination date specified in the notice. This additional premium payment must be equal to at least the minimum additional amount required by us.

DEATH BENEFIT BEFORE MATURITY DATE

     We will deduct any applicable premium tax from the proceeds described below, unless we have already deducted the tax from the premiums when paid.

     Death of Annuitant. If the Annuitant dies before the Maturity Date, we will pay the death benefit under the Contract to the Beneficiary. During the first six Contract Years, the death benefit is equal to the greater of: (1) the premiums paid, less any withdrawals (including applicable Surrender Charges); or
(2) the Contract Account Value on the date we receive due proof of Annuitant's death. After the end of the sixth Contract Year, the death benefit is equal to the greatest of:

          1. the Contract Account Value as of the end of the sixth Contract Year less subsequent amounts withdrawn; or

          2. the Contract Account Value on the date we receive due proof of the Annuitant's death; or

          3. the premiums paid, less any withdrawals (including applicable Surrender Charges).

The proceeds will be paid to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a Payment Option. If the Annuitant is the Owner, the proceeds must be distributed in accordance with the rules set forth below in "Death of Owner" for the death of an Owner before the Maturity Date.

     There is no death benefit payable if the Annuitant dies after the Maturity Date.

     Death of Owner. If an Owner dies before the Maturity Date, federal tax law requires (for a Non-Qualified Contract) that the Contract Account Value (or if the Owner is the Annuitant, the proceeds payable upon the Annuitant's death) be distributed to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, any remaining payments must be distributed at least as rapidly as under the Payment Option in effect on the date of the Owner's death.

     These distribution requirements will be considered satisfied as to any portion of the proceeds payable to or for the benefit of a designated Beneficiary, and which is distributed over the life (or a period not exceeding the life expectancy) of that Beneficiary, provided that the distributions begin within one year of the Owner's death. However, if the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. If the Contract has joint Owners, the surviving joint Owner will be the designated Beneficiary. Joint Owners must be husband and wife as of the Contract Date.

     If the Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Code, will be treated as Owner for purposes of these distribution requirements, and any changes in the Annuitant will be treated as the death of the Owner.

     Other rules may apply to a Qualified Contract.

     Step-up Rider. The Step-up Rider is automatically included for Contracts issued in states that permit the Rider for these Contracts with an Annuitant who is age 0-70. The Step-up Rider provides a guaranteed minimum death benefit equal to the Contract Account Value as of the six year Contract Anniversary and is reset every six years to the Contract Account Value on the next six year Contract Anniversary, if greater. This reset continues until the six year Contract Anniversary on or before the Annuitant's 85th birthday. Premiums paid between the six year Contract Anniversaries are also included in the death benefit proceeds. A reduction in the guaranteed minimum death benefit for any withdrawal will be based on the proportion of the withdrawal to the Contract Account Value. At no time will the death benefit proceeds be less than either the Contract Account Value on the date we receive due proof of the Annuitant's death or the sum of premiums paid, less any withdrawals, including applicable Surrender Charges.

PROCEEDS ON MATURITY DATE

     Subject to our approval and state law you select the Maturity Date.

     Contract Account Value is applied to purchase a Payment Option as of the Maturity Date. If a lump sum payment is elected on the Maturity Date, the proceeds will equal the Surrender Value on the Maturity Date. In the event that you do not select a Payment Option, Contract Account Value is applied under the Life Annuity with Ten Year Certain Payment Option. (See "Payment Options.")

     You may change the Maturity Date subject to these limitations:

     1. Notice is received at our Service Center at least 30 days before the current Maturity Date;

     2. The new Maturity Date is at least 30 days after we receive the change request; and

     3. The new Maturity Date is not later than the later of the Contract Anniversary nearest the Annuitant's age 85 or 10 years after the Contract Date.

PAYMENTS

     Any withdrawal, the Surrender Value, or death benefit will usually be paid within seven calendar days of receipt of written request or receipt and filing of due proof of death. Payments may be postponed, however, if:

     1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

     2. the SEC permits by an order the postponement for the protection of Owners; or

     3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

     If a recent check or draft has been submitted, we have the right to defer payment until such check or draft has been honored.

     We have the right to defer payment of any withdrawal, surrender, or transfer from the Guaranteed Account for up to six months from the date of receipt of Notice for a withdrawal, surrender, or transfer. If payment is not made within 30 days after our receipt of documentation necessary to complete the transaction, or any shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at an annual rate of 3% or such higher rate required for a particular state.

MODIFICATION

     Upon notice to you, we may modify the Contract, if a modification:

     1. is necessary so that the Contract, our operations, or the operations of the Variable Account comply with applicable laws or regulations; or

     2. is necessary to assure the continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

     3. is necessary to reflect a change in the operation of the Variable Account; or

     4. provides other Subaccounts and/or Guaranteed Account options.

     In the event of a modification, we will make appropriate endorsement to the Contract.

REPORTS TO CONTRACT OWNERS

     At least quarterly, we will mail to you, at your last known address of record, a report containing the Contract Account Value and Surrender Value of the Contract and any further information required by applicable law or regulation.

CONTRACT INQUIRIES

     Inquiries regarding a Contract may be made by writing to us at our Service Center.

                             THE GUARANTEED ACCOUNT

     You may allocate some or all of the Net Premiums and transfer some or all of the amounts in the Subaccounts to the Guaranteed Account, which is part of our General Account. The Guaranteed Account pays interest at declared rates that are guaranteed for each calendar year and must be at least 3%. The principal, after deductions, is also guaranteed. Our General Account supports our insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor our General Account has been registered as an investment company under the 1940 Act. Neither our General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under these laws. The disclosures relating to these accounts which are included in this prospectus are for your information and have not been reviewed by the SEC. These disclosures, however, may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Contract Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of our General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. We intend to credit the Guaranteed Account Value with current rates in excess of this minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we anticipate changing the current interest rate in our discretion from time to time, different allocations to the Guaranteed Account Value will be credited with different current interest rates. The interest rate credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which an amount is received or transferred. At the end of the calendar year, we will determine a new current interest rate on the amount and any accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on this amount and any accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed effective annual interest rate of 3% will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

     For purposes of crediting interest and deducting charges, the Guaranteed Account uses a last-in, first-out method (i.e., LIFO) of accounting for allocations of Net Premium Payments and for transfers of Contract Account Value.

     We reserve the right to change the method of crediting interest from time to time, provided that the changes do not have the effect of reducing the minimum guaranteed effective annual interest rate below 3% or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which an amount is received or transferred).

CALCULATION OF GUARANTEED ACCOUNT VALUE

     The Guaranteed Account Value at any time is equal to amounts you allocate or transfer to the Guaranteed Account plus interest credited on these amounts, minus amounts deducted, transferred, or withdrawn from the Guaranteed Account.

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days before or after any Contract Anniversary, you may make one transfer from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the Guaranteed Account Value on the date of transfer, unless the balance after the transfer is less than $500, in which case the entire amount will be transferred. Subject to the next paragraph, if Notice for such transfer is received before a Contract Anniversary, the transfer will be made as of the Contract Anniversary; if Notice for a Transfer is received within 30 days after the Contract Anniversary, the transfer will be made as of the date we receive Notice at our Service Center.

PAYMENT DEFERRAL

     We may defer payment of any withdrawal, cash surrender, or transfer from the Guaranteed Account for up to six months from the date of our receipt of the Notice for withdrawal, surrender, or transfer.

                             CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     General. We do not deduct a charge for sales expense from premiums at the time they are paid. Within certain time limits described below, however, a Surrender Charge (contingent deferred sales charge) is deducted from the Contract Account Value if a withdrawal is made or a Contract is surrendered before annuity payments begin. If the Surrender Charge is insufficient to cover sales expenses, the loss will be borne by us; conversely, if the amount of the Surrender Charge is more than our sales expenses, the excess will be retained by us. We do not currently believe that the Surrender Charges will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets, which may include proceeds derived from mortality and expense risk charges.

     Charges for Withdrawal or Surrender. If a withdrawal is made or a Contract is surrendered, the applicable Surrender Charge will be as follows:

CONTRACT YEAR IN WHICH  CHARGES AS PERCENTAGE OF
    WITHDRAWAL OR                AMOUNT
   SURRENDER OCCURS     WITHDRAWN OR SURRENDERED
----------------------  ------------------------
          1                        6%
          2                        5
          3                        4
          4                        3
          5                        2
          6                        1
     7 and after                   0

     We do not deduct a Surrender Charge if the withdrawal or surrender occurs after six full Contract Years. In addition, no Surrender Charge is deducted on the Maturity Date if the Contract proceeds are applied under a Payment Option.

     In no event will the total Surrender Charges assessed under a Contract exceed 8 1/2% of the total premiums received under that Contract.

     If the Contract is surrendered, the applicable Surrender Charge will be deducted from the Contract Account Value in determining the Surrender Value. For a withdrawal, any applicable Surrender Charge will be deducted from the Contract Account Value. If the requested amount is withdrawn from the Guaranteed Account and one or more of the Subaccounts, or is withdrawn from more than one Subaccount, then the Surrender Charge will be deducted from each Subaccount and/or from the Guaranteed Account based on the percentage of the withdrawal amount deducted from each Subaccount and/or from the Guaranteed Account. However, where such a withdrawal request would reduce the amount in a Subaccount or the Guaranteed Account below $500 and is therefore treated as a withdrawal of the entire amount of Contract Account Value in the Subaccount or the Guaranteed Account, then the Surrender Charge that otherwise would be allocated to that account will be deducted from the amount withdrawn.

     Free Withdrawal Amount Charge. Subject to certain restrictions, you may withdraw or surrender up to 10% of the Contract Account Value as of the beginning of a Contract Year within that Contract Year without a Surrender Charge. During the first Contract Year, the full amount of all withdrawals (and any surrender) will be subject to the Surrender Charge. After the first Contract Year, the otherwise applicable Surrender Charge will not be applied to the first and second withdrawals during a Contract Year to the extent that the amount withdrawn is not in excess of 10% of the Contract Account Value as of the beginning of that Contract Year. This right is not cumulative from Contract Year to Contract Year. If the Contract is surrendered and there have been no prior withdrawals during that Contract Year, no Surrender Charge will apply to the amount of the surrender up to 10% of the Contract Account Value as of the beginning of that Contract Year.

     After the first Contract Year, any amounts withdrawn in excess of 10% or subsequent to the second withdrawal in a Contract Year will be assessed a Surrender Charge. If a surrender is made during a Contract Year in which one or no withdrawals have been made, you may surrender free of charge an amount equal to 10% of the Contract Account Value as of the beginning of the Contract Year less the total amount previously withdrawn during that Contract Year without imposition of the Surrender Charge. Only the excess amount will be subject to the Surrender Charge.

ADMINISTRATIVE CHARGES

     Annual Administration Fee. On each Contract Anniversary prior to and including the Maturity Date, and upon surrender of a Contract or on the Maturity Date (other than on a Contract Anniversary), we deduct from the Contract Account Value an Annual Administration Fee of $30 for our administrative expenses relating to the Contract. The charge is deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in each account bears to the total Contract Account Value. No Annual Administration Fee is payable during the annuity period.

     Asset-Based Administration Charge. To compensate us for costs associated with administration of the Contracts, prior to the Maturity Date we deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.

     Transfer Processing Fee. The first twelve transfers during each Contract Year are free. A $25 Transfer Processing Fee will be assessed for each additional transfer during such Contract Year. For the purpose of assessing the fee, each Notice of transfer is considered to be one transfer, regardless of the number of Subaccounts or accounts affected by the transfer. The Transfer Processing Fee will be deducted from the amount being transferred. We do not expect a profit from this fee.

MORTALITY AND EXPENSE RISK CHARGE

     To compensate us for assuming mortality and expense risks, prior to the Maturity Date we deduct a daily Mortality and Expense Risk Charge from the assets of the Variable Account. We will impose a charge in an amount that is equal to an annual rate of 1.25% (daily rate of .00342466%) (approximately 0.70% for mortality risk and 0.55% for expense risk).

     The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in a Contract are established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the Surrender Charges, Administration Fees, and Transfer Processing Fees may be insufficient to cover our actual expenses. If there are any profits from fees and charges deducted under the Contract, including but not limited to mortality and expense risk charges, these profits could be used to finance the distribution of the Contracts.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE PORTFOLIOS

     Because the Variable Account purchases shares of the Portfolios, the performance of each Subaccount reflects the deduction of investment advisory fees and other expenses incurred by the Portfolios. For each Portfolio, an investment adviser is paid a fee that is a percentage of a Portfolio's average daily net assets, and thus the actual fee paid depends on the size of the Portfolio. Each Portfolio also pays most or all of its operating expenses. See the accompanying current prospectuses for the Portfolios for further details.

PREMIUM TAXES

     Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy these taxes.

     The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, they will be deducted, depending on when the taxes are paid to the taxing authority, either (1) from premiums as they are received, or (2) from the Contract proceeds upon withdrawal or surrender, application of the proceeds to a Payment Option, or payment of death benefit proceeds.

OTHER TAXES

     Currently, we do not make a charge against the Variable Account for federal, state or local taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any federal income tax liability to us. Charges for other taxes attributable to the Variable Account; if any, may also be made.

                                PAYMENT OPTIONS

     The Contract ends on the Maturity Date. At that time the Contract Account Value will be applied to purchase a Payment Option, unless you elect to receive the Surrender Value in a single sum. If your election of a Payment Option has not been filed at our Service Center by the Maturity Date, the proceeds will be paid as a life annuity under Option B, described below.

     Before the Maturity Date, you can have the Surrender Value applied under a Payment Option. In addition, a Beneficiary can have the death benefit applied under a Payment Option, unless you have already selected a Payment Option for the Beneficiary. Any premium tax applicable will be deducted from the Surrender Value or the Contract Account Value at the time payments commence.

     Your Contract must be surrendered so that the applicable amount can be paid in a lump sum or a supplemental contract for the applicable Payment Option can be issued. We also reserve the right to require satisfactory evidence of the identity, birth date, and sex of any Annuitant, and satisfactory evidence that any Annuitant is still alive. Before making each annuity payment under a life-contingent Payment Option, we reserve the right to require satisfactory evidence that any Annuitant is still alive.

     The available Payment Options are described below. The Payment Options are fixed, which means that each option has a fixed and guaranteed amount to be paid during the annuity period that is not in any way dependent upon the investment experience of the Variable Account.

ELECTION OF PAYMENT OPTIONS

     A Payment Option may be elected, revoked, or changed at any time before the Maturity Date while the Annuitant is living. If the Payee is other than the Owner, the election of a Payment Option requires our consent. If an election is not in effect at the Annuitant's death, or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the death of the Annuitant.

     An election of option and any revocation or change must be made by Notice. Notice must be filed with our Service Center.

     An option may not be elected if any periodic payment under the election would be less than $50. Subject to this condition, payments may be made annually, semi-annually, quarterly, or monthly and are made at the beginning of the period.

     In addition, instead of choosing one of the Payment Options listed below, you may elect to receive payments in any other manner that is acceptable to us and is permissible under applicable law.

DESCRIPTION OF PAYMENT OPTIONS

     Option A -- Life Annuity Option. Under this Payment Option, payments are made in equal amounts each month during the Payee's lifetime with payments ceasing with the last payment prior to the death of the Payee. No amounts are payable after the Payee dies. Therefore, if the Payee dies immediately following the date of the first payment, the Payee will receive one monthly payment only.

     Option B -- Life Annuity Option with 10 Years Guaranteed. Under this Payment Option, payments are made in equal amounts each month during the Payee's lifetime with the guarantee that payments will be made for a period of not less than ten years. Under this option, if any Beneficiary dies while receiving payment, the present value of the current dollar amount on the date of death of any remaining guaranteed payments will be paid in one sum to the executors or administrators of the Beneficiary unless otherwise provided in writing. Calculation of this present value will be at 3% which is the rate of interest assumed in computing the amount of annuity payments.

     The amount of each payment will be determined from the tables in the Contract which apply to either Option A or Option B based upon the Payee's age and sex. If the Contract is sold in a group or employer-sponsored arrangement, the amount of the payments will be based on the Payee's age, only. Age is determined from the nearest birthday at the due date of the first payment.

     Alternate Income Option. Instead of the above Payment Options, the Contract Account Value, Surrender Value, or death benefit, as applicable, may be settled under an Alternate Income Option based on our single premium immediate annuity rates in effect at the time of settlement. These rates will be adjusted so that the first payment will be made immediately (at the beginning of the first month, rather than at the end of the month) which will result in receipt of one additional payment. This return is 4% higher than our standard immediate annuity rates.

                            YIELDS AND TOTAL RETURNS

     From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, standard annual total returns and non-standard measures of performance for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the SAI.

     Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

     The yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the total returns for these periods are provided. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding

Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any Surrender Charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

     In addition to the versions described above, total return performance information computed on other versions may be used in advertisements and sales literature. Average total return information may be presented, computed on the same basis as described above, except deductions will not include the Surrender Charge. Total return information will be higher when the Surrender Charge is excluded than when it is included. We also may disclose, with and without deductions for the Surrender Charge, cumulative total return information.

     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of performance data, please refer to the SAI.

     In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in major categories of investment objectives on an industry-wide basis.

     Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

     We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

                               FEDERAL TAX STATUS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your tax adviser for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or how they may be interpreted by the Internal Revenue Service (the "IRS").

     The Contract may be purchased on a tax-qualified basis or on a non-tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments consist solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under sections 401(a), 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants, Beneficiaries, and Payees are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek tax advice regarding the suitability of a Contract for their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     Diversification Requirements. The Code requires that the investments of the Variable Account be "adequately diversified" in order for the Contract to be treated as an annuity contract for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts because of their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate premium payments and transfer Contract Account Value, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over Variable Account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Contract.

     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Contract to contain certain provisions specifying how the Owner's interest in the Contract will be distributed in the event of the Owner's death. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review these provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES -- IN GENERAL

     We believe that if an Owner is a natural person, the Owner will not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, an agreement to assign or pledge any portion of the Contract Account Value and, in the case of a Qualified Contract, any portion of an interest in retirement generally is treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. The Owner of a Contract who is not a natural person generally must include in income any increase in the excess of the Contract Account Value over the "investment in the Contract" (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals and Surrenders. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Account Value immediately before the distribution over the Owner's investment in the Contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     Penalty Tax on Certain Withdrawals and Surrenders. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

     - made on or after the taxpayer reaches age 59 1/2;

     - made on or after the death of an Owner;

     - attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the Payment Option elected under a Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow an Owner to recover his or her investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once an investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the Owner's or Annuitant's death. Generally, these amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, the amounts are taxed in the same manner as a surrender of the Contract; or (2) if distributed under a Payment Option, the amounts are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in tax consequences to an Owner that are not discussed here. An Owner contemplating any transfer, assignment, or exchange should consult a tax adviser as to these tax consequences.

     Multiple Contracts. All annuity contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

     The Contracts are designed for use with several types of qualified retirement plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with qualified retirement plans. Owners, Annuitants, Beneficiaries, and Payees are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we are not bound by the terms and conditions of any plan to the extent these terms and conditions contradict the Contract.

     The Owner may wish to consult a tax adviser regarding the use of the Contract within a qualified retirement plan or in connection with other employee benefit plans or arrangements that receive favorable tax treatment, since many plans or arrangements provide the same type of tax deferral as provided by the Contract. The Contract provides a number of extra benefits and features not provided by employee benefit plans or arrangements alone, although there are costs and expenses under the Contract related to these benefits and features. Owners should carefully consider these benefits and features in relation to their costs as they apply to the Owner's particular situation.

     Distributions. Annuity payments under a Qualified Contract are generally taxed in a manner similar to a Non-Qualified Contract. When a withdrawal from a Qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the relationship between the Owner's investment in the Contract and the participant's total accrued benefit balance under the retirement plan. For Qualified Contracts, however, the investment in the Contracts will generally be zero unless nondeductible contributions have previously been made to the relevant qualified plan or employer contributions or investment earnings have been previously includible in income of the employee.

     Brief descriptions follow of different types of qualified retirement plans that may be used in connection with a Contract. We will endorse the Contract as necessary to conform it to the requirements of a plan.

     Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if a Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all applicable legal requirements prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent tax advice.

     Individual Retirement Annuities. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." There may be legal limitations on the amount of the premiums or contributions under the IRA, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from savings incentive match plans for employees (SIMPLE), which allow certain small employers to make contributions to IRAs on behalf of their employees. Employers may also establish simplified employee pension (SEP) plans to make IRA contributions on behalf of their employees. The Code may impose additional restrictions on IRAs.

     Roth IRAs. Effective January 1, 1998, section 408A of the Code has permitted certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Generally, income on undistributed amounts accumulated under Roth IRAs is exempt from federal income tax. "Qualified distributions" from a Roth IRA, as well as distributions which are the return of the owner's contributions to the Roth IRA, are also not subject to tax. "Qualified distributions" are distributions that satisfy a five-year holding period and are made: (1) after the owner reaches age 59 1/2;
(2) to the beneficiary of the owner after the owner's death; (3) on account of the owner's disability; or (4) to pay for first-time home-buying expenses. Federal income tax, as well as a 10% penalty tax, will generally apply to distributions that are not "qualified distributions."

     Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax.

     The following amounts may not be distributed from Code section 403(b) annuity contracts prior to the employee's death, attainment of age 59 1/2, separation from service, disability, or financial hardship: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. In addition, earnings on elective contributions may not be distributed in the case of hardship.

WITHHOLDING

     Distributions from a Contract generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. Generally, an eligible rollover distribution is the taxable portion of any distribution from these plans, except for certain distributions such as minimum distributions required by the Code, distributions paid in the form of an annuity, and certain hardship withdrawals. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another section 401(a) or section 403(b) plan (as applicable) or to an IRA.

POSSIBLE CHANGES IN TAXATION

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the federal tax consequences under the Contract are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A tax adviser should be consulted for further information.

                           DISTRIBUTION OF CONTRACTS

     The Contracts are offered to the public on a continuous basis. Although we do not anticipate discontinuing the offering of the Contracts, we reserve the right to do so. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities and authorized by us to sell the Contracts, and who are registered representatives of 1717 or other broker/dealers. 1717 is a wholly-owned indirect subsidiary of PMLIC and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer. 1717 is also a member of the National Association of Securities Dealers, Inc.

     1717 acts as the principal underwriter, as defined in the 1940 Act, of the Contracts pursuant to an Underwriting Agreement between 1717 and ourselves. 1717 is not obligated to sell any specific number of Contracts. 1717's principal business address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850. The Contracts may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 that have a selling agreement with 1717 or have a selling agreement with another broker-dealer that has a selling agreement with 1717. 1717 receives the full commissions on Contracts sold by its registered representatives. Nonaffiliated broker-dealers receive full commissions on Contracts sold by their registered representatives, less a nominal charge by 1717 for expenses incurred. The commissions paid are no greater than 7% of premiums.

     Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.

                               LEGAL PROCEEDINGS

     PMLIC and its subsidiaries, like other life insurance companies, are from time to time involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on PMLIC or the Variable Account.

                            VOTING PORTFOLIO SHARES

     Even though we are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote the shares as Owners instruct, so long as required by law.

     We will calculate the number of votes you may vote separately for each Subaccount. This amount may include fractional votes. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. You hold this voting interest in each Subaccount to which the Variable Account Value is allocated. Your voting interest terminates on the Maturity Date or surrender of the Contract.

     The number of votes of a Portfolio you may vote will be determined as of the record date. Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Account Value you have in that Portfolio (as of a date set by the Portfolio).

     If we do not receive voting instructions from you on time, we will vote your shares in the same proportion as the timely voting instructions we receive from other Owners. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions. If we disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

     Portfolio shares held by us in a Subaccount as to which Owners do not have a voting interest will be voted in proportion to the voting instructions we receive from Owners with respect to the shares they do vote. If you instruct us to abstain on any item to be voted upon, we will apply your abstention instruction on a pro rata basis to reduce the votes eligible to be cast by us.

                              FINANCIAL STATEMENTS

     Our audited statements of financial condition as of December 31, 1999 and 1998, and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 1999, as well as the Report of Independent Accountants, are contained in the SAI. The audited statements of assets and liabilities for the Variable Account as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, are also included in the SAI.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Additional Contract Provisions..............................     S-2
     The Contract...........................................     S-2
     Incontestability.......................................     S-2
     Misstatement of Age or Sex.............................     S-2
     Dividends..............................................     S-2
Calculation of Yields and Total Returns.....................     S-2
     Money Market Subaccount Yields.........................     S-3
     Other Subaccount Yields................................     S-4
     Average Annual Total Returns...........................     S-4
     Other Total Returns....................................     S-7
     Effect of the Administration Fee on Performance Data...    S-10
Termination of Participation Agreements.....................    S-10
Standard & Poor's...........................................    S-12
Safekeeping of Account Assets...............................    S-13
State Regulation............................................    S-13
Records and Reports.........................................    S-14
Legal Matters...............................................    S-14
Experts.....................................................    S-14
Other Information...........................................    S-14
Financial Statements........................................    S-14

                                                                      APPENDIX A

                              FINANCIAL HIGHLIGHTS

     The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the SAI under the caption "Financial Statements."

     The table below sets forth certain information regarding the Subaccounts as of December 31, 1999. As of December 31, 1999, the Strong MidCap Growth Fund II Subaccount and Strong Opportunity Fund II Subaccount had not commenced operations. Accordingly, condensed financial information was not available for these Subaccounts.

                                                  UNIT VALUE    NUMBER OF UNITS    UNIT VALUE    NUMBER OF UNITS    UNIT VALUE
                                                    AS OF      OUTSTANDING AS OF     AS OF      OUTSTANDING AS OF     AS OF
                   SUBACCOUNT                      12/31/99        12/31/99         12/31/98        12/31/98         12/31/97
                   ----------                     ----------   -----------------   ----------   -----------------   ----------
Market Street All Pro Large Cap Growth..........     721.62           578.67          583.02            11.63
Market Street All Pro Large Cap Value...........     490.76           240.50          490.39            12.01
Market Street All Pro Small Cap Growth..........     919.80         1,113.77          485.44            10.62
Market Street All Pro Small Cap Value...........     370.54           414.03          408.65            11.18
Market Street Equity 500 (formerly Fidelity
 Index 500).....................................   1,636.75        91,709.23        1,377.32        61,689.14        1,088.42
Market Street International.....................     975.06         2,632.79          764.54         3,016.56          704.02
Market Street Growth............................   1,082.22         4,976.70        1,065.67         4,945.24          950.55
Market Street Aggressive Growth.................   1,014.50         1,324.09          887.21         1,174.22          833.15
Market Street Managed...........................     861.32         1,622.04          866.94         1,696.49          781.27
Market Street Bond..............................     608.19         1,954.03          637.92         1,670.46          597.74
Market Street Money Market......................     618.73         5,897.24          598.06         8,576.56          575.95
Scudder Bond....................................     610.50         2,050.25        1,181.96         3,477.76        1,071.54
Scudder Growth and Income.......................   1,006.14         4,012.23          724.89         3,315.72          808.05
Scudder International...........................   1,140.30         2,554.87        1,117.54         7,153.80        1,057.94
OCC Equity......................................   1,195.14         3,231.31          625.13         1,577.09          594.92
OCC Managed.....................................   1,157.06         6,570.75          748.08         1,695.38          641.18
OCC Small Cap...................................     701.71         2,876.90          962.07         4,042.74          913.35
Dreyfus Growth and Income.......................   1,124.52         2,476.05          975.63         2,289.14          884.85
Dreyfus Zero Coupon 2000........................     621.94         1,531.37          614.21         1,318.02          580.67
Dreyfus Socially Responsible....................   1,503.98         2,839.23        1,172.49         1,330.85          918.99
Federated U.S. Government Securities II.........     606.11           912.27          618.36         1,067.47          582.47
Federated Utility Fund II.......................     890.32           593.40          886.67           470.16          789.26
Van Eck Worldwide Bond..........................     535.14            73.04          588.75             2.93
Van Eck Worldwide Emerging Markets..............     587.10           681.71          297.26             0.00
Van Eck Worldwide Hard Assets...................     411.96            25.94          345.27             1.27
Van Eck Worldwide Real Estate...................     411.36           244.75          425.72             0.00
Fidelity -- Equity-Income.......................   1,168.00        11,605.83        1,113.96        11,763.02        1,011.99
Fidelity -- Growth..............................   1,688.61        11,262.12        1,245.95         7,706.38          905.80
Fidelity -- High Income.........................     792.88         4,604.56         4743.43         4,385.78          788.02
Fidelity -- Asset Manager.......................     948.86         2,581.36          866.16         2,408.49          763.46
Fidelity -- Contrafund(R).......................   1,382.01         6,104.21        1,127.92         3,848.82          879.99

                                                   NUMBER OF UNITS    UNIT VALUE    NUMBER OF UNITS    UNIT VALUE
                                                  OUTSTANDING AS OF     AS OF      OUTSTANDING AS OF     AS OF
                   SUBACCOUNT                         12/31/97         12/31/96        12/31/96         12/31/95
                   ----------                     -----------------   ----------   -----------------   ----------
Market Street All Pro Large Cap Growth..........
Market Street All Pro Large Cap Value...........
Market Street All Pro Small Cap Growth..........
Market Street All Pro Small Cap Value...........
Market Street Equity 500 (formerly Fidelity
 Index 500).....................................      48,054.18         831.78         27,336.06         686.84
Market Street International.....................       3,125.55         651.04          2,617.73         595.43
Market Street Growth............................       3,848.31         775.34          2,631.88         657.63
Market Street Aggressive Growth.................         769.36         697.07            507.30         584.65
Market Street Managed...........................       1,443.37         653.55          1,070.67         592.07
Market Street Bond..............................         993.30         553.59            730.75         545.35
Market Street Money Market......................       6,625.22         554.47          5,296.64         534.58
Scudder Bond....................................       3,150.90         858.13          2,175.67         705.50
Scudder Growth and Income.......................       2,961.17         670.35          2,106.40         572.66
Scudder International...........................       6,369.66         877.27          4,119.48         724.69
OCC Equity......................................       1,073.80         553.18            756.19         545.82
OCC Managed.....................................       1,239.16         596.09            313.71             --
OCC Small Cap...................................       2,118.10         709.94            705.75             --
Dreyfus Growth and Income.......................       1,799.35         772.15            895.01             --
Dreyfus Zero Coupon 2000........................         712.24         550.29            553.93         544.02
Dreyfus Socially Responsible....................         506.81         725.61            137.32             --
Federated U.S. Government Securities II.........         317.09         544.01             88.34             --
Federated Utility Fund II.......................         304.63         632.04            116.78             --
Van Eck Worldwide Bond..........................
Van Eck Worldwide Emerging Markets..............
Van Eck Worldwide Hard Assets...................
Van Eck Worldwide Real Estate...................
Fidelity -- Equity-Income.......................       9,404.06         801.08          6,996.28         710.92
Fidelity -- Growth..............................       6,516.65         743.89          5,412.35         657.74
Fidelity -- High Income.........................       3,296.95         679.15          2,498.16         604.03
Fidelity -- Asset Manager.......................       2,055.09         641.70          1,277.53         567.88
Fidelity -- Contrafund(R).......................       2,353.16         718.85            997.07             --

                                                   NUMBER OF UNITS    UNIT VALUE    NUMBER OF UNITS
                                                  OUTSTANDING AS OF     AS OF      OUTSTANDING AS OF
                   SUBACCOUNT                         12/31/95         12/31/94        12/31/94
                   ----------                     -----------------   ----------   -----------------
Market Street All Pro Large Cap Growth..........
Market Street All Pro Large Cap Value...........
Market Street All Pro Small Cap Growth..........
Market Street All Pro Small Cap Value...........
Market Street Equity 500 (formerly Fidelity
 Index 500).....................................      10,498.25         507.68          3,571.24
Market Street International.....................       1,329.83         528.22            190.49
Market Street Growth............................       1,246.84         511.45            298.94
Market Street Aggressive Growth.................         376.84         522.44             98.84
Market Street Managed...........................         272.65         482.84             67.77
Market Street Bond..............................         366.16         459.55            134.18
Market Street Money Market......................       3,510.81         513.30            453.09
Scudder Bond....................................         995.33         468.40             17.66
Scudder Growth and Income.......................         733.25         515.26             66.91
Scudder International...........................       1,152.25         503.97            152.34
OCC Equity......................................         175.27         504.88            108.98
OCC Managed.....................................             --             --                --
OCC Small Cap...................................             --             --                --
Dreyfus Growth and Income.......................             --             --                --
Dreyfus Zero Coupon 2000........................         202.47         467.73              0.00
Dreyfus Socially Responsible....................             --             --                --
Federated U.S. Government Securities II.........             --             --                --
Federated Utility Fund II.......................             --             --                --
Van Eck Worldwide Bond..........................
Van Eck Worldwide Emerging Markets..............
Van Eck Worldwide Hard Assets...................
Van Eck Worldwide Real Estate...................
Fidelity -- Equity-Income.......................       2,625.21         533.64            308.68
Fidelity -- Growth..............................       2,143.41         492.73            173.34
Fidelity -- High Income.........................       1,393.43         507.88             23.35
Fidelity -- Asset Manager.......................         566.68         492.38            174.09
Fidelity -- Contrafund(R).......................             --         507.68             13.31

               PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY

                                  (DEPOSITOR)

                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
                                 (610) 407-1717
         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19713
                                 1-800-688-5177

                      STATEMENT OF ADDITIONAL INFORMATION
         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

     This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium deferred variable annuity contract (the "Contract") offered by Provident Mutual Life Insurance Company ("PMLIC"). This SAI is not a prospectus, and should be read together with the prospectus for the Contract dated May 1, 2000 and the prospectuses for Market Street Fund, Inc.; Scudder Variable Life Investment Fund; OCC Accumulation Trust; Dreyfus Variable Investment Fund; Dreyfus Socially Responsible Growth Fund; Federated Insurance Series; Strong Variable Insurance Funds, Inc.; Strong Opportunity Fund II, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund, and Variable Insurance Products Fund II. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Contract.

      The date of this Statement of Additional Information is May 1, 2000.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS*

ADDITIONAL CONTRACT PROVISIONS (22-29)......................    S-2
     The Contract...........................................    S-2
     Incontestability.......................................    S-2
     Misstatement of Age or Sex.............................    S-2
     Dividends..............................................    S-2
CALCULATION OF YIELDS AND TOTAL RETURNS (34)................    S-2
     Money Market Subaccount Yields.........................    S-3
     Other Subaccount Yields................................    S-4
     Average Annual Total Returns...........................    S-4
     Other Total Returns....................................    S-7
     Effect of the Administration Fee on Performance Data...   S-10
TERMINATION OF PARTICIPATION AGREEMENTS.....................   S-10
STANDARD & POOR'S...........................................   S-12
SAFEKEEPING OF ACCOUNT ASSETS...............................   S-13
STATE REGULATION............................................   S-13
RECORDS AND REPORTS.........................................   S-14
LEGAL MATTERS (40)..........................................   S-14
EXPERTS.....................................................   S-14
OTHER INFORMATION...........................................   S-14
FINANCIAL STATEMENTS........................................   S-14
FINANCIAL STATEMENTS INDEX (Appendix A).....................    F-1

---------------

* Numbers in parentheses refer to corresponding pages of the prospectus for the Contract.

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

     The entire contract between you and us is made up of the Contract and your Application. The statements made in the Application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void a Contract unless it is contained in the Application and a copy of the Application is attached to the Contract at issue.

INCONTESTABILITY

     We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age and sex.

     If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the Contract. If the debt is not repaid, future payments will be reduced accordingly.

     If we make an underpayment because of an error in age or sex, any annuity payments will be recalculated at the correct age and sex and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.

DIVIDENDS

     The Contract is eligible for dividends. We will determine the share of its divisible surplus to be apportioned to the Contract on a yearly basis. Since this Contract will probably not contribute to surplus, we do not expect to credit dividends to it. If a dividend is credited, it will be paid to you in cash.

                    CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, we may disclose historical performance data for the Subaccounts including yields, effective yields, annual total returns, and other measures of performance. This performance data will be computed, or accompanied by performance data computed, in accordance with SEC standards.

     Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. In addition, calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 4.0% of the premium depending on the state in which the Contract is sold.

     The Funds have provided all performance information for the Portfolios, including the Portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. Market Street Fund is affiliated with PMLIC. None of the other Funds is affiliated with PMLIC. While PMLIC has no reason to doubt the accuracy of the figures provided by these non-affiliated Funds, PMLIC does not represent that they are true and complete, and disclaims all responsibility for these figures.

     PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investing income on shares of the Money Market Portfolio or on its portfolio securities.

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Annual Administration Fee; (2) the Asset-Based Administration Charge; and (3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit administration fee is used based on the $30 Annual Administration Fee deducted at the end of each Contract Year. Current yield will be calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS = the net change in the value (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit in the Money Market Subaccount.

     ES   = per unit expenses attributable to the hypothetical account for the seven-day period.

     UV  = the unit value on the first day of the seven-day period.

     The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.

     The effective yield is calculated by compounding the unannualized base period return according to the following formula:

     Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

     Where:

     NCS = the net change in the value (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit in the Money Market Subaccount.

     ES   = per unit expenses attributable to the hypothetical account for the seven-day period.

     UV  = the unit value for the first day of the seven-day period.

     The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and the Money Market Portfolio's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the Surrender Charge under the Contract, which ranges from 6% during the first Contract Year to 1% during the sixth Contract Year on amounts surrendered or withdrawn under the Contract.

     The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 1999 were 3.81% and 3.88%, respectively.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

     The yield is computed by dividing: (1) the net investment income of the Portfolio attributable to the Subaccount's Accumulation Units less Subaccount expenses for the period; by (2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period. This number is then compounded for a six-month period and multiplied by 2. Expenses attributable to the Subaccount include the Annual Administration Fee, the Asset-Based Administration Charge and the Mortality and Expense Risk Charge. The yield calculation assumes an Administration Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average administration fee per dollar of the Variable Account Value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield = 2 X (((NI - ES)/(U X UV)) + 1)6-1

     Where:

     NI   = net investment income of the Portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.

     ES   = expenses of the Subaccount for the 30-day or one-month period.

     U    = the average number of Accumulation Units outstanding.

     UV = the unit value at the close of the last day in the 30-day or one-month period.

     A Subaccount's yield is affected by changes in interest rates, the average portfolio maturity of a portfolio, the types and quality of portfolio securities held by the Portfolio, and a Portfolio's operating expenses.

     Yield calculations do not take into account the Surrender Charge under the Contract, which ranges from 6% during the first Contract Year to 1% during the sixth Contract Year on amounts surrendered or withdrawn under the Contract.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     Until a Subaccount has been in operation for 10 years, PMLIC will include quotes of average annual total return for the period measured from the date the Contracts were first offered for sale. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Market Street Fund International, Growth, Aggressive Growth, Managed, Bond, and Money Market Subaccounts may include information for the period before any contracts were registered under the Securities Act of 1933 from the inception of these Subaccounts (April 14, 1992 to December 31, 1992), with the level of Contract charges currently in effect.

     Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication.

     Average annual total returns will be calculated using Subaccount unit values based on the performance of the Subaccount's underlying Portfolio, the deductions for the Mortality and Expense Risk Charge, the Asset-Based Administration Charge, and the Annual Administration Fee. The calculation assumes that the Annual Administration Fee is $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating average annual total return, an average administration fee per dollar of the Variable Account Value is used to determine the amount of the charge attributable to the Subaccount for the period. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the Surrender Charge for any period during the first six Contract years. The total return will then be calculated according to the following formula:

     TR  = ((ERV/P)1/N) - 1

     Where:

     TR  = the average annual total return

     ERV = the ending redeemable value (net of Subaccount recurring charges and any applicable Surrender Charge) of the hypothetical account at the end of the period

     P    = a hypothetical initial payment of $1,000.

     N    = the number of years in the period.

     Based on the foregoing calculations, average annual total return information for the Subaccounts is as follows:

                                                                                     FOR THE 10-YEAR PERIOD
                                                                                         ENDED 12/31/99
                                                 FOR THE 1-YEAR    FOR THE 5-YEAR         (OR DATE OF
                                                  PERIOD ENDED      PERIOD ENDED       INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)           12/31/99          12/31/99           THAN 10 YEARS)
-----------------------------------------        --------------    --------------    ----------------------
MARKET STREET FUND, INC.
  All Pro Large Cap Growth (June 4, 1998)......       16.06%                                  25.54%
  All Pro Large Cap Value (June 4, 1998).......       (6.21)%                                 (2.57)%
  All Pro Small Cap Growth (June 4, 1998)......       77.83%                                  51.00%
  All Pro Small Cap Value (June 4, 1998).......      (15.05)%                                (16.89)%
  Equity 500 Index(1) (October 3, 1994)........       13.20%           26.03%                 17.61%
  International (October 1, 1993)..............       21.51%           12.65%                 11.10%
  Growth (October 1, 1993).....................       (3.30)%          15.80%                 12.86%
  Aggressive Growth (October 1, 1993)..........        8.92%           13.81%                 11.80%
  Managed (October 1, 1993)....................       (5.41)%          11.88%                  8.84%
  Bond (October 1, 1993).......................       (9.24)%           5.33%                  2.89%
  Money Market (October 1, 1993)...............       (1.49)%           3.36%                  3.22%

                                                                                     FOR THE 10-YEAR PERIOD
                                                                                         ENDED 12/31/99
                                                 FOR THE 1-YEAR    FOR THE 5-YEAR         (OR DATE OF
                                                  PERIOD ENDED      PERIOD ENDED       INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)           12/31/99          12/31/99           THAN 10 YEARS)
-----------------------------------------        --------------    --------------    ----------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Bond (October 10, 1994)......................       (7.02)%           5.01%                  4.82%
  Growth and Income (May 1, 1996)..............       (0.41)%                                 12.51%
  International (May 1, 1996)..................       45.28%                                  20.10%
OCC ACCUMULATION TRUST
  Equity (October 3, 1994).....................       (3.72)%          17.96%                 16.88%
  Managed (October 3, 1994)....................       (1.41)%          17.67%                 16.39%
  Small Cap (October 3, 1994)..................       (7.84)%           6.42%                  6.08%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income (May 1, 1996)..............        9.79%                                  11.63%
  Zero Coupon 2000 (October 3, 1994)...........       (3.58)%           5.43%                  5.14%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Socially Responsible (May 1, 1996)...........       22.21%                                  24.36%
FEDERATED INSURANCE SERIES
  Fund for U.S. Government Securities II (April
     30, 1996).................................       (6.68)%                                  3.16%
  Utility Fund II (May 1, 1996)................       (4.39)%                                 11.51%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (May 1, 1998).................      (13.48)%                                 (3.88)%
  Worldwide Emerging Markets (May 1, 1998).....       88.33%                                  10.44%
  Worldwide Hard Assets (May 1, 1998)..........       13.66%                                 (14.57)%
  Worldwide Real Estate (May 1, 1998)..........       (8.01)%                                (13.82)%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income (October 3, 1994)..............       (0.15)%          16.59%                 15.50%
  Growth (October 3, 1994).....................       29.14%           27.59%                 26.72%
  High Income (October 3, 1994)................        1.57%            8.91%                  8.15%
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager (October 3, 1994)..............        4.33%           13.64%                 12.23%
  Contrafund(R) (May 1, 1996)..................       16.73%                                  22.03%

---------------
(1) As of February 7, 2000, shares of the Market Street Equity 500 Index Portfolio were substituted for shares of the Variable Insurance Products Fund II Index 500 Portfolio.

     From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

     Based on the performance of the Portfolios and these assumptions average annual total return information is as follows:

                                                                                     FOR THE 10-YEAR PERIOD
                                                                                         ENDED 12/31/99
                                                 FOR THE 1-YEAR    FOR THE 5-YEAR         (OR DATE OF
                                                  PERIOD ENDED      PERIOD ENDED       INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF PORTFOLIO)            12/31/99          12/31/99           THAN 10 YEARS)
----------------------------------------         --------------    --------------    ----------------------
MARKET STREET FUND, INC.
  All Pro Large Cap Growth (May 4, 1998).......       16.06%                                  21.13%
  All Pro Large Cap Value (May 4, 1998)........       (6.21)%                                 (4.13)%
  All Pro Small Cap Growth (May 4, 1998).......       77.83%                                  40.31%
  All Pro Small Cap Value (May 4, 1998)........      (15.05)%                                (19.17)%
  International (November 1, 1991).............       21.51%           12.65%                  9.93%
  Growth (December 12, 1985)...................       (3.30)%          15.80%                 10.84%
  Aggressive Growth (May 1, 1989)..............        8.92%           13.81%                 12.86%
  Managed (December 12, 1985)..................       (5.41)%          11.88%                  8.29%
  Bond (December 12, 1985).....................       (9.24)%           5.33%                  5.47%
  Money Market (December 12, 1985).............       (1.49)%           3.36%                  3.28%
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Bond (July 17, 1985).........................       (7.02)%           5.01%                  5.69%
  Growth and Income (May 2, 1994)..............       (0.41)%          16.90%                 15.56%
  International (May 1, 1987)..................       45.28%           18.50%                 11.56%
OCC ACCUMULATION TRUST
  Equity (September 15, 1994)..................       (3.72)%          17.96%                 16.34%
  Managed (September 15, 1994).................       (1.41)%          17.67%                 15.58%
  Small Cap (September 15, 1994)...............       (7.84)%           6.42%                  6.01%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income (May 2, 1994)..............        9.79%           22.24%                 18.93%
  Zero Coupon 2000 (August 31, 1990)...........       (3.58)%           5.43%                  7.11%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Socially Responsible (October 7, 1993).......       22.21%           26.53%                 22.29%
FEDERATED INSURANCE SERIES
  Fund for U.S. Government Securities II (March
     29, 1994).................................       (6.68)%           3.75%                  3.48%
  Utility Fund II (February 10, 1994)..........       (4.39)%          13.29%                 10.26%
STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Mid Cap Growth Fund II (December 31,
     1996).....................................       80.14%                                  43.85%
STRONG OPPORTUNITY FUND II, INC.
  Strong Opportunity Fund II (May 8, 1992).....       25.94%           21.23%                 19.28%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (September 1, 1989)...........      (13.48)%           3.15%                  3.77%
  Worldwide Emerging Markets (December 27,
     1995).....................................       88.33%                                   7.24%
  Worldwide Hard Assets (September 1, 1989)....       13.66%           (0.40)%                 1.36%
  Worldwide Real Estate (June 23, 1997)........       (8.01)%                                 (0.78)%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income (October 9, 1986)..............       (0.15)%          16.59%                 12.80%
  Growth (October 9, 1986).....................       29.14%           27.59%                 18.21%
  High Income (September 19, 1985).............        1.57%            8.91%                 10.76%
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager (September 6, 1989)............        4.33%           13.64%                 11.46%
  Contrafund(R) (January 3, 1995)..............       16.73%                                  25.40%

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the Surrender Charge on amounts surrendered or withdrawn.

     Based on this method of calculation, average annual total return information for the Subaccounts is as follows:

                                                                                     FOR THE 10-YEAR PERIOD
                                                                                         ENDED 12/31/99
                                                 FOR THE 1-YEAR    FOR THE 5-YEAR         (OR DATE OF
                                                  PERIOD ENDED      PERIOD ENDED       INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)           12/31/99          12/31/99           THAN 10 YEARS)
-----------------------------------------        --------------    --------------    ----------------------
MARKET STREET FUND, INC.
  All Pro Large Cap Growth (June 4, 1998)......      23.47%                                   29.28%
  All Pro Large Cap Value (June 4, 1998).......      (0.22)%                                   0.34%
  All Pro Small Cap Growth (June 4, 1998)......      89.18%                                   55.50%
  All Pro Small Cap Value (June 4, 1998).......      (9.63)%                                 (14.41)%
  Equity 500 Index(1) (October 3, 1994)........      18.54%            26.26%                 17.82%
  International (October 1, 1993)..............      27.24%            12.86%                 11.10%
  Growth (October 1, 1993).....................       1.25%            16.01%                 12.86%
  Aggressive Growth (October 1, 1993)..........      14.05%            14.02%                 11.80%
  Managed (October 1, 1993)....................      (0.95)%           12.08%                  8.84%
  Bond (October 1, 1993).......................      (4.96)%            5.52%                  2.89%
  Money Market (October 1, 1993)...............       3.16%             3.55%                  3.22%
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Bond (October 10, 1994)......................      (2.64)%            5.20%                  5.00%
  Growth and Income (May 1, 1996)..............       4.28%                                   13.36%
  International (May 1, 1996)..................      52.13%                                   21.00%
OCC ACCUMULATION TRUST
  Equity (October 3, 1994).....................       0.82%            18.17%                 17.08%
  Managed (October 3, 1994)....................       3.24%            17.89%                 16.59%
  Small Cap (October 3, 1994)..................      (3.50)%            6.61%                  6.27%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income (May 1, 1996)..............      14.96%                                   12.47%
  Zero Coupon 2000 (October 3, 1994)...........       0.96%             5.62%                  5.32%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Socially Responsible (May 1, 1996)...........      27.97%                                   25.30%
FEDERATED INSURANCE SERIES
  Fund for U.S. Government Securities II
     (April 30, 1996)..........................      (2.28)%                                   3.94%
  Utility Fund II (May 1, 1996)................       0.11%                                   12.35%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (May 1, 1998).................      (9.40)%                                  (1.17)%
  Worldwide Emerging Markets (May 1, 1998).....      97.21%                                   13.55%
  Worldwide Hard Assets (May 1, 1998)..........      19.02%                                  (12.16)%
  Worldwide Real Estate (May 1, 1998)..........      (3.67)%                                 (11.39)%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income (October 3, 1994)..............       4.55%            16.80%                 15.70%
  Growth (October 3, 1994).....................      35.23%            27.82%                 26.94%
  High Income (October 3, 1994)................       6.35%             9.11%                  8.34%
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager (October 3, 1994)..............       9.25%            13.84%                 12.43%
  Contrafund(R) (May 1, 1996)..................      22.23%                                   22.95%

---------------
(1) As of February 7, 2000, shares of the Market Street Equity 500 Index Portfolio were substituted for shares of the Variable Insurance Products Fund II Index 500 Portfolio.

     Based on the foregoing method of calculation, average amount total return information is as follows assuming that the Subaccounts were in existence during the same period as those indicated for the Portfolios.

                                                                                     FOR THE 10-YEAR PERIOD
                                                                                         ENDED 12/31/99
                                                 FOR THE 1-YEAR    FOR THE 5-YEAR         (OR DATE OF
                                                  PERIOD ENDED      PERIOD ENDED       INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF PORTFOLIO)            12/31/99          12/31/99           THAN 10 YEARS)
----------------------------------------         --------------    --------------    ----------------------
MARKET STREET FUND, INC.
  All Pro Large Cap Growth (May 4, 1998).......       23.47%                                  24.54%
  All Pro Large Cap Value (May 4, 1998)........       (0.22)%                                 (1.42)%
  All Pro Small Cap Growth (May 4, 1998).......       89.18%                                  44.26%
  All Pro Small Cap Value (May 4, 1998)........       (9.63)%                                (16.89)%
  International (November 1, 1991).............       27.24%           12.86%                  9.93%
  Growth (December 12, 1985)...................        1.25%           16.01%                 10.84%
  Aggressive Growth (May 1, 1989)..............       14.05%           14.02%                 12.86%
  Managed (December 12, 1985)..................       (0.95)%          12.08%                  8.29%
  Bond (December 12, 1985).....................       (4.96)%           5.52%                  5.08%
  Money Market (December 12, 1985).............        3.16%            3.55%                  3.28%
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Bond (July 17, 1985).........................       (2.64)%           5.20%                  5.69%
  Growth and Income (May 2, 1994)..............        4.28%           17.11%                 15.75%
  International (May 1, 1987)..................       52.13%           18.71%                 11.56%
OCC ACCUMULATION TRUST
  Equity (September 15, 1994)..................        0.82%           18.17%                 16.54%
  Managed (September 15, 1994).................        3.24%           17.89%                 15.78%
  Small Cap (September 15, 1994)...............       (3.50)%           6.61%                  6.19%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income (May 2, 1994)..............       14.96%                                  19.12%
  Zero Coupon 2000 (August 31, 1990)...........        0.96%            5.62%                  7.11%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Socially Responsible (October 7, 1993).......       27.97%           26.76%                 22.29%
FEDERATED INSURANCE SERIES
  Fund for U.S. Government Securities II (March
     29, 1994).................................       (2.28)%           3.94%                  3.64%
  Utility Fund II (February 10, 1994)..........        0.11%           13.49%                 10.43%
STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Mid Cap Growth Fund II (December 31,
     1996).....................................       87.14%                                  44.81%
STRONG OPPORTUNITY FUND II, INC.
  Strong Opportunity Fund II (May 8, 1992).....       32.94%           21.60%                 19.32%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond (September 1, 1989)...........       (9.40)%           3.34%                  3.77%
  Worldwide Emerging Markets
     (December 27, 1995).......................       97.21%                                   7.69%
  Worldwide Hard Assets (September 1, 1989)....       19.02%           (0.22)%                 1.36%
  Worldwide Real Estate (June 23, 1997)........       (3.67)%                                  0.67%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income (October 9, 1986)..............        4.55%           16.80%                 12.80%
  Growth (October 9, 1986).....................       35.23%           27.82%                 18.21%
  High Income (September 19, 1985).............        6.35%            9.11%                 10.76%

                                                                                     FOR THE 10-YEAR PERIOD
                                                                                         ENDED 12/31/99
                                                 FOR THE 1-YEAR    FOR THE 5-YEAR         (OR DATE OF
                                                  PERIOD ENDED      PERIOD ENDED       INCEPTION IF LESS
SUBACCOUNT (INCEPTION DATE OF PORTFOLIO)            12/31/99          12/31/99           THAN 10 YEARS)
----------------------------------------         --------------    --------------    ----------------------
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager (September 6, 1989)............        9.25%           13.84%                 11.46%
  Contrafund(R) (January 3, 1995)..............       22.23%                                  25.86%

     We may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR = (ERV/P) - 1

     Where:

     CTR = the Cumulative Total Return for the period.

     ERV = the ending redeemable value (net of Subaccount recurring charges) of the hypothetical account at the end of the period.

     P    = a hypothetical initial payment of $1,000.

EFFECT OF THE ADMINISTRATION FEE ON PERFORMANCE DATA

     The Contract provides for a $30 Annual Administration Fee to be deducted annually at the end of each Contract Year, from the Subaccounts and the Guaranteed Account based on the proportion that the value of each account bears to the total Contract Account Value. For purposes of reflecting the Annual Administration Fee in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on a Contract Account Value in the Variable Account of $10,000 on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                    TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

     Market Street Fund, Inc. This agreement provides for termination: (1) on one year's advance written notice by any party; (2) at our option if shares of all Portfolios are not reasonably available to meet the requirements of the Policies; (3) at the option of the Fund or us if certain enforcement proceedings are instituted against the other; (4) at the option of the Fund or us upon receipt of regulatory approvals and/or the vote of the Policy owners to substitute shares of another mutual fund; (5) at the option of the Fund or us upon a determination by the Fund's directors that an irreconcilable material conflict exists between all policy owners of variable insurance products of all separate accounts or the interests of participating insurance companies investing in the Fund; (6) at our option if we have withdrawn an Account's investment in the Fund; (7) at our option if the Fund ceases to qualify as a regulated investment company under the Code or fails to meet the diversification requirements thereunder; or (8) at the option of any party upon another party's material breach of any provision of the agreement.

     Scudder Variable Life Investment Fund. This agreement provides for termination: (1) one hundred twenty days after the renegotiation date if the Fund and we fail within sixty days after the renegotiation date to agree to continue or amend the agreement; (2) at our option or the Fund's option if no shares of the Fund are owned by us, the Variable Account, an affiliated insurance company or a separate account of an affiliated insurance company; (3) upon determination that an irreconcilable conflict exists between the interests of owners of the Contracts and variable insurance products of all separate accounts or the interests of participating insurance companies investing in the Fund.

     OCC Accumulation Trust. This agreement provides for termination: (1) on one (1) year's advance written notice by any party; (2) at our option if shares of the Portfolios are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or us if certain enforcement proceedings are instituted against the other; (4) at the option of the Fund or us upon receipt of any necessary regulatory approvals and/or the vote of contract owners to substitute shares of another mutual fund; (5) at the option of the Fund or us upon a determination that an irreconcilable material conflict exists between all contract owners of variable products of all separate accounts or the interest of participating insurance companies investing in the Fund; (6) at our option if the Fund ceases to qualify as a regulated investment company under the Code or fails to meet the diversification requirements thereunder; (7) at our option if the Fund is unable to adjust its investments to comply with applicable state insurance laws or regulations; (8) at the option of any party upon another party's material breach of any provision of the agreement; (9) at our option or the Fund's option upon determination that the other party has suffered a material adverse change in its business, operations, or financial condition or is the subject of material adverse publicity; or (10) at the Fund's option in the event any of the Contracts are not issued or sold in accordance with applicable law.

     Dreyfus Variable Investment Fund.  This agreement provides for termination:
(1) on 180 days' notice by the Fund or us; (2) at our option if shares of the Fund are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or us if certain enforcement proceedings are instituted against the other; (4) at the option of the Fund if it determines that we have suffered a material adverse change in our business or financial condition or we are the subject of material adverse publicity; (5) upon termination of the Investment Advisory Agreement between the Fund and Dreyfus;
(6) in the event the Fund's shares are not registered, issued or sold in accordance with applicable laws; (7) at the option of the Fund upon a determination that it is no longer advisable and in the interests of shareholders to continue the agreement; (8) at the option of the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies under the Code; (9) at the option of either party upon the other's breach of any material provision of the agreement; (10) at the option of the Fund, if the Contracts are not registered, issued or sold in accordance with applicable law; or (11) upon assignment of the agreement.

     Federated Insurance Series. This agreement provides for termination: (1) on 180 days' notice by the Fund or us; (2) at our option if shares of the Portfolios are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or us if certain enforcement proceedings are instituted against the other; (4) upon the vote of Owners having an interest in a Subaccount investing in a Portfolio to substitute shares of another investment company for corresponding shares of the Portfolio of the Fund; (5) in the event the Fund's shares are not registered, issued or sold in accordance with applicable law; (6) at the option of the Fund or us upon a determination that an irreconcilable conflict exists between owners of variable insurance products of all separate accounts and the interests of participating insurance companies investing in the Fund; and (7) at our option if the Fund or a Portfolio ceases to qualify as a regulated investment company under the Code or fails to meet the diversification requirements thereunder.

     Strong Variable Insurance Funds, Inc. This agreement provides for termination: (1) on six (6) months prior written notice by any party; (2) at the Adviser's, Funds', or Distributor's option upon a determination that we have suffered a material adverse change in our business, operations, financial condition, or prospects or are the subject of material adverse publicity; (3) at the Adviser's, Funds', or Distributor's option if any of the Contracts are not registered, issued, or sold in accordance with applicable law or such law precludes the use of Fund shares as the underlying investment media of the Contracts issued or to be issued by us; (4) at our option if any of a Fund's shares are not registered, issued, or sold in accordance with applicable law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued; (5) at our option if the Funds cease to qualify as regulated investment companies under the Code or if we reasonably believe that the Funds may fail to so qualify; (6) at our option if a Fund fails to meet the diversification requirements specified in the Code; (7) at our party's option upon 30 days written notice in the event of a material breach of the agreement; (8) at any party's option if certain enforcement proceedings are instituted against another party; (9) at any party's option if the agreement is assigned without the other parties' written consent; or (10) as is required by law, order or instruction of a court, regulatory body, or self-regulatory organization with jurisdiction over the terminating party.

     Van Eck Worldwide Insurance Trust. This agreement provides for termination: (1) by Van Eck Trust, Van Eck Trust's Distributor or us upon six months prior written notice; (2) at our option if Fund shares are not available for any reason to meet the requirements of Contracts as determined by us and reasonable advance notice of election to terminate is furnished by us; (3) at the option of the Fund, its principal underwriter or us, upon institution of formal proceedings against the broker-dealer marketing the Contracts, the Variable Account, the Fund or us by any regulatory body; (4) upon our decision, in accordance with regulations of the SEC, to substitute Fund shares with the shares of another fund selected to serve as the underlying investment medium on 60 days' written notice; (5) upon assignment of the agreement unless made with the written consent of each other party; (6) in the event Fund shares are not registered, issued or sold in conformance with Federal law or Federal law precludes the use of Fund shares as an underlying investment medium of Contracts issued or to be issued by us; (7) at our option by written notice to the Fund and its principal underwriter with respect to any Portfolio in the event that the Portfolio fails to meet specified diversification requirements or if we reasonably believe that the Portfolio may fail to meet those requirements; (8) at our option by written notice to the Fund and its principal underwriter, if we determine, in our sole judgment exercised in good faith, that the Fund or its principal underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of the agreement or is the subject of material adverse publicity; or (9) at the option of the Fund or its principal underwriter by written notice to us, if the Fund or its principal underwriter determines, in its sole judgment exercised in good faith, that the Fund or its underwriter has suffered a material adverse change in its business operations, financial condition or prospects since the date of the agreement or is the subject of material adverse publicity.

     Variable Insurance Products Fund II. This agreement provides for termination: (1) on sixty (60) days advance written notice by any party; (2) at our option if shares of the Fund are not reasonably available to meet the requirements of the Contracts; (3) at our option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code, or fails to meet the diversification requirements thereunder; (4) at the option of the Fund or its principal underwriter if it determines that we have suffered material adverse changes in our business, operations, financial condition, or prospects or we are the subject of material adverse publicity; (5) at our option if the Fund has suffered material adverse changes in its business, operations, financial condition, or prospects or is the subject of material adverse publicity; or (6) at the option of the Fund or its principal underwriter if we determine that shares of the Fund are reasonably available to meet the requirements of the Contracts; (7) at our option if certain enforcement proceedings are instituted against the Fund or its principal underwriter; or (8) at our option if the Fund or its principal underwriter is in material breach of the agreement.

     Should an agreement between a Fund and ourselves terminate, the Subaccounts which invest in that Fund will not be able to purchase additional shares of that Fund. In that event, Owners will no longer be able to allocate cash values or Net Premiums to Subaccounts investing in Portfolios of that Fund.

     Additionally, in certain circumstances a Fund or a Portfolio may refuse to sell its shares to a Subaccount even though its participation agreement with us has not been terminated. Should a Fund or Portfolio decide not to sell its shares to the Variable Account, we will not be able to honor requests by Owners to allocate cash values or Net Premiums to Subaccounts investing in shares of that Fund or Portfolio.

                               STANDARD & POOR'S

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Contract .

     S&P makes no representation or warranty, express or implied, to the Owners of the Contracts and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally, or in the Contracts and the Equity 500 Index Portfolio particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PMLIC and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to PMLIC, Market Street, the Owners of the Contracts, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PMLIC, Market Street, the Owners of the Contracts or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Contracts or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Contracts or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Contracts or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Contracts or the Equity 500 Index Portfolio.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED. AS TO RESULTS TO BE OBTAINED BY PMLIC, MARKET STREET, OWNERS OF THE CONTRACTS AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                         SAFEKEEPING OF ACCOUNT ASSETS

     We hold the title to the assets of the Variable Account. The assets in the Variable Account are legally segregated from General Account assets and from the assets in any other separate account.

     Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

     Our officers and employees are covered by a financial institution bond issued by Aetna Casualty and Surety Company to PMLIC with limits of $10 million per occurrence and $20 million in the aggregate. The bond insures against dishonest and fraudulent acts of officers and employees.

                                STATE REGULATION

     We are subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                              RECORDS AND REPORTS

     We will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and the regulations thereunder, reports containing information required under the Act or any other applicable law or regulation, will be sent to Owners semi-annually at their last known address.

                                 LEGAL MATTERS

     James G. Potter, Jr., Esquire, General Counsel and Secretary of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Contracts and our issuance of the Contracts. Drinker Biddle & Reath LLP, of Philadelphia, PA has provided advice on certain matters relating to the federal securities laws.

                                    EXPERTS

     The financial statements listed on page F-1 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts. Not all the information set forth in the registration statement and the amendments and exhibits thereto has been included in this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

     This SAI contains the audited statements of assets and liabilities of the Variable Account as of December 31, 1999 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, serves as independent accountant for the Variable Annuity Separate Account.

     Our statements of financial condition as of December 31, 1999 and 1998 and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 1999, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                              FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Provident Mutual Variable Annuity Separate Account
  Report of Independent Accountants.........................   F-2
  Statements of Assets and Liabilities, December 31, 1999...   F-3
  Statements of Operations for the Year Ended December 31,
     1999...................................................  F-10
  Statements of Changes in Net Assets for the Year Ended
     December 31, 1999......................................  F-15
  Statements of Changes in Net Assets for the Year Ended
     December 31, 1998......................................  F-21
  Notes to Financial Statements.............................  F-27
Provident Mutual Life Insurance Company and Subsidiaries
  Report of Independent Accountants.........................  F-44
  Consolidated Statements of Financial Condition, December
     31, 1999 and 1998......................................  F-45
  Consolidated Statements of Operations for the Years Ended
     December 31, 1999, 1998, and 1997......................  F-46
  Consolidated Statements of Equity for the Years Ended
     December 31, 1999, 1998, and 1997......................  F-47
  Consolidated Statements of Cash Flows for the Years Ended
     December 31, 1999, 1998, and 1997......................  F-48
  Notes to Consolidated Financial Statements................  F-49

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Contractholders and
  Board of Directors of
Provident Mutual Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Annuity Separate Account (comprising thirty-one subaccounts, hereafter collectively referred to as the "Separate Account") and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Separate Account at December 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of the Separate Account; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the transfer agents, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
February 23, 2000

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                 GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc.,
  at market value:
  Growth Portfolio...........................  $5,548,353
  Money Market Portfolio.....................               $3,645,573
  Bond Portfolio.............................                            $1,221,430
  Managed Portfolio..........................                                         $1,485,268
  Aggressive Growth Portfolio................                                                      $1,405,114
  International Portfolio....................                                                                    $2,653,348
Dividends receivable.........................                  18,156
Receivable from Provident Mutual Life
  Insurance Company..........................                  42,292
                                               ----------   ----------   ----------   ----------   ----------    ----------
NET ASSETS...................................  $5,548,353   $3,706,021   $1,221,430   $1,485,268   $1,405,114    $2,653,348
                                               ==========   ==========   ==========   ==========   ==========    ==========
Held for the benefit of contractholders......  $5,489,274   $3,651,558   $1,188,429   $1,438,216   $1,350,310    $2,591,954
Attributable to Provident Mutual Life
  Insurance Company..........................     59,079       54,463       33,001       47,052       54,804         61,394
                                               ----------   ----------   ----------   ----------   ----------    ----------
                                               $5,548,353   $3,706,021   $1,221,430   $1,485,268   $1,405,114    $2,653,348
                                               ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                              ALL PRO LARGE   ALL PRO LARGE   ALL PRO SMALL   ALL PRO SMALL
                                                               CAP GROWTH       CAP VALUE      CAP GROWTH       CAP VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market value:
  All Pro Large Cap Growth Portfolio........................    $452,524
  All Pro Large Cap Value Portfolio.........................                    $143,172
  All Pro Small Cap Growth Portfolio........................                                   $1,069,142
  All Pro Small Cap Value Portfolio.........................                                                    $173,618
                                                                --------        --------       ----------       --------
NET ASSETS..................................................    $452,524        $143,172       $1,069,142       $173,618
                                                                ========        ========       ==========       ========
Held for the benefit of contractholders.....................    $417,582        $118,028       $1,024,444       $153,418
Attributable to Provident Mutual Life Insurance Company.....      34,942          25,144           44,698         20,200
                                                                --------        --------       ----------       --------
                                                                $452,524        $143,172       $1,069,142       $173,618
                                                                ========        ========       ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                 FIDELITY     FIDELITY                    FIDELITY
                                                   HIGH        EQUITY-      FIDELITY       ASSET       FIDELITY       FIDELITY
                                                  INCOME       INCOME        GROWTH       MANAGER      INDEX 500    CONTRAFUND(R)
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund, at market value:
  High Income Portfolio.......................  $3,692,947
  Equity-Income Portfolio.....................               $13,617,284
  Growth Portfolio............................                             $19,077,038
Investment in the Variable Insurance Products
  Fund II, at market value:
  Asset Manager Portfolio.....................                                           $2,498,294
  Index 500 Portfolio.........................                                                        $18,309,379
  Contrafund(R) Portfolio.....................                                                                       $8,494,701
                                                ----------   -----------   -----------   ----------   -----------    ----------
NET ASSETS....................................  $3,692,947   $13,617,284   $19,077,038   $2,498,294   $18,309,379    $8,494,701
                                                ==========   ===========   ===========   ==========   ===========    ==========
Held for the benefit of contractholders.......  $3,650,856   $13,555,631   $19,017,361   $2,449,345   $18,262,306    $8,436,069
Attributable to Provident Mutual Life
  Insurance Company...........................     42,091         61,653        59,677      48,949         47,073        58,632
                                                ----------   -----------   -----------   ----------   -----------    ----------
                                                $3,692,947   $13,617,284   $19,077,038   $2,498,294   $18,309,379    $8,494,701
                                                ==========   ===========   ===========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                                                 SCUDDER
                                                                                                  GROWTH
                                               OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                              EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the OCC Accumulation Trust,
  at market value:
  Equity Portfolio........................  $3,892,824
  Small Cap Portfolio.....................               $2,056,452
  Managed Portfolio.......................                            $7,636,015
Investment in the Scudder Variable Life
  Investment Fund, at market value:
  Bond Portfolio..........................                                         $1,287,441
  Growth and Income Portfolio.............                                                      $4,082,829
  International Portfolio.................                                                                    $2,967,978
                                            ----------   ----------   ----------   ----------   ----------    ----------
NET ASSETS................................  $3,892,824   $2,056,452   $7,636,015   $1,287,441   $4,082,829    $2,967,978
                                            ==========   ==========   ==========   ==========   ==========    ==========
Held for the benefit of contractholders...  $3,861,872   $2,018,745   $7,602,776   $1,251,666   $4,036,884    $2,913,304
Attributable to Provident Mutual Life
  Insurance Company.......................     30,952       37,707       33,239       35,775       45,945         54,674
                                            ----------   ----------   ----------   ----------   ----------    ----------
                                            $3,892,824   $2,056,452   $7,636,015   $1,287,441   $4,082,829    $2,967,978
                                            ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                    DREYFUS                     FEDERATED
                                                                     GROWTH       DREYFUS     FUND FOR U.S.
                                                    DREYFUS ZERO      AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                    COUPON 2000      INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Dreyfus Variable Investment
  Fund, at market value:
  Zero Coupon 2000 Portfolio......................    $988,196
  Growth and Income Portfolio.....................                 $2,827,367
Investment in the Dreyfus Socially Responsible
  Growth Fund, Inc., at market value:
  Socially Responsible Portfolio..................                              $4,331,170
Investment in the Federated Insurance Series, at
  market value:
  Fund for U.S. Government Securities II
    Portfolio.....................................                                              $583,540
  Utility Fund II Portfolio.......................                                                               $568,274
                                                      --------     ----------   ----------      --------         --------
NET ASSETS........................................    $988,196     $2,827,367   $4,331,170      $583,540         $568,274
                                                      ========     ==========   ==========      ========         ========
Held for the benefit of contractholders...........    $952,413     $2,784,365   $4,270,142      $552,935         $528,318
Attributable to Provident Mutual Life Insurance
  Company.........................................      35,783        43,002        61,028        30,605           39,956
                                                      --------     ----------   ----------      --------         --------
                                                      $988,196     $2,827,367   $4,331,170      $583,540         $568,274
                                                      ========     ==========   ==========      ========         ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                                          VAN ECK
                                                               VAN ECK       VAN ECK     WORLDWIDE      VAN ECK
                                                              WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE
                                                                 BOND      HARD ASSETS    MARKETS     REAL ESTATE
                                                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Van Eck Worldwide Insurance Trust Fund, at
  market value:
  Van Eck Worldwide Bond Portfolio..........................   $39,098
  Van Eck Worldwide Hard Assets Portfolio...................                 $50,885
  Van Eck Worldwide Emerging Markets Portfolio..............                              $502,560
  Van Eck Worldwide Real Estate Portfolio...................                                           $121,734
                                                               -------       -------      --------     --------
NET ASSETS..................................................   $39,098       $50,885      $502,560     $121,734
                                                               =======       =======      ========     ========
Held for the benefit of contractholders.....................   $13,883       $30,075      $400,234     $100,679
Attributable to Provident Mutual Life Insurance Company.....    25,215        20,810       102,326       21,055
                                                               -------       -------      --------     --------
                                                               $39,098       $50,885      $502,560     $121,734
                                                               =======       =======      ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                 MONEY                                AGGRESSIVE
                                                    GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................  $  18,752     $207,862     $ 15,129    $  11,502     $  5,701      $ 27,808
EXPENSES
Mortality and expense risks.....................     81,718       60,321       16,140       20,878       16,550        33,129
                                                  ---------     --------     --------    ---------     --------      --------
Net investment (loss) income....................    (62,966)     147,541       (1,011)      (9,376)     (10,849)       (5,321)
                                                  ---------     --------     --------    ---------     --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........    109,541                    11,887       78,439      141,385       142,673
Net realized gain from redemption of investment
  shares........................................    170,031                     1,364       56,384       28,445        85,300
                                                  ---------     --------     --------    ---------     --------      --------
Net realized gain on investments................    279,572                    13,251      134,823      169,830       227,973
                                                  ---------     --------     --------    ---------     --------      --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................    490,770                    39,647      230,301      113,092       120,601
  End of year...................................    366,255                   (26,280)      96,137      141,874       507,592
                                                  ---------     --------     --------    ---------     --------      --------
Net unrealized (depreciation) appreciation
  during the year...............................   (124,515)                  (65,927)    (134,164)      28,782       386,991
                                                  ---------     --------     --------    ---------     --------      --------
Net realized and unrealized gain (loss) on
  investments...................................    155,057                   (52,676)         659      198,612       614,964
                                                  ---------     --------     --------    ---------     --------      --------
Net increase (decrease) in net assets resulting
  from operations...............................  $  92,091     $147,541     $(53,687)   $  (8,717)    $187,763      $609,643
                                                  =========     ========     ========    =========     ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                 ALL PRO         ALL PRO       ALL PRO      ALL PRO
                                                                  LARGE           LARGE         SMALL        SMALL
                                                               CAP GROWTH       CAP VALUE     CAP GROWTH   CAP VALUE
                                                               SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................     $     7         $   206                    $    56
EXPENSES
Mortality and expense risks.................................       1,649             531       $  2,152         598
                                                                 -------         -------       --------     -------
Net investment loss.........................................      (1,642)           (325)        (2,152)       (542)
                                                                 -------         -------       --------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested
Net realized gain (loss) from redemption of investment
  shares....................................................       4,539              41         19,546        (297)
                                                                 -------         -------       --------     -------
Net realized gain (loss) on investments.....................       4,539              41         19,546        (297)
                                                                 -------         -------       --------     -------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................       4,123             196         (1,162)     (2,990)
  End of year...............................................      41,840          (2,853)       239,727      (3,568)
                                                                 -------         -------       --------     -------
Net unrealized appreciation (depreciation) during the
  year......................................................      37,717          (3,049)       240,889        (578)
                                                                 -------         -------       --------     -------
Net realized and unrealized gain (loss) on investments......      42,256          (3,008)       260,435        (875)
                                                                 -------         -------       --------     -------
Net increase (decrease) in net assets resulting from
  operations................................................     $40,614         $(3,333)      $258,283     $(1,417)
                                                                 =======         =======       ========     =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                 FIDELITY                                  FIDELITY
                                                   HIGH        FIDELITY       FIDELITY      ASSET       FIDELITY      FIDELITY
                                                  INCOME     EQUITY-INCOME     GROWTH      MANAGER     INDEX 500    CONTRAFUND(R)
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................................  $ 306,366     $  194,652     $  18,029     $ 71,219    $ 127,582     $   23,553
EXPENSES
Mortality and expense risks...................     48,818        191,354       187,129       31,147      213,820         85,824
                                                ---------     ----------     ----------    --------    ----------    ----------
Net investment income (loss)..................    257,548          3,298      (169,100)      40,072      (86,238)       (62,271)
                                                ---------     ----------     ----------    --------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested........     11,453        430,283     1,133,559       90,211       86,574        172,725
Net realized (loss) gain from redemption of
  investment shares...........................    (10,501)       548,669       567,204       33,440      938,259        226,467
                                                ---------     ----------     ----------    --------    ----------    ----------
Net realized gain on investments..............        952        978,952     1,700,763      123,651    1,024,833        399,192
                                                ---------     ----------     ----------    --------    ----------    ----------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year...........................   (210,228)     2,080,228     2,636,305      209,636    2,599,106        926,957
  End of year.................................   (247,327)     1,742,712     5,557,683      261,352    4,388,265      1,971,093
                                                ---------     ----------     ----------    --------    ----------    ----------
Net unrealized (depreciation) appreciation
  during the year.............................    (37,099)      (337,516)    2,921,378       51,716    1,789,159      1,044,136
                                                ---------     ----------     ----------    --------    ----------    ----------
Net realized and unrealized (loss) gain on
  investments.................................    (36,147)       641,436     4,622,141      175,367    2,813,992      1,443,328
                                                ---------     ----------     ----------    --------    ----------    ----------
Net increase in net assets resulting from
  operations..................................  $ 221,401     $  644,734     $4,453,041    $215,439    $2,727,754    $1,381,057
                                                =========     ==========     ==========    ========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                                                       SCUDDER
                                                                                                        GROWTH
                                                     OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                                    EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................  $  39,352    $  15,143    $ 112,486     $ 33,689    $  43,712      $  1,990
EXPENSES
Mortality and expense risks.....................     57,536       29,437      105,827       15,557       53,346        23,623
                                                  ---------    ---------    ----------    --------    ---------      --------
Net investment (loss) income....................    (18,184)     (14,294)       6,659       18,132       (9,634)      (21,633)
                                                  ---------    ---------    ----------    --------    ---------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........    179,208                   252,414       17,361      270,635       148,278
Net realized gain (loss) from redemption of
  investment shares.............................    236,421       33,145      410,527       (2,545)     111,635        32,764
                                                  ---------    ---------    ----------    --------    ---------      --------
Net realized gain on investments................    415,629       33,145      662,941       14,816      382,270       181,042
                                                  ---------    ---------    ----------    --------    ---------      --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................    745,843        8,992    1,198,746       11,092       81,742        38,107
  End of year...................................    403,295     (101,504)     790,614      (45,798)    (118,928)      754,148
                                                  ---------    ---------    ----------    --------    ---------      --------
Net unrealized (depreciation) appreciation
  during the year...............................   (342,548)    (110,496)    (408,132)     (56,890)    (200,670)      716,041
                                                  ---------    ---------    ----------    --------    ---------      --------
Net realized and unrealized gain (loss) on
  investments...................................     73,081      (77,351)     254,809      (42,074)     181,600       897,083
                                                  ---------    ---------    ----------    --------    ---------      --------
Net increase (decrease) in net assets resulting
  from operations...............................  $  54,897    $ (91,645)   $ 261,468     $(23,942)   $ 171,966      $875,450
                                                  =========    =========    ==========    ========    =========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                      DREYFUS                     FEDERATED
                                                         DREYFUS       GROWTH       DREYFUS     FUND FOR U.S.
                                                          ZERO          AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                       COUPON 2000     INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends............................................   $ 48,075      $ 15,987     $    522       $ 25,465         $ 12,463
EXPENSES
Mortality and expense risks..........................     12,069        35,000       35,631          8,065            6,717
                                                        --------      --------     --------       --------         --------
Net investment income (loss).........................     36,006       (19,013)     (35,109)        17,400            5,746
                                                        --------      --------     --------       --------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested...............                   84,180      140,525          5,007           24,685
Net realized gain (loss) from redemption of
  investment shares..................................        968        77,002       83,324         (5,719)          19,905
                                                        --------      --------     --------       --------         --------
Net realized gain (loss) on investments..............        968       161,182      223,849           (712)          44,590
                                                        --------      --------     --------       --------         --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..................................      8,315       164,023      239,249         11,654           55,982
  End of year........................................    (16,440)      392,369      801,002        (15,544)           8,871
                                                        --------      --------     --------       --------         --------
Net unrealized (depreciation) appreciation during the
  year...............................................    (24,755)      228,346      561,753        (27,198)         (47,111)
                                                        --------      --------     --------       --------         --------
Net realized and unrealized (loss) gain on
  investments........................................    (23,787)      389,528      785,602        (27,910)          (2,521)
                                                        --------      --------     --------       --------         --------
Net increase (decrease) in net assets resulting from
  operations.........................................   $ 12,219      $370,515     $750,493       $(10,510)        $  3,225
                                                        ========      ========     ========       ========         ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                            VAN ECK      VAN ECK      VAN ECK
                                                               VAN ECK     WORLDWIDE    WORLDWIDE    WORLDWIDE
                                                              WORLDWIDE       HARD       EMERGING       REAL
                                                                 BOND        ASSETS      MARKETS       ESTATE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................   $ 1,122      $   268                   $   450
EXPENSES
Mortality and expense risks.................................        68           48      $  1,041         677
                                                               -------      -------      --------     -------
Net investment gain (loss)..................................     1,054          220        (1,041)       (227)
                                                               -------      -------      --------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................       501
Net realized (loss) gain from redemption of investment
  shares....................................................       (32)        (348)        2,361        (103)
                                                               -------      -------      --------     -------
Net realized gain (loss) on investments.....................       469         (348)        2,361        (103)
                                                               -------      -------      --------     -------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     2,362       (7,844)       (8,952)     (3,514)
  End of year...............................................    (1,745)      (2,481)      145,977      (3,610)
                                                               -------      -------      --------     -------
Net unrealized (depreciation) appreciation during the
  year......................................................    (4,107)       5,363       154,929         (96)
                                                               -------      -------      --------     -------
Net realized and unrealized (loss) gain on investments......    (3,638)       5,015       157,290        (199)
                                                               -------      -------      --------     -------
Net (decrease) increase in net assets resulting from
  operations................................................   $(2,584)     $ 5,235      $156,249     $  (426)
                                                               =======      =======      ========     =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                            MONEY                                AGGRESSIVE
                                              GROWTH       MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..............  $ (62,966)   $   147,541   $  (1,011)   $  (9,376)   $ (10,849)    $   (5,321)
Net realized gain on investments..........    279,572                     13,251      134,823      169,830        227,973
Net unrealized (depreciation) appreciation
  of investments during the year..........   (124,515)                   (65,927)    (134,164)      28,782        386,991
                                            ----------   -----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................     92,091        147,541     (53,687)      (8,717)     187,763        609,643
                                            ----------   -----------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............    560,003      2,096,239     180,934      130,584      165,119        114,170
Administrative charges....................     (3,162)        (2,086)       (516)        (690)        (830)        (1,343)
Surrenders and forfeitures................   (597,035)      (379,089)    (41,715)     (92,636)    (103,693)      (201,664)
Transfers between investment portfolios...    (75,007)    (3,317,565)     59,500      (96,489)      60,342       (285,279)
Net (withdrawals) repayments due to policy
  loans...................................     (2,342)       (22,865)     (1,130)      (4,941)                        122
Withdrawals due to death benefits.........     (9,503)       (39,538)    (21,761)      (2,778)                    (21,654)
                                            ----------   -----------   ----------   ----------   ----------    ----------
Net (decrease) increase in net assets
  derived from contract transactions......   (127,046)    (1,664,904)    175,312      (66,950)     120,938       (395,648)
                                            ----------   -----------   ----------   ----------   ----------    ----------
Total (decrease) increase in net assets...    (34,955)    (1,517,363)    121,625      (75,667)     308,701        213,995
NET ASSETS
  Beginning of year.......................  5,583,308      5,223,384   1,099,805    1,560,935    1,096,413      2,439,353
                                            ----------   -----------   ----------   ----------   ----------    ----------
  End of year.............................  $5,548,353   $ 3,706,021   $1,221,430   $1,485,268   $1,405,114    $2,653,348
                                            ==========   ===========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO         ALL PRO
                                                                 LARGE           LARGE           SMALL           SMALL
                                                              CAP GROWTH       CAP VALUE      CAP GROWTH       CAP VALUE
                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss........................................    $ (1,642)       $   (325)      $   (2,152)      $   (542)
Net realized gain (loss) on investments....................       4,539              41           19,546           (297)
Net unrealized appreciation (depreciation) of investments
  during the year..........................................      37,717          (3,049)         240,889           (578)
                                                               --------        --------       ----------       --------
Net increase (decrease) in net assets from operations......      40,614          (3,333)         258,283         (1,417)
                                                               --------        --------       ----------       --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums..............................     122,789          60,153          236,687         80,519
Administrative charges.....................................         (69)            (22)             (77)           (24)
Surrenders and forfeitures.................................      (6,267)         (4,034)          (8,973)          (830)
Transfers between investment portfolios....................     260,860          59,740          555,991         68,884
Net withdrawals due to policy loans........................                                       (1,085)
                                                               --------        --------       ----------       --------
Net increase in net assets derived from contract
  transactions.............................................     377,313         115,837          782,543        148,549
                                                               --------        --------       ----------       --------
  Total increase in net assets.............................     417,927         112,504        1,040,826        147,132
NET ASSETS
  Beginning of year........................................      34,597          30,668           28,316         26,486
                                                               --------        --------       ----------       --------
  End of year..............................................    $452,524        $143,172       $1,069,142       $173,618
                                                               ========        ========       ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                               FIDELITY                                   FIDELITY
                                                 HIGH        FIDELITY       FIDELITY       ASSET       FIDELITY       FIDELITY
                                                INCOME     EQUITY-INCOME     GROWTH       MANAGER      INDEX 500    CONTRAFUND(R)
                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................  $ 257,548     $     3,298    $  (169,100)  $  40,072    $   (86,238)   $  (62,271)
Net realized gain on investments............        952         978,952      1,700,763     123,651      1,024,833       399,192
Net unrealized (depreciation) appreciation
  of investments during the year............    (37,099)       (337,516)     2,921,378      51,716      1,789,159     1,044,136
                                              ----------    -----------    -----------   ----------   -----------    ----------
Net increase in net assets from
  operations................................    221,401         644,734      4,453,041     215,439      2,727,754     1,381,057
                                              ----------    -----------    -----------   ----------   -----------    ----------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...............    295,340       1,531,851      3,217,705     322,280      3,381,620     1,817,676
Administrative charges......................     (1,600)         (6,625)        (6,865)     (1,364)        (8,232)       (3,908)
Surrenders and forfeitures..................   (178,356)       (892,383)      (764,685)    (71,473)      (633,321)     (382,852)
Transfers between investment portfolios.....     63,717        (793,776)     2,551,645     (96,203)       436,064     1,315,262
Net repayments (withdrawals) due to policy
  loans.....................................         81          (9,913)       (12,429)     (1,707)       (38,329)      (20,783)
Withdrawals due to death benefits...........     (6,604)        (18,044)        (6,581)
                                              ----------    -----------    -----------   ----------   -----------    ----------
Net increase (decrease) in net assets
  derived from contract transactions........    172,578        (188,890)     4,978,790     151,533      3,137,802     2,725,395
                                              ----------    -----------    -----------   ----------   -----------    ----------
Total increase in net assets................    393,979         455,844      9,431,831     366,972      5,865,556     4,106,452
NET ASSETS
  Beginning of year.........................  3,298,968      13,161,440      9,645,207   2,131,322     12,443,823     4,388,249
                                              ----------    -----------    -----------   ----------   -----------    ----------
  End of year...............................  $3,692,947    $13,617,284    $19,077,038   $2,498,294   $18,309,379    $8,494,701
                                              ==========    ===========    ===========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                                                 SCUDDER
                                                                                                  GROWTH
                                               OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                              EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..............  $ (18,184)   $ (14,294)   $   6,659    $  18,132    $  (9,634)    $  (21,633)
Net realized gain on investments..........    415,629       33,145      662,941       14,816      382,270        181,042
Net unrealized (depreciation) appreciation
  of investments during the year..........   (342,548)    (110,496)    (408,132)     (56,890)    (200,670)       716,041
                                            ----------   ----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................     54,897      (91,645)     261,468      (23,942)     171,966        875,450
                                            ----------   ----------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............    332,753      189,648      902,782      327,883      609,354        343,609
Administrative charges....................     (2,475)      (1,248)      (4,570)        (556)      (2,328)          (698)
Surrenders and forfeitures................   (269,999)    (115,433)    (611,002)     (71,404)    (122,236)       (67,591)
Transfers between investment portfolios...   (361,293)    (360,882)    (879,974)      51,236     (493,130)       517,788
Net withdrawals due to policy loans.......                  (2,143)        (406)      (1,983)      (9,311)        (4,614)
Withdrawals due to death benefits.........     (1,822)      (3,690)     (59,065)     (15,639)      (3,084)
                                            ----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets derived from
  contract transactions...................   (302,836)    (293,748)    (652,235)     289,537      (20,735)       788,494
                                            ----------   ----------   ----------   ----------   ----------    ----------
Total (decrease) increase in net assets...   (247,939)    (385,393)    (390,767)     265,595      151,231      1,663,944
NET ASSETS
  Beginning of year.......................  4,140,763    2,441,845    8,026,782    1,021,846    3,931,598      1,304,034
                                            ----------   ----------   ----------   ----------   ----------    ----------
  End of year.............................  $3,892,824   $2,056,452   $7,636,015   $1,287,441   $4,082,829    $2,967,978
                                            ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                 DREYFUS                     FEDERATED
                                                    DREYFUS       GROWTH       DREYFUS     FUND FOR U.S.
                                                     ZERO          AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                  COUPON 2000     INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....................   $ 36,006     $ (19,013)   $  (35,109)     $  17,400        $  5,746
Net realized gain (loss) on investments.........        968       161,182       223,849           (712)         44,590
Net unrealized (depreciation) appreciation of
  investments during the year...................    (24,755)      228,346       561,753        (27,198)        (47,111)
                                                   --------     ----------   ----------      ---------        --------
Net increase (depreciation) in net assets from
  operations....................................     12,219       370,515       750,493        (10,510)          3,225
                                                   --------     ----------   ----------      ---------        --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...................    202,123       557,401     1,383,627        129,648         152,859
Administrative charges..........................       (383)       (1,717)       (1,458)          (192)           (238)
Surrenders and forfeitures......................    (53,367)     (137,537)      (70,890)       (29,205)        (25,651)
Transfers between investment portfolios.........     (8,902)     (220,093)      683,515       (197,265)        (15,212)
Net repayments (withdrawals) due to policy
  loans.........................................        111       (11,140)      (11,918)                        (3,542)
Withdrawals due to death benefits...............     (7,919)                     (9,287)
                                                   --------     ----------   ----------      ---------        --------
Net increase (decrease) in net assets derived
  from contract transactions....................    131,663       186,914     1,973,589        (97,014)        108,216
                                                   --------     ----------   ----------      ---------        --------
Total increase (decrease) in net assets.........    143,882       557,429     2,724,082       (107,524)        111,441
NET ASSETS
  Beginning of year.............................    844,314     2,269,938     1,607,088        691,064         456,833
                                                   --------     ----------   ----------      ---------        --------
  End of year...................................   $988,196     $2,827,367   $4,331,170      $ 583,540        $568,274
                                                   ========     ==========   ==========      =========        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                            VAN ECK      VAN ECK      VAN ECK
                                                               VAN ECK     WORLDWIDE    WORLDWIDE    WORLDWIDE
                                                              WORLDWIDE       HARD       EMERGING       REAL
                                                                 BOND        ASSETS      MARKETS       ESTATE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment gain (loss)..................................   $ 1,054      $   220      $ (1,041)    $   (227)
Net realized gain (loss) on investments.....................       469         (348)        2,361         (103)
Net unrealized (depreciation) appreciation of investments
  during the year...........................................    (4,107)       5,363       154,929          (96)
                                                               -------      -------      --------     --------
Net (decrease) increase in net assets from operations.......    (2,584)       5,235       156,249         (426)
                                                               -------      -------      --------     --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...............................    12,169       16,077       124,629       46,472
Administrative charges......................................        (3)          (2)          (19)          (8)
Surrenders and forfeitures..................................      (902)                   (20,708)
Transfers between investment portfolios.....................     1,340       13,057       192,476       55,344
Net withdrawals due to policy loans.........................                 (1,108)       (1,115)      (1,134)
                                                               -------      -------      --------     --------
Net increase in net assets derived from contract
  transactions..............................................    12,604       28,024       295,263      100,674
                                                               -------      -------      --------     --------
Total increase in net assets................................    10,020       33,259       451,512      100,248
NET ASSETS
  Beginning of year.........................................    29,078       17,626        51,048       21,486
                                                               -------      -------      --------     --------
  End of year...............................................   $39,098      $50,885      $502,560     $121,734
                                                               =======      =======      ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                             GROWTH        MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $   6,003    $    174,943   $  33,080    $  25,236    $  (5,888)    $  (15,824)
Net realized gain on investments.........    626,657                       6,763      100,441       84,995        195,145
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................   (105,838)                     15,681       21,187      (22,750)         4,651
                                           ----------   ------------   ----------   ----------   ----------    ----------
Net increase in net assets from
  operations.............................    526,822         174,943      55,524      146,864       56,357        183,972
                                           ----------   ------------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums............    409,270      18,155,739      96,183       28,840      122,786         87,721
Administrative charges...................     (2,529)         (1,545)       (312)        (636)        (671)        (1,337)
Surrenders and forfeitures...............   (143,430)       (109,166)    (18,309)     (83,242)     (49,485)      (104,525)
Transfers between investment
  portfolios.............................    816,742     (16,901,412)    341,325      238,069      272,846        (65,222)
                                           ----------   ------------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets
  derived from contract transactions.....  1,080,053       1,143,616     418,887      183,031      345,476        (83,363)
                                           ----------   ------------   ----------   ----------   ----------    ----------
Capital contribution from Provident
  Mutual Life Insurance Company..........                     45,000
                                           ----------   ------------   ----------   ----------   ----------    ----------
Total increase in net assets.............  1,606,875       1,363,559     474,411      329,895      401,833        100,609
NET ASSETS
  Beginning of year......................  3,976,433       3,859,825     625,394    1,231,040      694,580      2,338,744
                                           ----------   ------------   ----------   ----------   ----------    ----------
  End of year............................  $5,583,308   $  5,223,384   $1,099,805   $1,560,935   $1,096,413    $2,439,353
                                           ==========   ============   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO         ALL PRO
                                                                 LARGE           LARGE           SMALL           SMALL
                                                              CAP GROWTH       CAP VALUE      CAP GROWTH       CAP VALUE
                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss........................................     $   (30)        $   (29)        $   (21)        $   (20)
Net realized gain (loss) on investments....................           3                                              (4)
Net unrealized appreciation (depreciation) of investments
  during the year..........................................       4,123             196          (1,162)         (2,990)
                                                                -------         -------         -------         -------
Net increase (decrease) in net assets from operations......       4,096             167          (1,183)         (3,014)
                                                                -------         -------         -------         -------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Transfers between investment portfolios....................       5,501           5,501           4,499           4,500
                                                                -------         -------         -------         -------
Net increase in net assets derived from contract
  transactions.............................................       5,501           5,501           4,499           4,500
                                                                -------         -------         -------         -------
Capital contribution from Provident Mutual Life Insurance
  Company..................................................      25,000          25,000          25,000          25,000
                                                                -------         -------         -------         -------
  Total increase in net assets.............................      34,597          30,668          28,316          26,486
NET ASSETS
  Beginning of year........................................      --              --              --              --
                                                                -------         -------         -------         -------
  End of year..............................................     $34,597         $30,668         $28,316         $26,486
                                                                =======         =======         =======         =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                FIDELITY                                  FIDELITY
                                                  HIGH        FIDELITY       FIDELITY      ASSET       FIDELITY       FIDELITY
                                                 INCOME     EQUITY-INCOME     GROWTH      MANAGER      INDEX 500    CONTRAFUND(R)
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $ 146,005     $   (23,945)   $ (70,051)   $  25,892    $   (49,151)   $  (26,479)
Net realized gain on investments.............    121,863         646,714      903,340      176,669        616,682       208,384
Net unrealized appreciation (depreciation) of
  investments during the year................   (497,683)        405,299    1,602,439       32,068      1,486,279       616,547
                                               ----------    -----------    ----------   ----------   -----------    ----------
Net increase (decrease) in net assets from
  operations.................................     (2,815)      1,028,068    2,435,728      234,629      2,053,810       798,452
                                               ----------    -----------    ----------   ----------   -----------    ----------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums................    164,774         643,873      478,671       80,846      1,154,032       331,019
Administrative charges.......................     (1,408)         (5,427)      (4,663)      (1,160)        (4,629)       (1,862)
Surrenders and forfeitures...................    (92,923)       (423,087)    (224,051)     (69,817)      (246,981)     (187,746)
Transfers between investment portfolios......    820,132       2,351,433    1,036,134      278,804      3,415,028     1,342,290
                                               ----------    -----------    ----------   ----------   -----------    ----------
Net increase in net assets derived from
  contract transactions......................    890,575       2,566,792    1,286,091      288,673      4,317,450     1,483,701
                                               ----------    -----------    ----------   ----------   -----------    ----------
Return of capital to Provident Mutual Life
  Insurance Company..........................                                 (30,000)                    (35,000)
                                               ----------    -----------    ----------   ----------   -----------    ----------
Total increase in net assets.................    660,760       3,594,860    3,691,819      523,302      6,336,260     2,282,153
NET ASSETS
  Beginning of year..........................  2,638,208       9,566,580    5,953,388    1,608,020      6,107,563     2,106,096
                                               ----------    -----------    ----------   ----------   -----------    ----------
  End of year................................  $3,298,968    $13,161,440    $9,645,207   $2,131,322   $12,443,823    $4,388,249
                                               ==========    ===========    ==========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                                                 SCUDDER
                                                                                                  GROWTH
                                               OCC          OCC          OCC        SCUDDER        AND          SCUDDER
                                              EQUITY     SMALL CAP     MANAGED        BOND        INCOME     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..............  $ (16,712)   $ (25,721)   $ (51,716)   $  39,944    $  23,590     $      (48)
Net realized gain on investments..........    350,835      114,777      401,125       16,222      250,642         92,512
Net unrealized appreciation (depreciation)
  of investments during the year..........     13,501     (377,438)      11,395       (9,889)    (185,097)        18,198
                                            ----------   ----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................    347,624     (288,382)     360,804       46,277       89,135        110,662
                                            ----------   ----------   ----------   ----------   ----------    ----------
FROM VARIABLE ANNUITY CONTRACT
  TRANSACTIONS
Contractholders' net premiums.............    181,536      163,923      363,379       88,377      296,169         52,293
Administrative charges....................     (2,254)      (1,277)      (4,325)        (365)      (1,525)          (500)
Surrenders and forfeitures................   (114,897)     (69,213)    (252,893)     (48,990)    (130,521)       (41,347)
Transfers between investment portfolios...    328,705      201,890      793,832      264,247    1,706,458        359,320
                                            ----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets derived from
  contract transactions...................    393,090      295,323      899,993      303,269    1,870,581        369,766
                                            ----------   ----------   ----------   ----------   ----------    ----------
Return of capital to Provident Mutual Life
  Insurance Company.......................    (30,000)                  (25,000)
                                            ----------   ----------   ----------   ----------   ----------    ----------
Total increase in net assets..............    710,714        6,941    1,235,797      349,546    1,959,716        480,428
NET ASSETS
  Beginning of year.......................  3,430,049    2,434,904    6,790,985      672,300    1,971,882        823,606
                                            ----------   ----------   ----------   ----------   ----------    ----------
  End of year.............................  $4,140,763   $2,441,845   $8,026,782   $1,021,846   $3,931,598    $1,304,034
                                            ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                 DREYFUS                     FEDERATED
                                                    DREYFUS       GROWTH       DREYFUS     FUND FOR U.S.
                                                     ZERO          AND        SOCIALLY      GOVERNMENT        FEDERATED
                                                  COUPON 2000     INCOME     RESPONSIBLE   SECURITIES II   UTILITY FUND II
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....................   $ 29,778     $  (7,616)   $  (11,460)     $    126         $ (1,534)
Net realized gain on investments................      4,222        23,894        73,433        18,688           34,131
Net unrealized appreciation of investments
  during the year...............................      6,867       158,841       193,754         4,676           11,768
                                                   --------     ----------   ----------      --------         --------
Net increase in net assets from operations......     40,867       175,119       255,727        23,490           44,365
                                                   --------     ----------   ----------      --------         --------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contractholders' net premiums...................    110,869       292,636       178,167        51,718           22,192
Administrative charges..........................       (281)       (1,360)         (500)         (140)            (116)
Surrenders and forfeitures......................    (39,302)     (116,934)      (13,302)       (4,926)          (3,478)
Transfers between investment portfolios.........    286,195       296,217       685,541       407,646          118,486
                                                   --------     ----------   ----------      --------         --------
Net increase in net assets derived from contract
  transactions..................................    357,481       470,559       849,906       454,298          137,084
                                                   --------     ----------   ----------      --------         --------
Total increase in net assets....................    398,348       645,678     1,105,633       477,788          181,449
NET ASSETS
  Beginning of year.............................    445,966     1,624,260       501,455       213,276          275,384
                                                   --------     ----------   ----------      --------         --------
  End of year...................................   $844,314     $2,269,938   $1,607,088      $691,064         $456,833
                                                   ========     ==========   ==========      ========         ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                            VAN ECK      VAN ECK      VAN ECK
                                                               VAN ECK     WORLDWIDE    WORLDWIDE    WORLDWIDE
                                                              WORLDWIDE       HARD       EMERGING       REAL
                                                                 BOND        ASSETS      MARKETS       ESTATE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................   $    (4)
Net realized gain (loss) on investments
Net unrealized appreciation (depreciation) of investments
  during the year...........................................     2,362      $(7,844)     $(8,952)     $(3,514)
                                                               -------      -------      -------      -------
Net increase (decrease) in net assets from operations.......     2,358       (7,844)      (8,952)      (3,514)
                                                               -------      -------      -------      -------
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Transfers between investment portfolios.....................     1,720          470
                                                               -------      -------      -------      -------
Net increase in net assets derived from contract
  transactions..............................................     1,720          470
                                                               -------      -------      -------      -------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................    25,000       25,000       60,000       25,000
                                                               -------      -------      -------      -------
Total increase in net assets................................    29,078       17,626       51,048       21,486
NET ASSETS
  Beginning of year.........................................        --           --           --           --
                                                               -------      -------      -------      -------
  End of year...............................................   $29,078      $17,626      $51,048      $21,486
                                                               =======      =======      =======      =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Provident Mutual Variable Annuity Separate Account (Separate Account) was established on October 19, 1992 by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of Pennsylvania law. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

     The Contracts are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of thirty-one Subaccounts: the Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity High Income, Fidelity Equity-Income and Fidelity Growth Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500 and Fidelity Contrafund(R) Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the OCC Equity, OCC Small Cap and OCC Managed Subaccounts invest in the corresponding portfolios of the OCC Accumulation Trust; the Scudder Bond, Scudder Growth and Income and Scudder International Subaccounts invest in the corresponding portfolios of the Scudder Variable Life Investment Fund; the Dreyfus Zero Coupon 2000 and Dreyfus Growth and Income Subaccounts invest in the corresponding portfolios of the Dreyfus Variable Investment Fund; the Dreyfus Socially Responsible Subaccount invests in the Dreyfus Socially Responsible Growth Fund, Inc.; the Federated Fund for U.S. Government Securities II and Federated Utility Fund II Subaccounts invest in the corresponding portfolios of the Federated Insurance Series; and the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Subaccounts are available to owners of a Market Street VIP contract. All thirty-one Subaccounts are available to owners of a Market Street VIP/2 contract.

     Net premiums from the Contracts are allocated to the Subaccounts in accordance with contractholder instructions and are recorded as variable annuity contract transactions in the statements of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Provident Mutual. Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

  Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the exdividend date.

  Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

  Federal Income Taxes:

     The operations of the Separate Account are included in the Federal income tax return of Provident Mutual. Under the provisions of the Contracts, Provident Mutual has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

  Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1999, the investments of the respective Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                             SHARES       COST      MARKET VALUE
------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio........................................    292,944   $5,182,098   $5,548,353
  Money Market Portfolio..................................  3,645,573   $3,645,573   $3,645,573
  Bond Portfolio..........................................    115,447   $1,247,710   $1,221,430
  Managed Portfolio.......................................     88,461   $1,389,131   $1,485,268
  Aggressive Growth Portfolio.............................     63,956   $1,263,240   $1,405,114
  International Portfolio.................................    159,074   $2,145,756   $2,653,348
  All Pro Large Cap Growth Portfolio......................     30,638     $410,684     $452,524
  All Pro Large Cap Value Portfolio.......................     14,346     $146,025     $143,172
  All Pro Small Cap Growth Portfolio......................     56,779     $829,415   $1,069,142
  All Pro Small Cap Value Portfolio.......................     22,935     $177,186     $173,618
Variable Insurance Products Fund:
  High Income Portfolio...................................    326,521   $3,940,274   $3,692,947
  Equity-Income Portfolio.................................    529,649  $11,874,572  $13,617,284
  Growth Portfolio........................................    347,297  $13,519,355  $19,077,038
Variable Insurance Products Fund II:
  Asset Manager Portfolio.................................    133,813   $2,236,942   $2,498,294
  Index 500 Portfolio.....................................    109,368  $13,921,114  $18,309,379
  Contrafund(R) Portfolio.................................    291,413   $6,523,608   $8,494,701
OCC Accumulation Trust:
  Equity Portfolio........................................    103,643   $3,489,529   $3,892,824
  Small Cap Portfolio.....................................     91,317   $2,157,956   $2,056,452
  Managed Portfolio.......................................    174,937   $6,845,401   $7,636,015
Scudder Variable Life Investment Fund:
  Bond Portfolio..........................................    198,373   $1,333,239   $1,287,441
  Growth and Income Portfolio.............................    372,521   $4,201,757   $4,082,829
  International Portfolio.................................    145,918   $2,213,830   $2,967,978
Dreyfus Variable Investment Fund:
  Zero Coupon 2000 Portfolio..............................     81,199   $1,004,636     $988,196
  Growth and Income Portfolio.............................    110,964   $2,434,998   $2,827,367
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Portfolio..........................    110,857   $3,530,168   $4,331,170
Federated Insurance Series:
  Fund for U.S. Government Securities II Portfolio........     55,259     $599,084     $583,540
  Utility Fund II Portfolio...............................     39,601     $559,403     $568,274
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio........................      3,657      $40,843      $39,098
  Van Eck Worldwide Hard Assets Portfolio.................      4,643      $53,366      $50,885
  Van Eck Worldwide Emerging Market Portfolio.............     35,243     $356,583     $502,560
  Van Eck Worldwide Real Estate Portfolio.................     13,304     $125,344     $121,734

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 1999, 1998 and 1997, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                         MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                       GROWTH PORTFOLIO                      MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1999         1998         1997         1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      48,015      102,982       61,002     4,425,749     12,844,343     15,940,030
Shares received from reinvestment of:
  Dividends................................       1,012        3,261        3,548       211,855        200,484        143,780
  Capital gain distributions...............       5,908       32,114       17,059
                                             ----------   ----------   ----------   -----------   ------------   ------------
Total shares acquired......................      54,935      138,357       81,609     4,637,604     13,044,827     16,083,810
Total shares redeemed......................     (58,660)     (46,027)      (6,693)   (6,340,270)   (11,419,454)   (14,891,923)
                                             ----------   ----------   ----------   -----------   ------------   ------------
Net (decrease) increase in shares owned....      (3,725)      92,330       74,916    (1,702,666)     1,625,373      1,191,887
Shares owned, beginning of year............     296,669      204,339      129,423     5,348,239      3,722,866      2,530,979
                                             ----------   ----------   ----------   -----------   ------------   ------------
Shares owned, end of year..................     292,944      296,669      204,339     3,645,573      5,348,239      3,722,866
                                             ==========   ==========   ==========   ===========   ============   ============
Cost of shares acquired....................  $1,033,511   $2,405,362   $1,429,486   $ 4,637,604   $ 13,044,828   $ 16,083,810
                                             ==========   ==========   ==========   ===========   ============   ============
Cost of shares redeemed....................  $  943,951   $  692,649   $   94,931   $ 6,340,270   $ 11,419,455   $ 14,891,923
                                             ==========   ==========   ==========   ===========   ============   ============

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                              MARKET STREET FUND, INC.
--------------------------------------------------------------------------------------------------------------------------
                                                                   BOND PORTFOLIO                 MANAGED PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             1999       1998       1997       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................    33,538     47,550     19,000     11,541     19,640     17,915
Shares received from reinvestment of:
  Dividends..............................................     1,390      4,004      2,225        688      2,647      2,162
  Capital gain distributions.............................     1,093          8                 4,691      3,700        457
                                                           --------   --------   --------   --------   --------   --------
Total shares acquired....................................    36,021     51,562     21,225     16,920     25,987     20,534
Total shares redeemed....................................   (18,596)   (10,498)    (8,140)   (16,747)    (9,858)    (5,076)
                                                           --------   --------   --------   --------   --------   --------
Net increase in shares owned.............................    17,425     41,064     13,085        173     16,129     15,458
Shares owned, beginning of year..........................    98,022     56,958     43,873     88,288     72,159     56,701
                                                           --------   --------   --------   --------   --------   --------
Shares owned, end of year................................   115,447     98,022     56,958     88,461     88,288     72,159
                                                           ========   ========   ========   ========   ========   ========
Cost of shares acquired..................................  $383,396   $569,677   $225,160   $285,896   $433,277   $321,786
                                                           ========   ========   ========   ========   ========   ========
Cost of shares redeemed..................................  $195,844   $110,947   $ 79,578   $227,399   $124,569   $ 61,098
                                                           ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                              MARKET STREET FUND, INC.
--------------------------------------------------------------------------------------------------------------------------
                                                            AGGRESSIVE GROWTH PORTFOLIO        INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             1999       1998       1997       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................    21,992     25,361     11,411     33,096     32,621     46,827
Shares received from reinvestment of:
  Dividends..............................................       303        278        208      2,123      1,297      1,249
  Capital gain distributions.............................     7,524      2,655         41     10,891     12,810      9,779
                                                           --------   --------   --------   --------   --------   --------
Total shares acquired....................................    29,819     28,294     11,660     46,110     46,728     57,855
Total shares redeemed....................................   (15,905)    (9,553)    (1,843)   (63,163)   (42,441)   (23,007)
                                                           --------   --------   --------   --------   --------   --------
Net increase (decrease) in shares owned..................    13,914     18,741      9,817    (17,053)     4,287     34,848
Shares owned, beginning of year..........................    50,042     31,301     21,484    176,127    171,840    136,992
                                                           --------   --------   --------   --------   --------   --------
Shares owned, end of year................................    63,956     50,042     31,301    159,074    176,127    171,840
                                                           ========   ========   ========   ========   ========   ========
Cost of shares acquired..................................  $557,618   $582,394   $231,280   $631,331   $622,021   $782,785
                                                           ========   ========   ========   ========   ========   ========
Cost of shares redeemed..................................  $277,699   $157,811   $ 29,360   $804,327   $526,063   $270,894
                                                           ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                 ALL PRO              ALL PRO              ALL PRO              ALL PRO
                                                LARGE CAP            LARGE CAP            SMALL CAP            SMALL CAP
                                                  GROWTH               VALUE                GROWTH               VALUE
                                                PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                              1999      1998       1999      1998       1999      1998       1999      1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................    36,452     2,942     12,669     3,101     60,308     2,891     19,858     3,213
Shares received from reinvestment of:
  Dividends...............................         1                   21                                         7
  Capital gain distributions..............
                                            --------   -------   --------   -------   --------   -------   --------   -------
Total shares acquired.....................    36,453     2,942     12,690     3,101     60,308     2,891     19,865     3,213
Total shares redeemed.....................    (8,754)       (3)    (1,442)       (3)    (6,418)       (2)      (140)       (3)
                                            --------   -------   --------   -------   --------   -------   --------   -------
Net increase in shares owned..............    27,699     2,939     11,248     3,098     53,890     2,889     19,725     3,210
Shares owned, beginning of year...........     2,939                3,098                2,889                3,210
                                            --------   -------   --------   -------   --------   -------   --------   -------
Shares owned, end of year.................    30,638     2,939     14,346     3,098     56,779     2,889     22,935     3,210
                                            ========   =======   ========   =======   ========   =======   ========   =======
Cost of shares acquired...................  $486,518   $30,501   $129,910   $30,501   $869,278   $29,500   $149,035   $29,500
                                            ========   =======   ========   =======   ========   =======   ========   =======
Cost of shares redeemed...................  $106,308   $    27   $ 14,357   $    29   $ 69,341   $    22   $  1,325   $    24
                                            ========   =======   ========   =======   ========   =======   ========   =======

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                               VARIABLE INSURANCE PRODUCTS FUND
---------------------------------------------------------------------------------------------------
                                 HIGH INCOME PORTFOLIO               EQUITY-INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------
                              1999        1998        1997        1999         1998         1997
---------------------------------------------------------------------------------------------------
Shares purchased..........    41,251      109,166     66,009       60,926      130,125      123,211
Shares received from
 reinvestment of:
 Dividends................    28,315       15,265     10,958        8,186        5,799        5,015
 Capital gain
   distributions..........     1,059        9,700      1,354       18,094       20,637       25,217
                            --------   ----------   --------   ----------   ----------   ----------
Total shares acquired.....    70,625      134,131     78,321       87,206      156,561      153,443
Total shares redeemed.....   (30,224)     (42,283)   (22,280)     (75,316)     (32,813)     (27,745)
                            --------   ----------   --------   ----------   ----------   ----------
Net increase in shares
 owned....................    40,401       91,848     56,041       11,890      123,748      125,698
Shares owned, beginning of
 year.....................   286,120      194,272    138,231      517,759      394,011      268,313
                            --------   ----------   --------   ----------   ----------   ----------
Shares owned, end of
 year.....................   326,521      286,120    194,272      529,649      517,759      394,011
                            ========   ==========   ========   ==========   ==========   ==========
Cost of shares acquired...  $780,176   $1,652,525   $982,034   $2,184,033   $3,796,380   $3,282,492
                            ========   ==========   ========   ==========   ==========   ==========
Cost of shares redeemed...  $349,098   $  494,082   $245,748   $1,390,673   $  606,819   $  487,914
                            ========   ==========   ========   ==========   ==========   ==========

                              VARIABLE INSURANCE PRODUCTS FUND
--------------------------  ------------------------------------
                                      GROWTH PORTFOLIO
--------------------------  ------------------------------------
                               1999         1998         1997
--------------------------  ------------------------------------
Shares purchased..........     136,144       43,794       38,162
Shares received from
 reinvestment of:
 Dividends................         432          910          884
 Capital gain
   distributions..........      27,210       23,805        3,957
                            ----------   ----------   ----------
Total shares acquired.....     163,786       68,509       43,003
Total shares redeemed.....     (31,448)     (14,019)     (13,124)
                            ----------   ----------   ----------
Net increase in shares
 owned....................     132,338       54,490       29,879
Shares owned, beginning of
 year.....................     214,959      160,469      130,590
                            ----------   ----------   ----------
Shares owned, end of
 year.....................     347,297      214,959      160,469
                            ==========   ==========   ==========
Cost of shares acquired...  $7,410,779   $2,516,413   $1,433,785
                            ==========   ==========   ==========
Cost of shares redeemed...  $  900,326   $  427,033   $  392,711
                            ==========   ==========   ==========

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The Provident Mutual Variable Annuity Separate Account
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                               VARIABLE INSURANCE PRODUCTS FUND II
---------------------------------------------------------------------------------------------------
                                 ASSET MANAGER PORTFOLIO               INDEX 500 PORTFOLIO
---------------------------------------------------------------------------------------------------
                                1999       1998       1997        1999         1998         1997
---------------------------------------------------------------------------------------------------
Shares purchased............    23,021     25,098     35,383       33,241       43,613       29,044
Shares received from
 reinvestment of:
 Dividends..................     4,219      3,130      2,148          911          651          319
 Capital gain
   distributions............     5,344      9,388      5,388          618        1,506          646
                              --------   --------   --------   ----------   ----------   ----------
Total shares acquired.......    32,584     37,616     42,919       34,770       45,770       30,009
Total shares redeemed.......   (16,135)    (9,537)    (3,970)     (13,500)     (11,064)      (3,452)
                              --------   --------   --------   ----------   ----------   ----------
Net increase in shares
 owned......................    16,449     28,079     38,949       21,270       34,706       26,557
Shares owned, beginning of
 year.......................   117,364     89,285     50,336       88,098       53,392       26,835
                              --------   --------   --------   ----------   ----------   ----------
Shares owned, end of year...   133,813    117,364     89,285      109,368       88,098       53,392
                              ========   ========   ========   ==========   ==========   ==========
Cost of shares acquired.....  $562,804   $629,153   $714,524   $5,192,904   $5,707,647   $3,128,140
                              ========   ========   ========   ==========   ==========   ==========
Cost of shares redeemed.....  $247,548   $137,919   $ 55,323   $1,116,507   $  857,666   $  254,455
                              ========   ========   ========   ==========   ==========   ==========

                              VARIABLE INSURANCE PRODUCTS FUND II
----------------------------  ------------------------------------
                                    CONTRAFUND(R) PORTFOLIO
----------------------------  ------------------------------------
                                 1999         1998         1997
----------------------------  ------------------------------------
Shares purchased............     127,220       86,578       66,945
Shares received from
 reinvestment of:
 Dividends..................         984          774          446
 Capital gain
   distributions............       7,215        5,697        1,177
                              ----------   ----------   ----------
Total shares acquired.......     135,419       93,049       68,568
Total shares redeemed.......     (23,558)     (19,119)      (7,939)
                              ----------   ----------   ----------
Net increase in shares
 owned......................     111,861       73,930       60,629
Shares owned, beginning of
 year.......................     179,552      105,622       44,993
                              ----------   ----------   ----------
Shares owned, end of year...     291,413      179,552      105,622
                              ==========   ==========   ==========
Cost of shares acquired.....  $3,444,427   $1,941,714   $1,231,237
                              ==========   ==========   ==========
Cost of shares redeemed.....  $  382,111   $  276,108   $  114,819
                              ==========   ==========   ==========

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The Provident Mutual Variable Annuity Separate Account
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                EQUITY PORTFOLIO                 SMALL CAP PORTFOLIO                  MANAGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                         1999        1998         1997        1999       1998       1997        1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Shares purchased.....    10,637       23,423       34,467     13,003     24,374     30,085       18,850       31,523       62,513
Shares received from
  reinvestment of:
  Dividends..........     1,106        1,019          618        728        303        404        2,771        1,241        1,265
  Capital gain
    distributions....     5,036        4,400        2,202                 3,309      2,847        6,219        4,964        3,886
                       --------   ----------   ----------   --------   --------   --------   ----------   ----------   ----------
Total shares
  acquired...........    16,779       28,842       37,287     13,731     27,986     33,336       27,840       37,728       67,664
Total shares
  redeemed...........   (20,132)     (15,768)      (6,858)   (28,122)   (14,614)    (4,974)     (36,414)     (14,457)      (8,399)
                       --------   ----------   ----------   --------   --------   --------   ----------   ----------   ----------
Net (decrease)
  increase in shares
  owned..............    (3,353)      13,074       30,429    (14,391)    13,372     28,362       (8,574)      23,271       59,265
Shares owned,
  beginning of
  year...............   106,996       93,922       63,493    105,708     92,336     63,974      183,511      160,240      100,975
                       --------   ----------   ----------   --------   --------   --------   ----------   ----------   ----------
Shares owned, end of
  year...............   103,643      106,996       93,922     91,317    105,708     92,336      174,937      183,511      160,240
                       ========   ==========   ==========   ========   ========   ========   ==========   ==========   ==========
Cost of shares
  acquired...........  $623,480   $1,085,567   $1,193,237   $306,580   $681,891   $806,239   $1,177,394   $1,652,686   $2,630,801
                       ========   ==========   ==========   ========   ========   ========   ==========   ==========   ==========
Cost of shares
  redeemed...........  $528,871   $  388,354   $  157,748   $581,477   $297,512   $ 98,639   $1,160,029   $  428,284   $  229,304
                       ========   ==========   ==========   ========   ========   ========   ==========   ==========   ==========

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The Provident Mutual Variable Annuity Separate Account
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                          SCUDDER VARIABLE LIFE INVESTMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
                                 BOND PORTFOLIO               GROWTH AND INCOME PORTFOLIO            INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                           1999       1998       1997        1999         1998         1997         1999        1998       1997
---------------------------------------------------------------------------------------------------------------------------------
Shares purchased.......    81,043    100,463     43,001       73,363      197,684      119,224       72,337     61,504     44,838
Shares received from
  reinvestment of:
  Dividends............     5,029      7,610      4,111        3,953        5,978        2,596          140      1,124        339
  Capital gain
    distributions......     2,634        374        207       23,761       13,652        3,056       10,413      7,392        177
                         --------   --------   --------   ----------   ----------   ----------   ----------   --------   --------
Total shares
  acquired.............    88,706    108,447     47,319      101,077      217,314      124,876       82,890     70,020     45,354
Total shares
  redeemed.............   (38,857)   (57,783)   (16,152)     (78,966)     (38,671)      (9,613)     (26,535)   (38,827)    (3,111)
                         --------   --------   --------   ----------   ----------   ----------   ----------   --------   --------
Net increase in shares
  owned................    49,849     50,664     31,167       22,111      178,643      115,263       56,355     31,193     42,243
Shares owned, beginning
  of year..............   148,524     97,860     66,693      350,410      171,767       56,504       89,563     58,370     16,127
                         --------   --------   --------   ----------   ----------   ----------   ----------   --------   --------
Shares owned, end of
  year.................   198,373    148,524     97,860      372,521      350,410      171,767      145,918     89,563     58,370
                         ========   ========   ========   ==========   ==========   ==========   ==========   ========   ========
Cost of shares
  acquired.............  $583,489   $741,377   $317,678   $1,117,946   $2,474,783   $1,299,585   $1,330,256   $979,973   $641,233
                         ========   ========   ========   ==========   ==========   ==========   ==========   ========   ========
Cost of shares
  redeemed.............  $261,004   $381,942   $113,948   $  766,045   $  329,970   $   79,839   $  382,353   $517,743   $ 38,453
                         ========   ========   ========   ==========   ==========   ==========   ==========   ========   ========

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The Provident Mutual Variable Annuity Separate Account
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          DREYFUS VARIABLE INVESTMENT FUND
---------------------------------------------------------------------------------------------------------------------------
                                                            ZERO COUPON 2000 PORTFOLIO       GROWTH AND INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                            1999       1998       1997       1999       1998        1997
---------------------------------------------------------------------------------------------------------------------------
Shares purchased........................................    24,832     51,358     17,242     26,714     40,811       46,348
Shares received from reinvestment of:
  Dividends.............................................     3,914      3,167      1,598        678        883          770
  Capital gain distributions............................                             337      3,335      1,365        5,183
                                                          --------   --------   --------   --------   --------   ----------
Total shares acquired...................................    28,746     54,525     19,177     30,727     43,059       52,301
Total shares redeemed...................................   (15,092)   (23,237)   (10,183)   (20,070)   (20,917)     (11,039)
                                                          --------   --------   --------   --------   --------   ----------
Net increase in shares owned............................    13,654     31,288      8,994     10,657     22,142       41,262
Shares owned, beginning of year.........................    67,545     36,257     27,263    100,307     78,165       36,903
                                                          --------   --------   --------   --------   --------   ----------
Shares owned, end of year...............................    81,199     67,545     36,257    110,964    100,307       78,165
                                                          ========   ========   ========   ========   ========   ==========
Cost of shares acquired.................................  $354,160   $676,052   $235,127   $728,486   $931,244   $1,077,698
                                                          ========   ========   ========   ========   ========   ==========
Cost of shares redeemed.................................  $185,523   $284,571   $129,221   $399,403   $444,407   $  222,255
                                                          ========   ========   ========   ========   ========   ==========

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The Provident Mutual Variable Annuity Separate Account
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                DREYFUS SOCIALLY RESPONSIBLE
                                                                     GROWTH FUND, INC.
----------------------------------------------------------------------------------------------
                                                               SOCIALLY RESPONSIBLE PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                 1999        1998       1997
----------------------------------------------------------------------------------------------
Shares purchased............................................      62,370     31,900     14,428
Shares received from reinvestment of:
  Dividends.................................................          14         80         71
  Capital gain distributions................................       3,617      1,859        552
                                                              ----------   --------   --------
Total shares acquired.......................................      66,001     33,839     15,051
Total shares redeemed.......................................      (6,852)    (2,213)    (1,325)
                                                              ----------   --------   --------
Net increase in shares owned................................      59,149     31,626     13,726
Shares owned, beginning of year.............................      51,708     20,082      6,356
                                                              ----------   --------   --------
Shares owned, end of year...................................     110,857     51,708     20,082
                                                              ==========   ========   ========
Cost of shares acquired.....................................  $2,307,801   $954,849   $354,771
                                                              ==========   ========   ========
Cost of shares redeemed.....................................  $  145,472   $ 42,970   $ 24,774
                                                              ==========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                             FEDERATED INSURANCE SERIES
--------------------------------------------------------------------------------------------------------------------------
                                                              FUND FOR U.S. GOVERNMENT
                                                              SECURITIES II PORTFOLIO         UTILITY FUND II PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             1999       1998       1997       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................    23,556     66,759     12,659     16,717     14,494     12,273
Shares received from reinvestment of:
  Dividends..............................................     2,403        528        334        923        195        298
  Capital gain distributions.............................       472         23                 1,827      1,189        291
                                                           --------   --------   --------   --------   --------   --------
Total shares acquired....................................    26,431     67,310     12,993     19,467     15,878     12,862
Total shares redeemed....................................   (33,151)   (25,566)      (133)    (9,783)    (5,232)    (2,180)
                                                           --------   --------   --------   --------   --------   --------
Net (decrease) increase in shares owned..................    (6,720)    41,744     12,860      9,684     10,646     10,682
Shares owned, beginning of year..........................    61,979     20,235      7,375     29,917     19,271      8,589
                                                           --------   --------   --------   --------   --------   --------
Shares owned, end of year................................    55,259     61,979     20,235     39,601     29,917     19,271
                                                           ========   ========   ========   ========   ========   ========
Cost of shares acquired..................................  $280,749   $736,176   $133,638   $276,443   $227,305   $160,307
                                                           ========   ========   ========   ========   ========   ========
Cost of shares redeemed..................................  $361,075   $263,064   $  1,319   $117,891   $ 57,624   $ 23,820
                                                           ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                                       VAN ECK             VAN ECK              VAN ECK
                                                   VAN ECK            WORLDWIDE           WORLDWIDE            WORLDWIDE
                                                  WORLDWIDE          HARD ASSETS       EMERGING MARKET        REAL ESTATE
                                               BOND PORTFOLIO         PORTFOLIO           PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1999      1998      1999      1998       1999      1998       1999      1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased............................    1,238     2,368     2,814     1,916     31,645     7,170     11,073     2,252
Shares received from reinvestment of:
  Dividends.................................       97                  30                                        49
  Capital gain distributions................       44
                                              -------   -------   -------   -------   --------   -------   --------   -------
Total shares acquired.......................    1,379     2,368     2,844     1,916     31,645     7,170     11,122     2,252
Total shares redeemed.......................      (90)               (117)              (3,572)                 (70)
                                              -------   -------   -------   -------   --------   -------   --------   -------
Net increase in shares owned................    1,289     2,368     2,727     1,916     28,073     7,170     11,052     2,252
Shares owned, beginning of year.............    2,368               1,916                7,170                2,252
                                              -------   -------   -------   -------   --------   -------   --------   -------
Shares owned, end of year...................    3,657     2,368     4,643     1,916     35,243     7,170     13,304     2,252
                                              =======   =======   =======   =======   ========   =======   ========   =======
Cost of shares acquired.....................  $15,132   $26,717   $29,469   $25,472   $331,111   $60,000   $101,119   $25,000
                                              =======   =======   =======   =======   ========   =======   ========   =======
Cost of shares redeemed.....................  $ 1,005   $     1   $ 1,573   $     2   $ 34,528             $    775
                                              =======   =======   =======   =======   ========   =======   ========   =======

--------------------------------------------------------------------------------
The Provident Mutual Variable Annuity Separate Account of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Certain deductions are made by Provident Mutual from the Subaccounts and/or the premiums. The deductions may include (1) surrender charges, (2) administration fees, (3) transfer processing fees, (4) mortality and expense risk charges and (5) premium taxes. Premiums adjusted for these deductions are recorded as net premiums in the statements of changes in net assets. See original policy documents for specific charges assessed.

     There are no sales expenses deducted from premiums at the time the premiums are paid. If a contract has not been in force for six full years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. However, subject to certain restrictions, up to 10% of the contract account value as of the beginning of a contract year may be surrendered or withdrawn free of surrender charges.

     An annual administrative fee of $30 is deducted from the contract account value on each contract anniversary date beginning one year from the issue date of the contract. In addition, to compensate for costs associated with administration of the Market Street VIP/2 contracts, Provident Mutual deducts a daily asset-based administration charge from the assets of the Separate Account equal to an annual rate of .15%. This daily asset-based administration charge is reported in the mortality and expense risk charges in the statements of operations.

     During any given contract year, the first four transfers by Market Street VIP contractholders and the first twelve transfers by Market Street VIP/2 contractholders of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. No transfer fees were incurred during the years ended December 31, 1999 and 1998.

     The Contracts provide for an initial free-look period. If a contract is cancelled within certain time constraints, the contractholder will receive a refund equal to the contract account value plus reimbursements of certain deductions previously made under the contract. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the contract and will not reflect investment experience.

     The Separate Account is charged a daily mortality and expense risk charge at an annual rate of 1.20% for the Market Street VIP contracts and 1.25% for the Market Street VIP/2 contracts. Provident Mutual reserves the right to increase this charge on a prospective basis for the Market Street VIP contracts, but in no event will it be greater than 1.25%.

     State premium taxes, when applicable, will be deducted depending upon when such taxes are paid to the taxing authority. The premium taxes are deducted either from premiums as they are received or from the proceeds upon withdrawal from or surrender of the contract or upon application of the proceeds to a payment option.

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Provident Mutual Life Insurance Company:

     In our opinion, the accompanying consolidated statements of financial condition and related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 7, 2000

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1999          1998
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost:
      1999 -- $2,904,087; 1998 -- $2,924,713)...............  $2,765,156    $3,030,942
     Held to maturity, at amortized cost (market:
      1999 -- $323,318; 1998 -- $405,108)...................     323,753       379,184
  Equity securities, at market (cost: 1999 -- $19,050;
     1998 -- $30,317).......................................      20,326        29,420
  Mortgage loans............................................     559,818       641,568
  Real estate...............................................      26,982        39,468
  Policy loans and premium notes............................     366,046       362,381
  Other invested assets.....................................      22,850         9,428
                                                              ----------    ----------
          Total investments.................................   4,084,931     4,492,391
Cash and cash equivalents...................................      60,253        81,405
Premiums due................................................      11,477        11,754
Investment income due and accrued...........................      74,629        75,729
Deferred policy acquisition costs...........................     850,689       705,183
Reinsurance recoverable.....................................     155,871       152,831
Separate account assets.....................................   3,891,828     3,115,352
Other assets................................................      92,266        73,716
                                                              ----------    ----------
          Total assets......................................  $9,221,944    $8,708,361
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $4,028,813    $4,243,117
  Policyholder funds........................................     146,685       146,948
  Policyholder dividends payable............................      34,738        33,428
  Other policy obligations..................................      20,259        18,321
                                                              ----------    ----------
          Total policy liabilities..........................   4,230,495     4,441,814
Expenses payable............................................      28,763        29,670
Taxes payable...............................................       6,497         6,308
Federal income taxes payable:
  Current...................................................      32,239        30,721
  Deferred..................................................      26,679        57,790
Separate account liabilities................................   3,861,305     3,088,933
Other liabilities...........................................      85,022       118,002
                                                              ----------    ----------
          Total liabilities.................................   8,271,000     7,773,238
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 10
EQUITY
Retained earnings...........................................     995,150       901,158
Accumulated other comprehensive income:
  Net unrealized (depreciation) appreciation on
     securities.............................................     (44,206)       33,965
                                                              ----------    ----------
          Total equity......................................     950,944       935,123
                                                              ----------    ----------
          Total liabilities and equity......................  $9,221,944    $8,708,361
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31
                                                             --------------------------------
                                                               1999        1998        1997
                                                             --------    --------    --------
REVENUES
Premiums...................................................  $197,454    $206,376    $220,952
Policy and contract charges................................   156,463     126,282     106,449
Net investment income......................................   332,576     352,690     331,524
Other income...............................................    62,611      55,596      47,520
Net realized (losses) gains on investments.................    (2,037)      6,780       2,360
                                                             --------    --------    --------
          Total revenues...................................   747,067     747,724     708,805
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   224,797     226,802     234,117
Change in future policyholder benefits.....................   112,118     138,001     122,463
Operating expenses.........................................    75,567      82,290      82,310
Amortization of deferred policy acquisition costs..........    80,420      72,926      73,582
Policyholder dividends.....................................    67,595      65,648      65,736
Noninsurance commissions and expenses......................    44,951      35,649      24,962
                                                             --------    --------    --------
          Total benefits and expenses......................   605,448     621,316     603,170
                                                             --------    --------    --------
          Income before income taxes.......................   141,619     126,408     105,635
                                                             --------    --------    --------
Income tax expense (benefit):
  Current..................................................    36,646      46,953      35,971
  Deferred.................................................    10,981      (8,085)      2,613
                                                             --------    --------    --------
          Total income tax expense.........................    47,627      38,868      38,584
                                                             --------    --------    --------
          Net income.......................................  $ 93,992    $ 87,540    $ 67,051
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                             (DOLLARS IN THOUSANDS)

                                                                           NET
                                                                        UNREALIZED
                                                                       APPRECIATION
                                                          RETAINED    (DEPRECIATION)     TOTAL
                                                          EARNINGS    ON SECURITIES      EQUITY
                                                          --------    --------------    --------
BALANCE AT JANUARY 1, 1997..............................  $746,567       $ 10,710       $757,277
                                                                                        --------
Comprehensive income
  Net income............................................    67,051             --         67,051
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation) on
       securities.......................................        --    19,954.....         19,954
                                                                                        --------

Total comprehensive income..............................                                  87,005
                                                          --------       --------       --------
BALANCE AT DECEMBER 31, 1997............................   813,618         30,664        844,282
                                                                                        --------
Comprehensive income
  Net income............................................    87,540             --         87,540
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation) on
       securities.......................................        --          3,301          3,301
                                                                                        --------
Total comprehensive income..............................                                  90,841
                                                          --------       --------       --------
BALANCE AT DECEMBER 31, 1998............................   901,158         33,965        935,123
                                                                                        --------
Comprehensive income
  Net income............................................    93,992             --         93,992
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation) on
       securities.......................................        --        (78,171)       (78,171)
                                                                                        --------
Total comprehensive income..............................                                  15,821
                                                          --------       --------       --------
BALANCE AT DECEMBER 31, 1999............................  $995,150       $(44,206)      $950,944
                                                          ========       ========       ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 1999           1998          1997
                                                              -----------    -----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    93,992    $    87,540    $  67,051
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................      105,104        124,693      108,773
  Amortization of deferred policy acquisition costs.........       80,420         72,926       73,582
  Capitalization of deferred policy acquisition costs.......     (124,056)      (140,052)    (127,593)
  Deferred Federal income taxes.............................       10,981         (8,085)       2,613
  Depreciation, amortization and accretion..................       (1,672)          (701)       4,309
  Net realized losses (gains) on investments................        2,037         (6,780)      (2,360)
  Change in investment income due and accrued...............        1,100         (1,732)         215
  Change in premiums due....................................          277          1,206          146
  Change in reinsurance recoverable.........................       (3,040)       346,657       30,838
  Change in policy liabilities and other policyholders'
    funds of traditional life products......................      (57,179)      (342,412)     (44,638)
  Change in other liabilities...............................      (32,980)        20,595       17,172
  Change in current Federal income taxes payable............        1,518         (8,393)       3,786
  Other, net................................................      (15,852)         4,262      (21,206)
                                                              -----------    -----------    ---------
    Net cash provided by operating activities...............       60,650        149,724      112,688
                                                              -----------    -----------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      190,688        290,037      370,224
  Held to maturity securities...............................           --          4,806           --
  Equity securities.........................................       12,860         27,543        8,288
  Real estate...............................................       17,988         27,740       17,347
  Other invested assets.....................................        6,052         25,080        7,424
Proceeds from maturities of investments:
  Available for sale securities.............................      332,182        348,101      207,455
  Held to maturity securities...............................       58,716         76,483       96,045
  Mortgage loans............................................      154,440        121,076       99,673
Purchases of investments:
  Available for sale securities.............................     (510,808)      (922,201)    (705,348)
  Held to maturity securities...............................       (1,083)       (23,624)     (21,721)
  Equity securities.........................................          (74)       (32,339)      (7,052)
  Mortgage loans............................................      (78,572)      (107,728)     (54,659)
  Real estate...............................................       (1,730)          (856)      (1,823)
  Other invested assets.....................................      (18,633)       (11,342)      (1,807)
Contributions of separate account seed money................       (1,774)       (20,826)          --
Withdrawals of separate account seed money..................           --          1,954           29
Policy loans and premium notes, net.........................       (3,665)        (3,711)        (148)
                                                              -----------    -----------    ---------
    Net cash provided by (used in) investing activities.....      156,587       (199,807)      13,927
                                                              -----------    -----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....      827,800      1,228,552      836,694
Variable universal life and investment product
  withdrawals...............................................   (1,066,189)    (1,107,827)    (994,120)
                                                              -----------    -----------    ---------
    Net cash (used in) provided by financing activities.....     (238,389)       120,725     (157,426)
                                                              -----------    -----------    ---------
    Net change in cash and cash equivalents.................      (21,152)        70,642      (30,811)
Cash and cash equivalents, beginning of year................       81,405         10,763       41,574
                                                              -----------    -----------    ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    60,253    $    81,405    $  10,763
                                                              ===========    ===========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $    38,821    $    54,863    $  31,805
                                                              ===========    ===========    =========
  Foreclosure of mortgage loans.............................  $     5,394    $     8,848    $   1,744
                                                              ===========    ===========    =========

          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     On October 13, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion (Plan) to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure.

     The Insurance Department of the Commonwealth of Pennsylvania reviewed the Plan and rendered its Decision and Order approving the Plan, subject to certain conditions, on November 6, 1998.

     A Special Meeting of policyholders to consider and vote upon the Plan was held on February 9, 1999. Approximately 90% of the voting policyholders approved the Plan.

     Subsequent to the Special Meeting, a group of dissident policyholders filed a lawsuit to block the Plan. On February 11, 1999, a Philadelphia Common Pleas Court judge issued an order granting a preliminary injunction blocking the Plan until the Court conducted a hearing. The Company continued to provide information to the Court at hearings held on March 16, 1999 and June 22, 1999. On September 16, 1999, the judge issued a permanent injunction blocking the Plan until certain additional disclosures were made.

     On October 29, 1999, the Company announced that it was abandoning the Plan due to practical barriers to completing all of the required steps before the December 31, 1999 deadline mandated in the Pennsylvania Insurance Department's order approving the Plan.

     The Company sells individual variable and traditional life insurance products and a variety of individual and group annuity products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, Puerto Rico and the District of Columbia, each of which has regulatory oversight. Sales in 15 states accounted for 81% of the Company's sales for the year ended December 31, 1999. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, selected benefit elements and policy provisions are determined by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain variable and traditional life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company with two major subsidiaries: Sigma American Corporation (Sigma) and 1717 Capital Management Company (1717CMC). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties. 1717CMC is a full-service broker/dealer, operating on a fully disclosed basis, engaged in the distribution of investment company shares, general securities, and other securities and services. 1717CMC is the principal distributor of variable life insurance policies and variable annuity contracts issued by both Provident Mutual and PLACA.

BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation, including short-term investments reclassified as cash and cash equivalents.

     Various entities within the Company prepare financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the deferral and subsequent amortization of policy acquisition costs, the valuation of policy reserves, the accounting for deferred taxes, the accrual of postretirement benefits, the inclusion of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

     Statutory net income was $82.1 million, $70.8 million and $58.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Statutory surplus was $434.2 million and $382.4 million as of December 31, 1999 and 1998, respectively. During 1998, the Company adopted the accounting requirements of the National Association of Insurance Commissioners' codification of statutory accounting principles. The effect of this reduced surplus by $46.8 million.

     The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are credited (charged) to operations. Reserves totaled $11.2 million and $10.7 million at December 31, 1999 and 1998, respectively.

     Policy loans are reported at unpaid principal balances.

     Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances. The straight line method of depreciation is used for real estate occupied by the Company.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

     Cash and cash equivalents include cash and all highly liquid investments with a maturity of three months or less when purchased, reduced by the amount of outstanding checks.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS No. 133", which changed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt the provisions of SFAS No. 133 effective January 1, 2001. The Company is currently reviewing SFAS No. 133 and has not yet determined its impact on the consolidated financial statements.

     Effective January 1, 1999, the Company adopted Statement of Position (SOP) No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for determining measurement and recognition of a liability or an asset for insurance-related assessments. The adoption of SOP 97-3 did not have a material effect on the results of operations or the financial position of the Company.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

PREMIUMS, CHARGES AND BENEFITS

Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other policies, the account balances were credited at interest rates which ranged from 4.5% to 8.23%, in 1999.

Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yields, before realized capital gains and losses, in the calculation of expected gross margins were 8.0% for 1999, 8.25% for 1998 and 8.0% for 1997.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected lives of the policies.

     Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the deferred acquisition cost asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

CAPITAL GAINS AND LOSSES

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

     Annually, the Board of Directors declares the amount of dividends to be paid to participating policyholders in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

     Separate account assets and liabilities reflect segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1999 and 1998 (in millions):

                                             DECEMBER 31, 1999       DECEMBER 31, 1998
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $2,765.2    $2,765.2    $3,030.9    $3,030.9
  Held to maturity........................  $  323.3    $  323.8    $  405.1    $  379.2
Equity securities.........................  $   20.3    $   20.3    $   29.4    $   29.4
Mortgage loans............................  $557.3...   $  559.8    $  697.2    $  641.6
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............  $  100.5    $  100.6    $  178.6    $  172.3
Group annuities...........................  $1,718.8    $1,740.9    $1,596.4    $1,595.9
Supplementary contracts without life
  contingencies...........................  $   28.3    $   28.6    $   30.4    $   29.8
Individual annuities......................  $2,028.9    $2,085.1    $1,907.1    $1,961.8

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

     The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $102.0 million and $101.9 million, respectively, at December 31, 1999 and $172.5 million and $175.9 million, respectively, at December 31, 1998.

GROUP ANNUITIES

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND ACCUMULATIONS

     The policyholders' dividend and accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1999 and 1998 are as follows (in millions):

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   46.9       $   .4        $   .7      $   46.6
Obligations of states and political
  subdivisions...................................      41.6           .6            .5          41.7
Debt securities issued by foreign governments....       1.0           --            --           1.0
Corporate securities.............................   2,556.7         20.8         151.4       2,426.1
Mortgage-backed securities.......................     257.9          2.1          10.2         249.8
                                                   --------       ------        ------      --------
Subtotal -- fixed maturities.....................   2,904.1         23.9         162.8       2,765.2
Equity securities................................      19.0          2.6           1.3          20.3
                                                   --------       ------        ------      --------
     Total.......................................  $2,923.1       $ 26.5        $164.1      $2,785.5
                                                   ========       ======        ======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   13.4       $    3        $   --      $   13.7
Obligations of states and political
  subdivisions...................................       6.4           .2            .2           6.4
Debt securities issued by foreign governments....       6.0           .2            --           6.2
Corporate securities.............................     294.5          5.3           6.3         293.5
Mortgage-backed securities.......................       3.5           --            --           3.5
                                                   --------       ------        ------      --------
     Total.......................................  $  323.8       $  6.0        $  6.5      $  323.3
                                                   ========       ======        ======      ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   41.7       $  1.7        $   --      $   43.4
Obligations of states and political
  subdivisions...................................      57.8          2.9            --          60.7
Debt securities issued by foreign governments....       1.0           .1            --           1.1
Corporate securities.............................   2,537.1        124.4          33.3       2,628.2
Mortgage-backed securities.......................     287.1         11.0            .6         297.5
                                                   --------       ------        ------      --------
Subtotal -- fixed maturities.....................   2,924.7        140.1          33.9       3,030.9
Equity securities................................  30.3....          1.8           2.7          29.4
                                                   --------       ------        ------      --------
     Total.......................................  $2,955.0       $141.9        $ 36.6      $3,060.3
                                                   ========       ======        ======      ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   16.7       $  1.5        $   --      $   18.2
Obligations of states and political
  subdivisions...................................       7.9           .7            .1           8.5
Debt securities issued by foreign governments....       6.2          1.0            --           7.2
Corporate securities.............................     339.6         22.4            .2         361.8
Mortgage-backed securities.......................       8.8           .6            --           9.4
                                                   --------       ------        ------      --------
     Total.......................................  $  379.2       $ 26.2        $   .3      $  405.1
                                                   ========       ======        ======      ========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are as follows (in millions):

                            AMORTIZED   ESTIMATED
AVAILABLE FOR SALE            COST      FAIR VALUE
------------------          ---------   ----------
Due in one year or less...  $  146.5     $  146.8
Due after one year through
  five years..............     766.8        759.0
Due after five years
  through ten years.......     687.2        660.2
Due after ten years          1,303.6      1,199.2
                            --------     --------
     Total................  $2,904.1     $2,765.2
                            ========     ========

                            AMORTIZED   ESTIMATED
HELD TO MATURITY              COST      FAIR VALUE
----------------            ---------   ----------
Due in one year or less...   $ 24.7       $ 24.8
Due after one year through
  five years..............    109.2        109.4
Due after five years
  through ten years.......    110.8        112.7
Due after ten years.......     79.1         76.4
                             ------       ------
     Total................   $323.8       $323.3
                             ======       ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.
     Realized gains (losses) on investments for the years ended December 31, 1999, 1998 and 1997 are summarized as follows (in millions):

                           1999    1998    1997
                           -----   -----   -----
Fixed maturities.........  $(9.0)  $(9.2)  $ 7.9
Equity securities........    1.5     2.8    (3.8)
Mortgage loans...........     --      .7     1.1
Real estate..............    (.6)    6.6    (2.2)
Other invested assets....    6.1     8.9     (.6)
Other assets.............     --    (3.0)     --
                           -----   -----   -----
     Total...............  $(2.0)  $ 6.8   $ 2.4
                           =====   =====   =====

     During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million. The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

     Net unrealized (depreciation) appreciation on available for sale securities as of December 31, 1999 and 1998 is summarized as follows (in millions):

                                1999      1998
                               -------   ------
Net unrealized (depreciation)
  appreciation before
  adjustments for the
  following:.................  $(137.6)  $105.3
  Amortization of deferred
     policy acquisition
     costs...................     69.6    (53.0)
  Deferred Federal income
     taxes...................     23.8    (18.3)
                               -------   ------
Net unrealized (depreciation)
  appreciation...............  $ (44.2)  $ 34.0
                               =======   ======

     Net investment income, by type of investment, is as follows for the years ending December 31, 1999, 1998 and 1997 (in millions):

                         1999     1998     1997
                        ------   ------   ------
Gross investment
  income:
Fixed maturities:
  Available for
     sale.............  $222.9   $225.2   $201.2
  Held to maturity....    30.6     34.4     39.6
Equity securities.....      .2       .5       .8
Mortgage loans........    53.9     59.1     62.9
Real estate...........     5.3      6.6     10.7
Policy loans and
  premium notes.......    23.9     24.2     23.4
Other invested
  assets..............     7.3     15.3      8.0
Cash and cash
  equivalents.........     2.3      3.3      2.5
Other, net............      .1       --      (.2)
                        ------   ------   ------
                         346.5    368.6    348.9
Less investment
  expenses............   (13.9)   (15.9)   (17.4)
                        ------   ------   ------
Net investment
  income..............  $332.6   $352.7   $331.5
                        ======   ======   ======

     On May 13, 1998, the Company purchased two structured notes at par value totaling $55 million for settlement on June 2, 1998. The notes were acquired from separate unaffiliated issuers and were categorized as available for sale. The notes carried opposite interest rate characteristics and were reset on June 29, 1998 as a result of the 10-year USD swap rate being less than the trigger rate of 6.14%. The notes were accounted for as separate notes in accordance with the provisions of FASB Emerging Issues Task Force (EITF) Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes".

     The note with a par value of $32 million and a stated coupon rate of 5.777% was reset to a coupon rate of 11.554%. Interest earned on this note during 1998 was $.1 million for 27 days at 5.777% and $1.9 million for 185 days at 11.554%.

     A note with a par value of $23 million and a stated coupon rate of 5.878% was reset to a coupon rate of 0% and was sold on June 29, 1998 at a loss of $10.6 million. Interest earned on this note during 1998 was $.1 million for 27 days at 5.878%.

     The unrealized gain on the remaining note is $5.5 million at December 31, 1999. Interest earned on this note during 1999 was $3.7 million.

     In November 1998, the EITF released Issue No. 98-15, "Structured Notes Acquired for a Specified Investment Strategy", which requires that structured notes transactions entered into after September 24, 1998 be accounted for as a unit. If the Company had accounted for the notes as a unit, the realized loss of $10.6 million would have been reversed and applied as an adjustment to the cost of the remaining note. Interest earned for 1998 on both notes would have totaled $1.5 million. Interest earned over the lives of the notes would be $8.7 million less had the notes been accounted for as a unit.

4.  MORTGAGE LOANS

     The carrying value of impaired loans was $14.2 million and $33.9 million, which are net of reserves of $3.2 million and $4.3 million as of December 31, 1999 and 1998, respectively.

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1999 and 1998 is as follows (in millions):

                               1999     1998
                               -----    -----
BALANCE AT JANUARY 1.........  $10.7    $13.1
Provision, net of
  recoveries.................     .5      (.6)
Releases due to
  foreclosure................     --     (1.8)
                               -----    -----
BALANCE AT DECEMBER 31.......  $11.2    $10.7
                               =====    =====

     The average recorded investment in impaired loans was $27.8 million and $46.3 million during 1999 and 1998, respectively. Interest income recognized on impaired loans during 1999, 1998 and 1997 was $1.7 million, $3.9 million and $4.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

     Real estate holdings are as follows at December 31, 1999 and 1998 (in millions):

                               1999     1998
                               -----    -----
Occupied by the Company......  $19.2    $31.1
Foreclosed...................    7.8      8.2
Investment...................     --       .2
                               -----    -----
     Total...................  $27.0    $39.5
                               =====    =====

     Depreciation expense was $1.0 million, $1.8 million and $3.0 million for the years ended December 31, 1999, 1998 and 1997, respectively. Accumulated depreciation for real estate totaled $4.5 million and $6.9 million at December 31, 1999 and 1998, respectively. Permanent impairment writedowns were $.9 million, $.5 million and $6.1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     In December 1999, a real estate property occupied by the Company with a carrying value of $12.3 million was sold, resulting in a gain of $.3 million.

6.  DEFERRED POLICY ACQUISITION COSTS

     A reconciliation of the deferred policy acquisition cost (DAC) asset for 1999, 1998 and 1997 is as follows (in millions):

                         1999     1998     1997
                        ------   ------   ------
BALANCE AT JANUARY
  1...................  $705.2   $629.6   $602.6
Expenses deferred.....   124.1    140.1    127.6
Amortization of DAC...   (80.4)   (72.9)   (73.6)
Effect on DAC from
  unrealized losses
  (gains).............   101.8      8.4    (27.0)
                        ------   ------   ------
BALANCE AT DECEMBER
  31..................  $850.7   $705.2   $629.6
                        ======   ======   ======

7.  BENEFIT PLANS
     The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare part B reimbursement for certain retirees) and retiree life insurance.

     The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1999 and 1998, as well as, the funded status as of December 31, 1999 and 1998 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1999      1998      1999      1998
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $116.7    $116.6    $ 28.4    $ 29.8
Service cost....................................     3.7       4.5        .3        .5
Interest cost...................................     7.7       7.8       1.9       1.9
Plan participants' contributions................      --        --        .4        .1
Plan amendments.................................     1.4        .4        --        --
Actuarial (gain) loss...........................     4.0      (3.2)     (4.2)     (1.9)
Settlements.....................................   (13.4)       --        --        --
Gross benefits paid.............................   (21.7)     (9.4)     (2.3)     (2.1)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........    98.4     116.7      24.5      28.3
                                                  ------    ------    ------    ------

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1999      1998      1999      1998
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   182.4     165.8        --        --
Actual return on plan assets....................    26.6      26.8        --        --
Employer contributions..........................      --        --       1.4       1.7
401(h) transfer.................................    (1.4)     (1.7)       --        --
Gross benefits paid.............................   (16.6)     (8.5)     (1.4)     (1.7)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   191.0     182.4        --        --
                                                  ------    ------    ------    ------
Funded status...................................    92.6      65.7     (24.5)    (28.3)
Unrecognized actuarial gain.....................   (53.9)    (41.2)    (20.0)    (17.0)
Unrecognized prior service cost.................     4.9       3.9       6.1       6.5
Unrecognized net transition asset...............   (11.7)    (15.7)       --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 31.9    $ 12.7    $(38.4)   $(38.8)
                                                  ======    ======    ======    ======

     The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 1999 and 1998 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1999      1998      1999      1998
                                                  ------    ------    ------    ------
Prepaid benefit cost............................  $ 42.6    $ 24.0    $   --    $   --
Accrued benefit liability.......................   (10.7)    (11.3)    (38.4)    (38.8)
Additional minimum liability....................     (.8)     (1.8)       --        --
Intangible asset................................      .8       1.8        --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 31.9    $ 12.7    $(38.4)   $(38.8)
                                                  ======    ======    ======    ======

     The components of net periodic benefit (income) cost for the years ended December 31, 1999, 1998 and 1997 are as follows (in millions):

                                         PENSION BENEFITS            OTHER BENEFITS
                                    --------------------------    ---------------------
                                     1999      1998      1997     1999     1998    1997
                                    ------    ------    ------    -----    ----    ----
Service cost......................  $  4.3    $  4.5    $  4.3    $  .3    $ .5    $ .5
Interest cost.....................     7.6       7.8       8.3      1.9     1.9     2.0
Expected return on assets.........   (16.1)    (14.6)    (13.0)      --      --      --
Amortization of:
  Transition asset................    (1.9)     (1.9)     (1.9)      --      --      --
  Prior service cost..............      .3        .3        .3       .4      .4      .4
  Actuarial (gain) loss...........    (3.3)      (.9)      (.1)    (1.1)    (.9)    (.8)
  Settlement credit...............    (5.8)       --        --       --      --      --
                                    ------    ------    ------    -----    ----    ----
Net periodic benefit (income)
  cost............................  $(14.9)   $ (4.8)   $ (2.1)   $ 1.5    $1.9    $2.1
                                    ======    ======    ======    =====    ====    ====

     During 1999, in certain of the Company's defined benefit plans, lump-sum cash payments elected by employees exceeded the sum of the periodic service cost and interest cost of the related plans. The lump-sum amounts are reflected as "settlements" in the change in benefit obligation table above. Because of this circumstance, the Company amortized additional amounts of the unrecognized actuarial gains and the unamortized transition asset, in accordance with SFAS 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits." Pretax income of $5.8 million resulted from additional amortization and is reflected as a "settlement credit" in the pension benefits table above.

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $14.3 million, $10.4 million, and $0, respectively, at December 31, 1999, and were $15.9 million, $13.1 million, and $0, respectively, at December 31, 1998.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
  postretirement benefit obligation.........................     $1.3           $(1.2)

     The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 1999 and 1998:

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1999    1998    1999     1998
                                                          ----    ----    -----    -----
Discount rate...........................................  7.75%   6.75%   7.75%    6.75%
Expected return on plan assets..........................   9.0%    9.0%    N/A      N/A
Rate of compensation increase...........................  4.75%   4.75%   4.75%    4.75%

     Effective July 1, 1999, the Company increased its discount rate to 7.5% from 6.75% at January 1, 1999. Effective December 31, 1999, the Company increased its discount rate to 7.75%.

     A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 1999, decreasing to an ultimate trend of 5.1% in 2001.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In 1999, 1998 and 1997, the Company transferred $1.4 million, $1.7 million and $1.6 million of excess assets from the defined benefit pension plan to pay for 1999, 1998 and 1997 qualified retiree health benefits, respectively.

     The Company also provides a funded noncontributory defined contribution plan that covers substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.5 million, $3.4 million, and $3.4 million for the years ended December 31, 1999, 1998 and 1997, respectively.

8.  FEDERAL INCOME TAXES

     The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. The life companies' tax provisions include an equity tax.

     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                         YEAR ENDED DECEMBER 31,
                        -------------------------
                         1999      1998     1997
                        -------   ------   ------
Federal income tax at
  statutory rate.....   $ 49.6    $44.2    $37.0
  Current year equity
     tax.............      9.0      6.3      8.8
  True down of prior
     years' equity
     tax.............    (10.0)    (7.0)    (8.0)
  Tax settlement.....       --     (4.7)      --
  Other..............     (1.0)      .1       .8
                        ------    -----    -----
Provision for Federal
  income tax from
  operations.........   $ 47.6    $38.9    $38.6
                        ======    =====    =====

     In 1998, the Company settled certain open tax years with the IRS, which resulted in the reduction of income tax expense by $4.7 million.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1999 and 1998 (in millions):

                                1999     1998
                               ------   ------
DEFERRED TAX LIABILITY
Deferred policy acquisition
  costs......................  $223.7   $214.2
Prepaid pension asset........    15.3      8.4
Net unrealized gain on
  available for sale
  securities.................      --     18.3
                               ------   ------
     Total deferred tax
       liability.............   239.0    240.9
                               ------   ------

                                1999     1998
                               ------   ------
DEFERRED TAX ASSET
Reserves.....................   145.1    145.8
Net unrealized loss on
  available for sale
  securities.................    23.8       --
Employee benefit accruals....    19.0     18.2
Invested assets..............     7.4      6.4
Policyholder dividends.......     8.7      8.2
Other........................     8.3      4.5
                               ------   ------
     Total deferred tax
       asset.................   212.3    183.1
                               ------   ------
Net deferred tax liability...  $ 26.7   $ 57.8
                               ======   ======

     The Company's Federal income tax returns have been audited through 1995. All years through 1985 are closed. Years 1986 through 1995 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1996 and subsequent remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

9.  REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1.5 million on any single life.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

     On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million.

     The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                     CEDED TO      ASSUMED
                                          GROSS        OTHER      FROM OTHER       NET
                                         AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                        ---------    ---------    ----------    ---------
DECEMBER 31, 1999:
Life insurance in force...............  $42,853.8    $9,866.6       $137.5      $33,124.7
                                        =========    ========       ======      =========
Premiums..............................  $   209.5    $   12.7       $   .7      $   197.5
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,028.8    $  155.9       $  2.7      $ 3,875.6
                                        =========    ========       ======      =========
DECEMBER 31, 1998:
Life insurance in force...............  $40,139.8    $8,550.4       $167.4      $31,756.8
                                        =========    ========       ======      =========
Premiums..............................  $   217.1    $   14.2       $  3.5      $   206.4
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,243.1    $  152.8       $  3.1      $ 4,093.4
                                        =========    ========       ======      =========
DECEMBER 31, 1997:
Life insurance in force...............  $36,961.7    $7,549.1       $238.6      $29,651.2
                                        =========    ========       ======      =========
Premiums..............................  $   232.7    $   15.0       $  3.2      $   220.9
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,344.6    $  499.5       $  3.9      $ 3,849.0
                                        =========    ========       ======      =========

10.  COMMITMENTS AND CONTINGENCIES

LEASES

     The Company leases office space, data processing equipment and certain other furniture and equipment under operating leases expiring on various dates between 2000 and 2009. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1999, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                       SUBLEASE
                           RENTAL      RENTALS
                          PAYMENTS    RECEIVABLE
YEAR ENDING DECEMBER 31:  --------    ----------
2000....................   $13.5         $ .5
2001....................    11.3           .2
2002....................     9.8           .1
2003....................     7.5           --
2004....................     5.4           --
Thereafter..............    16.8           --
                           -----         ----
     Total..............   $64.3         $ .8
                           =====         ====

     Total related rent expense was $11.2 million, $13.6 million and $12.7 million in 1999, 1998 and 1997, respectively, which was net of sublease income of $.5 million, $2.6 million and $1.9 million in 1999, 1998 and 1997, respectively.

     During 1998, the Company recorded a charge to income for the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

     At December 31, 1999, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $27.6 million. The mortgage loan commitments, which expire through December 2000, totaled $23.0 million and were issued during 1999 at interest rates consistent with rates applicable on December 31, 1999. As a result, the fair value of these commitments approximates the face amount.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company had no hedge activity in 1999. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998 and 239 treasury futures contracts with a dollar value of $25.2 million in 1997. There were no gains (losses) generated from the hedge positions for the year ended December 31, 1999. The approximate net gains (losses) generated from the hedge positions were $.1 million for the year ended December 31, 1998 and $(.1) million for the year ended December 31, 1997. There were no open hedge positions at December 31, 1999 or 1998.

     The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1999 or 1998.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 1999.

INVESTMENT PORTFOLIO CREDIT RISK

Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1999 and 1998, approximately $266.6 million and $210.4 million, respectively, in debt security investments (8.3% and 6.4%, respectively, of the total debt security portfolio) were considered "below investment grade." During 1999, the Company increased its allocation of assets to "below investment grade" securities. Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1999 of $3.6 million were non-income producing for the year ended December 31, 1999.

     The Company had debt security investments in the financial services industry at both December 31, 1999 and 1998 that exceeded 5% of total assets.

Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     There was one mortgage loan totaling $.1 million and two mortgage loans totaling $3.7 million in which payments on principal and/or interest were over 90 days past due as of December 31, 1999 and 1998, respectively.

     The Company had no loans outstanding in any state where principal balances in the aggregate exceeded 20% of the Company's equity.

Lines of Credit

     The Company has approximately $50 million of available and unused lines of credit at December 31, 1999.

Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, with respect to sales practices, and as a result of the merger with

Covenant Life Insurance Company in 1994, which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its results of operations.

     In June 1999, the Company settled litigation involving the 1994 merger with Covenant Life Insurance Company. The net settlement of $5.8 million had no impact on current period operating results as the Company had previously established reserves for such litigation.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the consolidated financial statements. Guaranty fund assessments totaled $.1 million, $2.2 million and $1.1 million in 1999, 1998 and 1997, respectively. Of those amounts, $.1 million, $1.6 million and $.8 million in 1999, 1998 and 1997, respectively, are creditable against future years' premium taxes.

11.  COMPREHENSIVE INCOME

     The components of other comprehensive income are as follows (in millions):

                                                                      TAX
                                                     BEFORE TAX    (EXPENSE)    NET OF TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
YEAR ENDED DECEMBER 31, 1999:
Unrealized appreciation (depreciation) on
  securities.......................................   $(122.3)      $ 42.8        $(79.5)
Less: reclassification adjustment for losses
  realized in net income...........................       2.0          (.7)          1.3
                                                      -------       ------        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................   $(120.3)      $ 42.1        $(78.2)
                                                      =======       ======        ======
YEAR ENDED DECEMBER 31, 1998:
Unrealized appreciation (depreciation) on
  securities.......................................   $  11.9       $ (4.2)       $  7.7
Less: reclassification adjustment for gains
  realized in net income...........................      (6.8)         2.4          (4.4)
                                                      -------       ------        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................   $   5.1       $ (1.8)       $  3.3
                                                      =======       ======        ======
YEAR ENDED DECEMBER 31, 1997:
Unrealized appreciation (depreciation) on
  securities.......................................   $  33.1       $(11.6)       $ 21.5
Less: reclassification adjustment for gains
  realized in net income...........................      (2.4)          .9          (1.5)
                                                      -------       ------        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................   $  30.7       $(10.7)       $ 20.0
                                                      =======       ======        ======